UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03416

THE CALVERT FUND

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2021

Date of Reporting Period

Item 1.	Reports to Stockholders

Calvert
Core Bond Fund
Annual Report
September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2021
Calvert
Core Bond Fund

Calvert
Core Bond Fund
September 30, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
After the U.S. Federal Reserve (the Fed) met in late September 2021, Fed Chair Jerome Powell noted that “The path of the economy continues to depend on the course of the [COVID-19] virus, and risks to the economic outlook remain.” For fixed-income investors, this reflected the dominant investment theme for the 12-month period ended September 30, 2021.
Throughout the period, performance of fixed-income asset classes ebbed and flowed as the virus advanced and retreated, with a second wave of COVID-19 washing over the U.S. and global economies in the winter of 2020-2021 and a third wave known as the Delta variant spreading around the world in the summer of 2021.
For the period as a whole, however, U.S. fixed-income investors appeared to focus on the reopening of the economy and its recovery from a near-shutdown in the early days of the pandemic. The asset classes that fared best during the period were those that stood to benefit from a U.S. and global economic revival. So-called “safe-haven” assets, in contrast, fared poorly as investors appeared to become more comfortable taking on increased risk during the period.
As a result, U.S. Treasurys were one of the worst-performing fixed-income asset classes during the period, with the Bloomberg U.S. Treasury Index returning (3.30)% for the period. The Bloomberg U.S. Aggregate Bond Index, a broad measure of the U.S. fixed-income market, was also dragged down by its Treasury component, and returned (0.90)% for the period.
Investment-grade corporate bonds fared better. The Bloomberg U.S. Corporate Bond Index returned 1.74% for the period, as factories and businesses reopened and consumers — a key driver of the U.S. economy — rushed to spend the money they had saved while confined at home earlier in the pandemic.
High yield bonds were a standout asset class during the period. Several industries prominent within the high yield space — including airlines, restaurants, retail, and travel & leisure — were among the hardest-hit businesses early in the pandemic and the biggest beneficiaries of the subsequent economic recovery. Reflecting investors’ increasing confidence in the recovery, as well as their search for yield in a historically low-yield environment, the Bloomberg U.S. Corporate High Yield Index returned 11.28% for the one-year period.
Fund Performance
For the 12-month period ended September 30, 2021, Calvert Core Bond Fund (the Fund) returned 1.79% for Class A shares at net asset value (NAV), outperforming its primary benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned (0.90)%.
Sector allocation in the Fund contributed to returns relative to the Index during the period. An overweight exposure to investment-grade corporate securities, an underweight exposure to U.S. Treasurys, and an out-of-Index allocation to high yield corporate securities were particularly beneficial. An allocation to U.S. Treasury Inflation-Protected Securities and an underweight exposure to mortgage-backed securities further enhanced relative performance during the period. Security selections in investment-grade corporate securities and asset-backed securities also contributed to performance relative to the Index.
The Fund’s duration and use of derivatives detracted from performance relative to the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Core Bond Fund
September 30, 2021
Performance

Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/31/2004	12/31/2004	1.79%	5.62%	5.94%
Class A with 3.75% Maximum Sales Charge	—	—	(2.04)	4.82	5.53
Class I at NAV	01/30/2015	12/31/2004	1.99	5.96	6.20

Bloomberg U.S. Aggregate Bond Index	—	—	(0.90)%	2.94%	3.01%
Bloomberg Long U.S. Credit Index	—	—	2.13	6.13	6.59

% Total Annual Operating Expense Ratios[3]	Class A	Class I
Gross	0.95%	0.70%
Net	0.74	0.49
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	09/30/2011	$456,558	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Core Bond Fund
September 30, 2021
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of bond holdings)*

* For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of an issuance based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

See Endnotes and Additional Disclosures in this report.
4

Calvert
Core Bond Fund
September 30, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg Long U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity greater than ten years. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
Effective February 1, 2021, the Fund changed its primary benchmark to the Bloomberg U.S. Aggregate Bond Index because the investment adviser believes it is a more appropriate benchmark for the Fund.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked. Effective February 1, 2021, the Fund revised its name, objective and principal investment strategies and adopted a policy of investing at least 80% of its net assets in investment grade, U.S. dollar-denominated debt securities.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Important Notice to Shareholders
Effective August 24, 2021, the Bloomberg Barclays fixed income indices were rebranded as Bloomberg indices.

5

Calvert
Core Bond Fund
September 30, 2021
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,019.40	$3.75 **	0.74%
Class I	$1,000.00	$1,020.70	$2.48 **	0.49%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.36	$3.75 **	0.74%
Class I	$1,000.00	$1,022.61	$2.48 **	0.49%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
Core Bond Fund
September 30, 2021
Schedule of Investments

Asset-Backed Securities — 7.4%

Security	Principal Amount (000's omitted)	Value
Aligned Data Centers Issuer, LLC, Series 2021-1A, Class A2, 1.937%, 8/15/46(1)	$378	$ 380,416
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	299	299,576
DB Master Finance, LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	410	433,981
Diamond Infrastructure Funding, LLC, Series 2021-1A, Class A, 1.76%, 4/15/49(1)	255	251,850
FOCUS Brands Funding, LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	431	457,766
JPMorgan Chase Bank, NA:
Series 2021-2, Class B, 0.889%, 12/26/28(1)	335	335,038
Series 2021-3, Class B, 0.76%, 2/26/29(1)	261	260,940
Mosaic Solar Loan Trust, Series 2021-1A, Class A, 1.51%, 12/20/46(1)	197	195,930
Oportun Funding XIV, LLC, Series 2021-A, Class B, 1.76%, 3/8/28(1)	100	100,309
Oportun Issuance Trust, Series 2021-B, Class A, 1.47%, 5/8/31(1)	278	278,417
Pagaya AI Debt Selection Trust:
Series 2021-3, Class A, 1.15%, 5/15/29(1)	813	813,493
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	184	183,824
Planet Fitness Master Issuer, LLC, Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	614	625,586
SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49(1)	500	522,989
ServiceMaster Funding, LLC, Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	340	354,078
Sunnova Helios II Issuer, LLC, Series 2021-A, Class A, 1.80%, 2/20/48(1)	386	385,996
Sunrun Demeter Issuer, LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)	170	170,308
TES, LLC, Series 2017-1A, Class A, 4.33%, 10/20/47(1)	271	288,284
Theorem Funding Trust, Series 2021-1A, Class A, 1.21%, 12/15/27(1)	589	589,502
Total Asset-Backed Securities (identified cost $6,808,688)		$ 6,928,283

Collateralized Mortgage Obligations — 0.9%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2021-1A, Class M1A, 1.80%, (30-day average SOFR + 1.75%), 3/25/31(1)(2)	$150	$ 152,175
Series 2021-2A, Class M1A, 1.25%, (30-day average SOFR + 1.20%), 6/25/31(1)(2)	152	153,156
Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.: (continued)
Series 2021-3A, Class A2, 1.05%, (30-day average SOFR + 1.00%), 9/25/31(1)(2)	$150	$ 150,920
Eagle Re, Ltd., Series 2021-1, Class M1A, 1.75%, (30-day average SOFR + 1.70%), 10/25/33(1)(2)	244	246,157
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2021-DNA3, Class M1, 0.80%, (30-day average SOFR + 0.75%), 10/25/33(1)(2)	185	185,462
Total Collateralized Mortgage Obligations (identified cost $882,703)		$ 887,870

Commercial Mortgage-Backed Securities — 4.0%

Security	Principal Amount (000's omitted)	Value
BX Commercial Mortgage Trust:
Series 2021-VOLT, Class B, 1.034%, (1 mo. USD LIBOR + 0.95%), 9/15/36(1)(2)	$522	$ 523,473
Series 2021-VOLT, Class C, 1.184%, (1 mo. USD LIBOR + 1.10%), 9/15/36(1)(2)	246	246,735
Series 2021-VOLT, Class D, 1.734%, (1 mo. USD LIBOR + 1.65%), 9/15/36(1)(2)	180	180,541
Extended Stay America Trust:
Series 2021-ESH, Class A, 1.164%, (1 mo. USD LIBOR + 1.08%), 7/15/38(1)(2)	102	101,937
Series 2021-ESH, Class C, 1.784%, (1 mo. USD LIBOR + 1.70%), 7/15/38(1)(2)	306	309,135
Federal National Mortgage Association, Series 2018-M13, Class A2, 3.818%, 9/25/30(3)	900	1,044,324
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 1.234%, (1 mo. USD LIBOR + 1.15%), 5/15/38(1)(2)	428	429,291
Morgan Stanley Capital I Trust, Series 2017-CLS, Class A, 0.784%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)(2)(4)	191	191,061
Motel Trust:
Series 2021-MTL6, Class A, 0.984%, (1 mo. USD LIBOR + 0.90%), 9/15/38(1)(2)	138	138,245
Series 2021-MTL6, Class B, 1.284%, (1 mo. USD LIBOR + 1.20%), 9/15/38(1)(2)	100	100,263
SLG Office Trust, Series 2021-OVA, Class A, 2.585%, 7/15/41(1)	410	424,792
Total Commercial Mortgage-Backed Securities (identified cost $3,702,686)		$ 3,689,797

7
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2021
Schedule of Investments — continued

Corporate Bonds — 45.6%

Security	Principal Amount (000's omitted)	Value
Communications — 3.8%
AT&T, Inc.:
3.50%, 9/15/53	$300	$ 297,505
3.80%, 12/1/57	427	437,120
4.90%, 6/15/42	435	524,054
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	395	444,065
Comcast Corp.:
2.45%, 8/15/52(5)	621	549,099
4.25%, 1/15/33	305	356,880
SES Global Americas Holdings GP, 5.30%, 3/25/44(1)	219	250,934
SES S.A., 5.30%, 4/4/43(1)	130	148,913
T-Mobile USA, Inc.:
2.25%, 11/15/31	227	222,779
2.55%, 2/15/31	126	126,531
2.625%, 4/15/26	197	201,679
		$ 3,559,559
Consumer, Cyclical — 1.9%
Aptiv PLC, 5.40%, 3/15/49	$665	$ 909,000
Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	138	153,955
Home Depot, Inc. (The), 4.40%, 3/15/45	203	253,608
Hyatt Hotels Corp.:
1.30%, 10/1/23(6)	94	94,138
1.80%, 10/1/24(6)	39	39,088
Nordstrom, Inc.:
4.25%, 8/1/31(5)	76	77,061
5.00%, 1/15/44(5)	223	219,031
		$ 1,745,881
Consumer, Non-cyclical — 3.2%
Ashtead Capital, Inc., 4.25%, 11/1/29(1)	$304	$ 334,017
Block Financial, LLC, 3.875%, 8/15/30	247	268,793
Centene Corp., 4.625%, 12/15/29	279	304,403
Coca-Cola Femsa SAB de CV, 1.85%, 9/1/32	220	208,588
Conservation Fund (The), Green Bonds, 3.474%, 12/15/29	190	200,760
CVS Health Corp., 4.30%, 3/25/28	136	155,260
CVS Pass-Through Trust, 6.036%, 12/10/28	176	205,967
Ford Foundation (The), 2.415%, 6/1/50(5)	270	257,757
Kaiser Foundation Hospitals, 3.15%, 5/1/27	224	243,505
Merck & Co., Inc., 2.45%, 6/24/50	222	207,097
Pfizer, Inc., 2.625%, 4/1/30	160	169,046
Royalty Pharma PLC, 3.35%, 9/2/51	275	261,053
Security	Principal Amount (000's omitted)	Value
Consumer, Non-cyclical (continued)
Smithfield Foods, Inc., 2.625%, 9/13/31(1)	$183	$ 178,095
		$ 2,994,341
Energy — 0.8%
TerraForm Power Operating, LLC, 4.75%, 1/15/30(1)	$717	$ 751,057
		$ 751,057
Financial — 19.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25	$302	$ 350,299
Affiliated Managers Group, Inc., 3.30%, 6/15/30	393	420,830
Agree, L.P., 2.00%, 6/15/28	94	93,281
Air Lease Corp., 2.875%, 1/15/26	349	364,839
Andrew W. Mellon Foundation (The), 0.947%, 8/1/27	300	295,088
Aon Corp., 2.80%, 5/15/30	209	218,514
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(7)	316	328,609
Banco Santander S.A., 1.722% to 9/14/26, 9/14/27(7)	200	199,178
Bank of America Corp.:
1.734% to 7/22/26, 7/22/27(7)	214	215,023
2.087% to 6/14/28, 6/14/29(7)	215	214,787
2.299% to 7/21/31, 7/21/32(7)	350	345,242
3.824% to 1/20/27, 1/20/28(7)	2,025	2,236,054
BankUnited, Inc., 5.125%, 6/11/30	118	136,457
Boston Properties, L.P., 2.45%, 10/1/33	483	470,426
Brookfield Finance, Inc., 4.70%, 9/20/47	385	466,981
Capital One Financial Corp., 4.20%, 10/29/25	300	332,656
CI Financial Corp.:
3.20%, 12/17/30	239	248,292
4.10%, 6/15/51	122	131,394
Citigroup, Inc.:
3.668% to 7/24/27, 7/24/28(7)	211	232,080
4.00% to 12/10/25(7)(8)	415	431,060
4.125%, 7/25/28	270	301,614
4.65%, 7/23/48	210	271,191
5.316% to 3/26/40, 3/26/41(7)	400	531,516
Commonwealth Bank of Australia, 3.61% to 9/12/29, 9/12/34(1)(7)	288	305,604
Discover Bank, 4.682% to 8/9/23, 8/9/28(7)	446	474,599
Extra Space Storage, L.P., 2.55%, 6/1/31	180	180,602
HAT Holdings I, LLC/HAT Holdings II, LLC, 3.375%, 6/15/26(1)	254	258,128
Iron Mountain, Inc., 4.50%, 2/15/31(1)	310	314,820
JPMorgan Chase & Co.:
0.63%, (SOFR + 0.58%), 3/16/24(2)	127	127,489
1.47% to 9/22/26, 9/22/27(7)	328	326,035

8
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Financial (continued)
JPMorgan Chase & Co.: (continued)
2.522% to 4/22/30, 4/22/31(7)	$450	$ 459,352
2.739% to 10/15/29, 10/15/30(7)	219	226,911
2.956% to 5/13/30, 5/13/31(7)	225	234,211
4.493% to 3/24/30, 3/24/31(7)	300	350,231
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	450	484,529
Macquarie Bank, Ltd.:
3.052% to 3/3/31, 3/3/36(1)(7)	263	260,622
3.624%, 6/3/30(1)	334	350,857
Nationwide Building Society, 4.125% to 10/18/27, 10/18/32(1)(7)	600	656,059
PNC Financial Services Group, Inc. (The), 2.20%, 11/1/24	757	793,458
Principal Financial Group, Inc., 4.625%, 9/15/42	296	370,135
Radian Group, Inc., 4.875%, 3/15/27	295	322,088
Standard Chartered PLC:
1.214% to 3/23/24, 3/23/25(1)(7)	200	200,393
1.456% to 1/14/26, 1/14/27(1)(7)	243	239,361
Stifel Financial Corp., 4.00%, 5/15/30	235	262,208
Synovus Bank/Columbus, GA, 4.00% to 10/29/25, 10/29/30(7)	373	390,939
Truist Financial Corp.:
1.267% to 3/2/26, 3/2/27(7)	230	229,289
5.10% to 3/1/30(7)(8)	232	267,264
UBS AG, 1.25%, 6/1/26(1)	236	234,923
UBS Group AG, 2.095% to 2/11/31, 2/11/32(1)(7)	295	287,197
Westpac Banking Corp., 2.668% to 11/15/30, 11/15/35(7)	265	259,672
		$ 17,702,387
Government - Multinational — 5.8%
Asian Development Bank, 3.125%, 9/26/28	$291	$ 326,888
European Bank for Reconstruction & Development, 1.50%, 2/13/25	305	313,421
European Investment Bank:
1.625%, 5/13/31	585	589,325
2.375%, 5/24/27	860	919,276
2.875%, 6/13/25(1)	1,942	2,094,591
Inter-American Development Bank, 0.875%, 4/3/25	241	242,370
International Bank for Reconstruction & Development, 3.125%, 11/20/25	861	942,933
		$ 5,428,804
Government - Regional — 0.7%
Kommuninvest I Sverige AB, 0.375%, 6/19/24(1)	$600	$ 597,636
		$ 597,636
Security	Principal Amount (000's omitted)	Value
Industrial — 3.2%
AP Moller - Maersk A/S, 4.50%, 6/20/29(1)	$285	$ 330,866
FedEx Corp., 4.55%, 4/1/46	425	503,303
Jabil, Inc., 3.60%, 1/15/30	254	275,630
nVent Finance S.a.r.l., 4.55%, 4/15/28	825	906,136
Owens Corning, 3.95%, 8/15/29	525	586,679
Valmont Industries, Inc., 5.00%, 10/1/44	319	393,809
		$ 2,996,423
Technology — 1.9%
Apple, Inc., 3.45%, 2/9/45	$350	$ 388,091
DXC Technology Co., 2.375%, 9/15/28	192	189,841
Microsoft Corp., 2.525%, 6/1/50	266	256,406
Oracle Corp., 4.125%, 5/15/45	220	237,329
Seagate HDD Cayman, 5.75%, 12/1/34(5)	316	370,115
Western Digital Corp., 4.75%, 2/15/26	248	274,975
		$ 1,716,757
Utilities — 5.3%
AES Corp. (The), 2.45%, 1/15/31	$386	$ 381,200
American Water Capital Corp.:
2.30%, 6/1/31	495	500,631
3.75%, 9/1/47	475	533,240
Avangrid, Inc., 3.80%, 6/1/29	422	470,214
Consolidated Edison Co. of New York, Inc.:
3.35%, 4/1/30	257	281,516
4.00%, 11/15/57	420	471,527
Enel Finance International NV, 1.375%, 7/12/26(1)	201	199,952
MidAmerican Energy Co., 4.25%, 7/15/49	539	666,874
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	219	219,276
NextEra Energy Operating Partners, L.P., 4.50%, 9/15/27(1)	620	667,731
Northern States Power Co., 2.60%, 6/1/51	317	301,037
Terraform Global Operating, LLC, 6.125%, 3/1/26(1)	225	232,240
		$ 4,925,438
Total Corporate Bonds (identified cost $40,093,007)		$ 42,418,283

9
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2021
Schedule of Investments — continued

High Social Impact Investments — 0.3%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(9)(10)	$250	$ 245,707
Total High Social Impact Investments (identified cost $250,000)		$ 245,707

Preferred Stocks — 0.5%

Security	Shares	Value
Wireless Telecommunication Services — 0.5%
United States Cellular Corp., 5.50%	18,400	$ 486,496
Total Preferred Stocks (identified cost $460,000)		$ 486,496

Sovereign Government Bonds — 0.7%

Security	Principal Amount (000's omitted)	Value
Kreditanstalt fuer Wiederaufbau, 1.75%, 9/14/29	$635	$ 650,410
Total Sovereign Government Bonds (identified cost $639,853)		$ 650,410

Taxable Municipal Obligations — 4.7%

Security	Principal Amount (000's omitted)	Value
General Obligations — 1.6%
Massachusetts, Green Bonds, 3.277%, 6/1/46	$1,300	$ 1,439,087
		$ 1,439,087
Special Tax Revenue — 0.3%
California Health Facilities Financing Authority, (No Place Like Home Program):
2.984%, 6/1/33	$155	$ 165,096
3.034%, 6/1/34	110	117,103
		$ 282,199
Water and Sewer — 2.8%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$555	$ 793,445
San Diego County Water Authority, CA, Green Bonds, 1.951%, 5/1/34	185	182,956
Security	Principal Amount (000's omitted)	Value
Water and Sewer (continued)
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds, 3.303%, 11/1/39	$1,530	$ 1,636,365
		$ 2,612,766
Total Taxable Municipal Obligations (identified cost $3,929,258)		$ 4,334,052

U.S. Government Agencies and Instrumentalities — 0.5%

Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development:
3.435%, 8/1/34	$145	$ 160,276
3.485%, 8/1/35	85	95,604
3.585%, 8/1/37	150	169,662
Total U.S. Government Agencies and Instrumentalities (identified cost $415,370)		$ 425,542

U.S. Government Agency Mortgage-Backed Securities — 16.2%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., 3.00%, 4/1/51	$344	$ 360,736
Federal National Mortgage Association:
2.00%, 30-Year, TBA(11)	1,064	1,066,893
2.50%, 30-Year, TBA(11)	5,577	5,751,499
3.00%, 30-Year, TBA(11)	6,400	6,698,744
Pool #FM6803, 2.00%, 4/1/51	206	208,987
Pool #FM7023, 3.00%, 7/1/49	259	270,877
Government National Mortgage Association II:
Pool #CB2653, 2.50%, 3/20/51	286	297,449
Pool #CB8629, 2.50%, 4/20/51	384	400,267
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $15,097,305)		$ 15,055,452

U.S. Treasury Obligations — 32.7%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.875%, 2/15/41	$780	$ 763,242
2.00%, 2/15/50	355	348,871
2.00%, 8/15/51	150	147,375
U.S. Treasury Inflation-Protected Note, 0.75%, 7/15/28(12)	444	508,310

10
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes:
0.125%, 4/30/22	$3,000	$ 3,001,025
0.125%, 11/30/22	5,285	5,284,706
0.125%, 12/31/22	5,037	5,036,710
0.125%, 1/31/23	2,948	2,947,279
0.375%, 3/31/22	3,000	3,004,762
0.375%, 11/30/25	4,484	4,399,694
0.375%, 12/31/25	2,440	2,391,391
0.75%, 8/31/26	196	193,933
1.125%, 2/29/28	1,068	1,061,533
1.25%, 3/31/28	476	476,130
1.25%, 4/30/28	531	530,751
1.25%, 6/30/28	375	374,253
Total U.S. Treasury Obligations (identified cost $30,600,723)		$ 30,469,965

Short-Term Investments — 1.7%
Affiliated Fund — 0.7%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(13)	661,665	$ 661,732
Total Affiliated Fund (identified cost $661,666)		$ 661,732
Securities Lending Collateral — 1.0%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(14)	941,908	$ 941,908
Total Securities Lending Collateral (identified cost $941,908)		$ 941,908
Total Short-Term Investments (identified cost $1,603,574)		$ 1,603,640
Total Investments — 115.2% (identified cost $104,483,167)		$107,195,497
Other Assets, Less Liabilities — (15.2)%		$ (14,149,498)
Net Assets — 100.0%		$ 93,045,999

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2021, the aggregate value of these securities is $20,322,715 or 21.8% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2021.
(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2021.
(4)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 8).
(5)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $1,455,363.
(6)	When-issued security.
(7)	Security converts to variable rate after the indicated fixed-rate coupon period.
(8)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(9)	May be deemed to be an affiliated company (see Note 8).
(10)	Restricted security. Total market value of restricted securities amounts to $245,707, which represents 0.3% of the net assets of the Fund as of September 30, 2021.
(11)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(12)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(13)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(14)	Represents investment of cash collateral received in connection with securities lending.

11
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2021
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	26	Long	12/31/21	$ 5,721,422	$ (1,153)
U.S. 5-Year Treasury Note	(4)	Short	12/31/21	(490,969)	2,868
U.S. Long Treasury Bond	(6)	Short	12/21/21	(955,312)	18,973
U.S. Ultra 10-Year Treasury Note	(56)	Short	12/21/21	(8,134,000)	121,142
					$141,830
Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$250,000

Abbreviations:
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
12
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2021
Statement of Assets and Liabilities

September 30, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $103,380,353) - including $1,455,363 of securities on loan	$ 106,096,997
Investments in securities of affiliated issuers, at value (identified cost $1,102,814)	1,098,500
Deposits at broker for futures contracts	249,241
Receivable for capital shares sold	63,426
Interest receivable	432,206
Dividends and interest receivable - affiliated	3,108
Securities lending income receivable	123
Receivable from affiliate	10,912
Trustees' deferred compensation plan	63,064
Total assets	$108,017,577
Liabilities
Payable for variation margin on open futures contracts	$ 9,728
Due to custodian	4
Payable for when-issued/forward commitment securities	13,704,285
Payable for capital shares redeemed	135,554
Distributions payable	2,251
Deposits for securities loaned	941,908
Payable to affiliates:
Investment advisory fee	23,533
Administrative fee	9,413
Distribution and service fees	10,374
Sub-transfer agency fee	3,400
Trustees' deferred compensation plan	63,064
Accrued expenses	68,064
Total liabilities	$ 14,971,578
Net Assets	$ 93,045,999
Sources of Net Assets
Paid-in capital	$ 86,232,063
Distributable earnings	6,813,936
Total	$ 93,045,999
Class A Shares
Net Assets	$ 50,646,732
Shares Outstanding	2,599,129
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 19.49
Maximum Offering Price Per Share (100 ÷ 96.25 of net asset value per share)	$ 20.25
Class I Shares
Net Assets	$ 42,399,267
Shares Outstanding	2,173,041
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 19.51

On sales of $50,000 or more, the offering price of Class A shares is reduced.
13
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2021
Statement of Operations

Year Ended
September 30, 2021
Investment Income
Dividend income	$ 47,700
Dividend income - affiliated issuers	6,979
Interest income	2,337,608
Interest income - affiliated issuers	3,198
Securities lending income, net	1,556
Total investment income	$ 2,397,041
Expenses
Investment advisory fee	$ 343,798
Administrative fee	122,977
Distribution and service fees:
Class A	131,476
Trustees' fees and expenses	5,551
Custodian fees	8,497
Transfer agency fees and expenses	123,704
Accounting fees	23,043
Professional fees	30,966
Registration fees	45,842
Reports to shareholders	13,761
Miscellaneous	18,728
Total expenses	$ 868,343
Waiver and/or reimbursement of expenses by affiliate	$ (169,547)
Net expenses	$ 698,796
Net investment income	$ 1,698,245
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 5,390,791
Investment securities - affiliated issuers	(1,143)
Futures contracts	(632,869)
Net realized gain	$ 4,756,779
Change in unrealized appreciation (depreciation):
Investment securities	$ (4,728,467)
Investment securities - affiliated issuers	(4,296)
Futures contracts	248,641
Net change in unrealized appreciation (depreciation)	$(4,484,122)
Net realized and unrealized gain	$ 272,657
Net increase in net assets from operations	$ 1,970,902
14
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2021
Statements of Changes in Net Assets

	Year Ended September 30,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,698,245	$ 2,611,902
Net realized gain	4,756,779	4,250,273
Net change in unrealized appreciation (depreciation)	(4,484,122)	2,474,488
Net increase in net assets from operations	$ 1,970,902	$ 9,336,663
Distributions to shareholders:
Class A	$ (2,248,977)	$ (1,324,353)
Class I	(2,354,165)	(1,302,557)
Total distributions to shareholders	$ (4,603,142)	$ (2,626,910)
Capital share transactions:
Class A	$ (1,041,947)	$ (2,325,222)
Class I	(10,254,139)	17,578,964
Net increase (decrease) in net assets from capital share transactions	$ (11,296,086)	$ 15,253,742
Net increase (decrease) in net assets	$ (13,928,326)	$ 21,963,495
Net Assets
At beginning of year	$106,974,325	$ 85,010,830
At end of year	$ 93,045,999	$106,974,325
15
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2021
Financial Highlights

	Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 19.97	$ 18.45	$ 16.07	$ 17.10	$ 18.22
Income (Loss) From Operations
Net investment income(1)	$ 0.30	$ 0.51	$ 0.56	$ 0.55	$ 0.53
Net realized and unrealized gain (loss)	0.06	1.53	2.39	(1.03)	(0.49)
Total income (loss) from operations	$ 0.36	$ 2.04	$ 2.95	$ (0.48)	$ 0.04
Less Distributions
From net investment income	$ (0.30)	$ (0.52)	$ (0.57)	$ (0.55)	$ (0.53)
From net realized gain	(0.54)	—	—	—	(0.63)
Total distributions	$ (0.84)	$ (0.52)	$ (0.57)	$ (0.55)	$ (1.16)
Net asset value — End of year	$ 19.49	$ 19.97	$ 18.45	$ 16.07	$ 17.10
Total Return(2)	1.79%	11.21%	18.81%	(2.83)%	0.63%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$50,647	$52,965	$51,709	$47,010	$80,060
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.97%	1.05%	1.14%	1.13%	1.12%
Net expenses	0.80%	0.92%	0.92%	0.92%	1.02%
Net investment income	1.52%	2.70%	3.33%	3.31%	3.14%
Portfolio Turnover	195% (4)	52%	43%	51%	86%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the effect of To Be Announced (TBA) transactions.
16
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2021
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 20.00	$ 18.47	$ 16.08	$ 17.11	$ 18.22
Income (Loss) From Operations
Net investment income(1)	$ 0.36	$ 0.56	$ 0.60	$ 0.62	$ 0.61
Net realized and unrealized gain (loss)	0.04	1.54	2.41	(1.05)	(0.48)
Total income (loss) from operations	$ 0.40	$ 2.10	$ 3.01	$ (0.43)	$ 0.13
Less Distributions
From net investment income	$ (0.35)	$ (0.57)	$ (0.62)	$ (0.60)	$ (0.61)
From net realized gain	(0.54)	—	—	—	(0.63)
Total distributions	$ (0.89)	$ (0.57)	$ (0.62)	$ (0.60)	$ (1.24)
Net asset value — End of year	$ 19.51	$ 20.00	$ 18.47	$ 16.08	$ 17.11
Total Return(2)	1.99%	11.53%	19.14%	(2.57)%	1.17%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$42,399	$54,009	$33,302	$19,212	$13,124
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.72%	0.80%	0.87%	0.89%	0.93%
Net expenses	0.55%	0.67%	0.63%	0.55%	0.55%
Net investment income	1.81%	2.93%	3.53%	3.72%	3.60%
Portfolio Turnover	195% (4)	52%	43%	51%	86%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the effect of To Be Announced (TBA) transactions.
17
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Core Bond Fund (formerly, Calvert Long-Term Income Fund) (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek total return with an emphasis on income. Prior to February 1, 2021, the Fund's investment objective was to seek to maximize income, to the extent consistent with preservation of capital, through investments in longer-dated securities. The Fund invests primarily in investment grade, U.S. dollar denominated securities.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
18

Calvert
Core Bond Fund
September 30, 2021
Notes to Financial Statements — continued

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 6,928,283	$ —	$ 6,928,283
Collateralized Mortgage Obligations	—	887,870	—	887,870
Commercial Mortgage-Backed Securities	—	3,689,797	—	3,689,797
Corporate Bonds	—	42,418,283	—	42,418,283
High Social Impact Investments	—	245,707	—	245,707
Preferred Stocks	486,496	—	—	486,496
Sovereign Government Bonds	—	650,410	—	650,410
Taxable Municipal Obligations	—	4,334,052	—	4,334,052
U.S. Government Agencies and Instrumentalities	—	425,542	—	425,542
U.S. Government Agency Mortgage-Backed Securities	—	15,055,452	—	15,055,452
U.S. Treasury Obligations	—	30,469,965	—	30,469,965
Short-Term Investments:
Affiliated Fund	—	661,732	—	661,732
Securities Lending Collateral	941,908	—	—	941,908
Total Investments	$1,428,404	$105,767,093	$ —	$107,195,497
Futures Contracts	$ 142,983	$ —	$ —	$ 142,983
Total	$1,571,387	$105,767,093	$ —	$107,338,480
Liability Description
Futures Contracts	$ (1,153)	$ —	$ —	$ (1,153)
Total	$ (1,153)	$ —	$ —	$ (1,153)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class.
19

Calvert
Core Bond Fund
September 30, 2021
Notes to Financial Statements — continued

D  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
E  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
F  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
G  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
J  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. The Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the investment advisory agreement and amended Schedule A thereof in effect from February 1, 2021 to March 1, 2021), CRM receives a fee, payable monthly, at the annual rate of 0.30% of the Fund’s average daily net assets. Prior to February 1, 2021, CRM received a fee, payable monthly, at the annual rate of 0.40% of the Fund’s average daily net assets. For the year ended September 30, 2021, the investment advisory fee amounted to $343,798 or 0.34% of the Fund's average daily net assets. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
20

Calvert
Core Bond Fund
September 30, 2021
Notes to Financial Statements — continued

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.74% and 0.49% (0.92% and 0.67% prior to February 1, 2021) for Class A and Class I, respectively, of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2022. For the year ended September 30, 2021, CRM waived or reimbursed expenses of $169,547.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. For the year ended September 30, 2021, CRM was paid administrative fees of $122,977.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2021 amounted to $131,476 for Class A shares.
The Fund was informed that EVD received $8,028 as its portion of the sales charge on sales of Class A shares and less than $100 of contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2021.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $18,066 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 ($20,000 prior to January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, was borne by the Calvert funds. For the year ended September 30, 2021, the Fund’s allocated portion of the Advisory Council compensation and fees was $114, which is included in miscellaneous expense on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2021, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including paydowns, were $31,663,814 and $71,912,814, respectively. Purchases and sales of U.S. government and agency securities, including paydowns and TBA transactions, were $167,475,242 and $133,946,753, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:
	Year Ended September 30,
	2021	2020
Ordinary income	$2,798,169	$2,626,910
Long-term capital gains	$1,804,973	$ —
During the year ended September 30, 2021, distributable earnings was decreased by $949,452 and paid-in capital was increased by $949,452 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
21

Calvert
Core Bond Fund
September 30, 2021
Notes to Financial Statements — continued

Undistributed ordinary income	$ 426,821
Undistributed long-term capital gains	3,720,266
Net unrealized appreciation	2,669,100
Distributions payable	(2,251)
Distributable earnings	$6,813,936
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$104,526,397
Gross unrealized appreciation	$ 3,145,836
Gross unrealized depreciation	(476,736)
Net unrealized appreciation	$ 2,669,100
5  Financial Instruments
A summary of futures contracts outstanding at September 30, 2021 is included in the Schedule of Investments.
During the year ended September 30, 2021, the Fund used futures contracts to hedge interest rate risk and to manage duration.
At September 30, 2021, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$142,983 (1)	$(1,153) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2021 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ (632,869)	$ 248,641
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended September 30, 2021 was approximately $7,075,000 and $11,687,000, respectively.
22

Calvert
Core Bond Fund
September 30, 2021
Notes to Financial Statements — continued

6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2021, the total value of securities on loan, including accrued interest, was $1,468,268 and the total value of collateral received was $1,499,672, comprised of cash of $941,908 and U.S. government and/or agencies securities of $557,764.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$941,908	$ —	$ —	$ —	$941,908
The carrying amount of the liability for deposits for securities loaned at September 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2021.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2021. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2021. Effective October 26, 2021, the Fund renewed its line of credit agreement, which expires October 25, 2022, at substantially the same terms.
8  Affiliated Issuers and Funds
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Fund) serves on the CIC Board. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
23

Calvert
Core Bond Fund
September 30, 2021
Notes to Financial Statements — continued

In addition to the Notes, the Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At September 30, 2021, the value of the Fund's investment in the Notes and affiliated issuers and funds was $1,098,500, which represents 1.2% of the Fund's net assets. Transactions in the Notes and affiliated issuers and funds by the Fund for the year ended September 30, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust, Series 2017-CLS, Class A, 0.784%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)	$ —	$ 191,148	$ —	$ —	$ (87)	$ 191,061	$ 219	$191,000
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(2)	—	250,000	—	—	(4,293)	245,707	2,979	250,000
Short-Term Investments
Calvert Cash Reserves Fund, LLC	257,967	68,186,195	(67,781,371)	(1,143)	84	661,732	6,979	661,665
Totals				$(1,143)	$ (4,296)	$1,098,500	$10,177

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).
(2)	Restricted security.
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares for the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	709,747	$ 13,929,352	817,701	$ 15,748,610
Reinvestment of distributions	107,095	2,120,595	64,699	1,240,602
Shares redeemed	(869,726)	(17,091,894)	(1,033,015)	(19,314,434)
Net decrease	(52,884)	$ (1,041,947)	(150,615)	$ (2,325,222)
Class I
Shares sold	1,263,678	$ 24,786,148	1,858,784	$ 35,557,397
Reinvestment of distributions	118,720	2,353,751	67,645	1,302,325
Shares redeemed	(1,910,344)	(37,394,038)	(1,028,243)	(19,280,758)
Net increase (decrease)	(527,946)	$(10,254,139)	898,186	$ 17,578,964
10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
24

Calvert
Core Bond Fund
September 30, 2021
Notes to Financial Statements — continued

11  Name Change
Effective February 1, 2021, the name of Calvert Core Bond Fund was changed from Calvert Long-Term Income Fund and its investment objective was changed as described in Note 1.
12  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Trust that it was resigning as the independent registered public accounting firm to the Trust, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Trust), KPMG would no longer be independent of the Trust. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Trust (the “Funds”) for the fiscal year ending September 30, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended September 30, 2019 and September 30, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
25

Calvert
Core Bond Fund
September 30, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Core Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Core Bond Fund (formerly, Calvert Long-Term Income Fund) (the "Fund") (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2021, the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations and changes in its net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended September 30, 2020, and the financial highlights for the years ended September 30, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2021
We have served as the auditor of one or more Calvert investment companies since 2021.
26

Calvert
Core Bond Fund
September 30, 2021
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends and capital gains dividends.
163(j) Interest Dividends. For the fiscal year ended September 30, 2021, the Fund designates 60.61% of distributions from net investment income as a 163(j) interest dividend.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021, $4,579,491 or, if subsequently determined to be different, the net capital gain of such year.
27

Calvert
Core Bond Fund
September 30, 2021
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 16, 2021, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
28

Calvert
Core Bond Fund
September 30, 2021
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member's retirement. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Walsh and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Trustee	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Trustee	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
29

Calvert
Core Bond Fund
September 30, 2021
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Trustees (continued)
Anthony A. Williams 1951	Trustee	2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh(2) 1971	Secretary, Vice President and Chief Legal Officer	2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Walsh and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
30

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

31

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
32

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
33

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24181     9.30.21

Calvert
Income Fund
Annual Report
September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2021
Calvert
Income Fund

Calvert
Income Fund
September 30, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
After the U.S. Federal Reserve (the Fed) met in late September 2021, Fed Chair Jerome Powell noted that “The path of the economy continues to depend on the course of the [COVID-19] virus, and risks to the economic outlook remain.” For fixed-income investors, this reflected the dominant investment theme for the 12-month period ended September 30, 2021.
Throughout the period, performance of fixed-income asset classes ebbed and flowed as the virus advanced and retreated, with a second wave of COVID-19 washing over the U.S. and global economies in the winter of 2020-2021 and a third wave known as the Delta variant spreading around the world in the summer of 2021.
For the period as a whole, however, U.S. fixed-income investors appeared to focus on the reopening of the economy and its recovery from a near-shutdown in the early days of the pandemic. The asset classes that fared best during the period were those that stood to benefit from a U.S. and global economic revival. So-called “safe-haven” assets, in contrast, fared poorly as investors appeared to become more comfortable taking on increased risk during the period.
As a result, U.S. Treasurys were one of the worst-performing fixed-income asset classes during the period, with the Bloomberg U.S. Treasury Index returning (3.30)% for the period. The Bloomberg U.S. Aggregate Bond Index, a broad measure of the U.S. fixed-income market, was also dragged down by its Treasury component, and returned (0.90)% for the period.
Investment-grade corporate bonds fared better. The Bloomberg U.S. Corporate Bond Index returned 1.74% for the period, as factories and businesses reopened and consumers — a key driver of the U.S. economy — rushed to spend the money they had saved while confined at home earlier in the pandemic.
High yield bonds were a standout asset class during the period. Several industries prominent within the high yield space — including airlines, restaurants, retail, and travel & leisure — were among the hardest-hit businesses early in the pandemic and the biggest beneficiaries of the subsequent economic recovery. Reflecting investors’ increasing confidence in the recovery, as well as their search for yield in a historically low-yield environment, the Bloomberg U.S. Corporate High Yield Index returned 11.28% for the one-year period.
Fund Performance
For the 12-month period ended September 30, 2021, Calvert Income Fund (the Fund) returned 6.41% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg U.S. Credit Index (the Index), which returned 1.45%.
Sector allocation in the Fund contributed to outperformance relative to the Index during the period. An overweight allocation to high yield corporate securities, an out-of-Index allocation to commercial mortgage-backed securities, and an underweight allocation to government-related securities were beneficial during the period.
Security selections in investment-grade corporate securities also contributed to performance relative to the Index during the period. The Fund’s shorter-than-Index duration further enhanced relative returns.
The Fund’s yield-curve positioning detracted from returns relative to the Index during the period. An underweight exposure to investment-grade corporate securities and an out-of-Index allocation to U.S. Treasurys also weighed on relative performance. The Fund’s use of derivatives detracted from returns relative to the Index during the period.
Toward period-end, the U.S. Federal Reserve indicated it was poised to begin a monetary tightening cycle that the Fund believed was likely to spark market volatility and push interest rates higher, particularly at the front end of the yield curve. Under these circumstances, the Fund maintained an underweight interest rate duration at period-end.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Income Fund
September 30, 2021
Performance

Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/12/1982	10/12/1982	6.41%	4.77%	4.23%
Class A with 3.75% Maximum Sales Charge	—	—	2.40	3.97	3.83
Class C at NAV	07/31/2000	10/12/1982	5.55	3.97	3.46
Class C with 1% Maximum Sales Charge	—	—	4.55	3.97	3.46
Class I at NAV	02/26/1999	10/12/1982	6.66	5.07	4.68

Bloomberg U.S. Credit Index	—	—	1.45%	4.37%	4.60%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	0.94%	1.69%	0.69%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$14,052	N.A.
Class I	$250,000	09/30/2011	$395,228	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Income Fund
September 30, 2021
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of bond and loan holdings)*

* For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of an issuance based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

See Endnotes and Additional Disclosures in this report.
4

Calvert
Income Fund
September 30, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity of one year or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.
Important Notice to Shareholders
Effective August 24, 2021, the Bloomberg Barclays fixed income indices were rebranded as Bloomberg indices.

5

Calvert
Income Fund
September 30, 2021
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,040.10	$4.65	0.91%
Class C	$1,000.00	$1,035.60	$8.47	1.66%
Class I	$1,000.00	$1,041.30	$3.38	0.66%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.51	$4.61	0.91%
Class C	$1,000.00	$1,016.75	$8.39	1.66%
Class I	$1,000.00	$1,021.76	$3.35	0.66%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
6

Calvert
Income Fund
September 30, 2021
Schedule of Investments

Asset-Backed Securities — 8.8%

Security	Principal Amount (000's omitted)	Value
AASET US, Ltd., Series 2018-1A, Class C, 6.413%, 1/16/38(1)	$448	$ 362,571
Aligned Data Centers Issuer, LLC, Series 2021-1A, Class A2, 1.937%, 8/15/46(1)	1,938	1,950,690
Business Jet Securities, LLC, Series 2020-1A, Class A, 2.981%, 11/15/35(1)	1,645	1,668,767
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	4,704	4,717,361
Conn's Receivables Funding, LLC:
Series 2020-A, Class B, 4.27%, 6/16/25(1)	1,531	1,540,792
Series 2020-A, Class C, 4.20%, 6/16/25(1)	1,929	1,935,956
Diamond Infrastructure Funding, LLC, Series 2021-1A, Class C, 3.475%, 4/15/49(1)	757	759,066
Driven Brands Funding, LLC, Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	1,209	1,285,637
ExteNet, LLC:
Series 2019-1A, Class B, 4.14%, 7/26/49(1)	1,195	1,235,132
Series 2019-1A, Class C, 5.219%, 7/26/49(1)	2,160	2,247,612
FOCUS Brands Funding, LLC:
Series 2017-1A, Class A2IB, 3.857%, 4/30/47(1)	656	674,818
Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	1,374	1,459,764
Hardee's Funding, LLC, Series 2020-1A, Class A2, 3.981%, 12/20/50(1)	1,796	1,911,663
Jack in the Box Funding, LLC, Series 2019-1A, Class A2I, 3.982%, 8/25/49(1)	2,620	2,683,734
Jersey Mike's Funding, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)	1,144	1,219,886
Lunar Aircraft, Ltd.:
Series 2020-1A, Class B, 4.335%, 2/15/45(1)	407	379,543
Series 2020-1A, Class C, 6.413%, 2/15/45(1)	212	177,666
Marlette Funding Trust, Series 2020-2A, Class C, 2.83%, 9/16/30(1)	1,685	1,720,532
Mosaic Solar Loan Trust:
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	144	150,087
Series 2020-1A, Class D, 6.91%, 4/20/46(1)	496	510,915
Neighborly Issuer, LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	2,638	2,732,617
NRZ Excess Spread-Collateralized Notes, Series 2021-FHT1, Class A, 3.104%, 7/25/26(1)	649	652,704
Pagaya AI Debt Selection Trust, Series 2021-3, Class C, 3.27%, 5/15/29(1)	5,900	5,920,246
Planet Fitness Master Issuer, LLC:
Series 2018-1A, Class A2II, 4.666%, 9/5/48(1)	2,304	2,374,123
Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	2,530	2,577,415
ServiceMaster Funding, LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	650	664,643
Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	1,390	1,446,337
Security	Principal Amount (000's omitted)	Value
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	$4,824	$ 5,056,773
SolarCity LMC Series I, LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)	492	514,239
SolarCity LMC Series II, LLC, Series 2014-1, Class A, 4.59%, 4/20/44(1)	264	264,021
SolarCity LMC Series III, LLC, Series 2014-2, Class A, 4.02%, 7/20/44(1)	981	998,494
Sonic Capital, LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)	2,957	3,123,222
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	2,694	2,835,650
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	720	740,050
Sunnova Helios II Issuer, LLC, Series 2021-A, Class B, 3.15%, 2/20/48(1)	1,121	1,115,612
Sunnova Sol II Issuer, LLC, Series 2020-2A, Class B, 5.47%, 11/1/55(1)	970	1,006,728
Sunrun Xanadu Issuer, LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)	464	496,734
TES, LLC, Series 2017-1A, Class A, 4.33%, 10/20/47(1)	1,619	1,719,592
Tesla Auto Lease Trust, Series 2020-A, Class D, 2.33%, 2/20/24(1)	1,055	1,079,659
Theorem Funding Trust, Series 2021-1A, Class B, 1.84%, 12/15/27(1)	928	926,039
Vantage Data Centers Issuer, LLC:
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	365	377,594
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	2,545	2,534,849
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	722	686,602
Series 2020-A, Class C, 6.657%, 3/15/45(1)	442	324,131
Total Asset-Backed Securities (identified cost $67,426,216)		$ 68,760,266

Collateralized Mortgage Obligations — 2.8%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2020-4A, Class M2A, 2.686%, (1 mo. USD LIBOR + 2.60%), 6/25/30(1)(2)	$1,676	$ 1,688,260
Series 2021-1A, Class M1C, 3.00%, (30-day average SOFR + 2.95%), 3/25/31(1)(2)	1,130	1,179,966
Series 2021-3A, Class M1B, 1.45%, (30-day average SOFR + 1.40%), 9/25/31(1)(2)	4,195	4,215,743
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2019-DNA2, Class M2, 2.536%, (1 mo. USD LIBOR + 2.45%), 3/25/49(1)(2)	2,104	2,137,619

7
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes: (continued)
Series 2019-DNA3, Class M2, 2.136%, (1 mo. USD LIBOR + 2.05%), 7/25/49(1)(2)	$1,251	$ 1,267,260
Series 2020-DNA4, Class M2, 3.836%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	564	570,159
Series 2020-DNA5, Class M2, 2.85%, (30-day average SOFR + 2.80%), 10/25/50(1)(2)	984	997,777
Series 2020-DNA6, Class B1, 3.05%, (30-day average SOFR + 3.00%), 12/25/50(1)(2)	900	913,197
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2017-C06, Class 1M2, 2.736%, (1 mo. USD LIBOR + 2.65%), 2/25/30(2)	608	619,529
Series 2018-C06, Class 1M2, 2.086%, (1 mo. USD LIBOR + 2.00%), 3/25/31(2)	825	833,162
Series 2018-R07, Class 1M2, 2.486%, (1 mo. USD LIBOR + 2.40%), 4/25/31(1)(2)	200	201,508
Series 2019-R02, Class 1M2, 2.386%, (1 mo. USD LIBOR + 2.30%), 8/25/31(1)(2)	494	498,463
Series 2019-R05, Class 1M2, 2.086%, (1 mo. USD LIBOR + 2.00%), 7/25/39(1)(2)	239	240,410
Home Re, Ltd.:
Series 2021-1, Class M1C, 2.386%, (1 mo. USD LIBOR + 2.30%), 7/25/33(1)(2)	1,030	1,028,706
Series 2021-1, Class M2, 2.936%, (1 mo. USD LIBOR + 2.85%), 7/25/33(1)(2)	4,340	4,361,696
Toorak Mortgage Corp., Ltd., Series 2020-1, Class A1, 2.734% to 1/25/23, 3/25/23(1)(3)	1,210	1,216,772
Total Collateralized Mortgage Obligations (identified cost $21,671,958)		$ 21,970,227

Commercial Mortgage-Backed Securities — 5.1%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(4)	$11,165	$ 10,762,254
Series 2019-BPR, Class FNM, 3.843%, 11/5/32(1)(4)	4,545	3,895,411
BX Commercial Mortgage Trust, Series 2021-VOLT, Class D, 1.734%, (1 mo. USD LIBOR + 1.65%), 9/15/36(1)(2)	5,509	5,523,767
Extended Stay America Trust, Series 2021-ESH, Class D, 2.334%, (1 mo. USD LIBOR + 2.25%), 7/15/38(1)(2)	5,515	5,573,337
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 3.336%, (1 mo. USD LIBOR + 3.25%), 10/15/49(1)(2)	480	485,534
Series 2020-01, Class M10, 3.836%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(2)	2,170	2,256,730
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	2,485	756,682
Series 2014-DSTY, Class C, 3.931%, 6/10/27(1)(4)	1,120	199,920
Security	Principal Amount (000's omitted)	Value
Morgan Stanley Capital I Trust:
Series 2019-BPR, Class B, 2.184%, (1 mo. USD LIBOR + 2.10%), 5/15/36(1)(2)(5)	$6,576	$ 6,245,300
Series 2019-BPR, Class C, 3.134%, (1 mo. USD LIBOR + 3.05%), 5/15/36(1)(2)(5)	3,045	2,745,804
Motel Trust:
Series 2021-MTL6, Class C, 1.584%, (1 mo. USD LIBOR + 1.50%), 9/15/38(1)(2)	1,354	1,358,274
Series 2021-MTL6, Class D, 2.18%, (1 mo. USD LIBOR + 2.10%), 9/15/38(1)(2)	360	361,107
Total Commercial Mortgage-Backed Securities (identified cost $42,959,506)		$ 40,164,120

Common Stocks — 0.2%

Security	Shares	Value
Independent Power and Renewable Electricity Producers — 0.2%
NextEra Energy Partners, L.P.	24,212	$ 1,824,616
Total Common Stocks (identified cost $1,549,488)		$ 1,824,616

Convertible Bonds — 0.2%

Security	Principal Amount (000's omitted)	Value
Technology — 0.2%
ams AG, 0.875%, 9/28/22(6)	$2,000	$ 1,963,340
Total Convertible Bonds (identified cost $1,938,800)		$ 1,963,340

Corporate Bonds — 69.0%

Security	Principal Amount (000's omitted)	Value
Communications — 7.2%
AT&T, Inc.:
3.10%, 2/1/43	$1,650	$ 1,584,814
3.50%, 9/15/53	1,750	1,735,450
3.55%, 9/15/55	9,042	8,934,936
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	7,960	8,948,747
Comcast Corp.:
2.45%, 8/15/52(7)	3,663	3,238,891
2.937%, 11/1/56(1)	1,399	1,324,007
Discovery Communications, LLC, 5.20%, 9/20/47(7)	3,295	4,112,693

8
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Communications (continued)
Level 3 Financing, Inc., 3.75%, 7/15/29(1)	$1,000	$ 967,730
NBCUniversal Media, LLC, 4.45%, 1/15/43	1,710	2,064,890
Nokia Oyj:
4.375%, 6/12/27	1,500	1,648,125
6.625%, 5/15/39	2,700	3,690,549
SES Global Americas Holdings GP, 5.30%, 3/25/44(1)	1,378	1,578,935
SES S.A., 5.30%, 4/4/43(1)	820	939,300
T-Mobile USA, Inc.:
2.25%, 2/15/26(7)	458	463,725
2.25%, 11/15/31	516	506,404
2.55%, 2/15/31	2,240	2,249,447
2.875%, 2/15/31(7)	1,000	1,009,750
4.50%, 4/15/50	2,560	2,989,465
Verizon Communications, Inc.:
3.40%, 3/22/41	3,000	3,135,909
3.55%, 3/22/51	3,000	3,167,825
Ziggo B.V., 5.50%, 1/15/27(1)	2,350	2,432,250
		$ 56,723,842
Consumer, Cyclical — 6.1%
7-Eleven, Inc., 0.80%, 2/10/24(1)	$1,814	$ 1,813,743
American Airlines Pass-Through Trust:
4.40%, 9/22/23	364	358,711
5.25%, 1/15/24	844	834,320
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(1)	2,087	2,196,567
5.75%, 4/20/29(1)	856	923,410
Aptiv PLC, 5.40%, 3/15/49	4,153	5,676,806
Delta Air Lines, Inc., 3.625%, 3/15/22	4,585	4,625,904
Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	2,475	2,761,154
Ford Motor Co., 4.75%, 1/15/43	2,483	2,605,611
Ford Motor Credit Co., LLC:
1.198%, (3 mo. USD LIBOR + 1.08%), 8/3/22(2)	1,850	1,844,640
3.087%, 1/9/23	833	846,286
4.14%, 2/15/23	1,850	1,898,932
General Motors Co., 5.15%, 4/1/38	3,000	3,584,182
General Motors Financial Co., Inc., 2.70%, 6/10/31	726	724,327
Hyatt Hotels Corp., 1.80%, 10/1/24(8)	824	825,865
Macy's Retail Holdings, LLC:
3.625%, 6/1/24	1,503	1,554,440
4.30%, 2/15/43	1,500	1,307,843
MDC Holdings, Inc., 2.50%, 1/15/31	5,894	5,751,483
Nordstrom, Inc.:
4.25%, 8/1/31(7)	1,966	1,993,436
Security	Principal Amount (000's omitted)	Value
Consumer, Cyclical (continued)
Nordstrom, Inc.: (continued)
4.375%, 4/1/30(7)	$2,402	$ 2,458,666
5.00%, 1/15/44(7)	3,161	3,104,736
		$ 47,691,062
Consumer, Non-cyclical — 6.7%
Ashtead Capital, Inc.:
4.00%, 5/1/28(1)	$732	$ 778,176
4.25%, 11/1/29(1)	4,166	4,577,354
Avon Products, Inc., 8.45%, 3/15/43	1,458	1,851,974
Block Financial, LLC, 3.875%, 8/15/30	3,362	3,658,637
Centene Corp.:
2.50%, 3/1/31	3,889	3,840,388
3.375%, 2/15/30	1,171	1,213,800
4.25%, 12/15/27	1,068	1,119,157
4.625%, 12/15/29	1,226	1,337,627
CVS Health Corp., 5.05%, 3/25/48	3,611	4,656,242
CVS Pass-Through Trust, 6.036%, 12/10/28	1,907	2,226,674
Ford Foundation (The), 2.415%, 6/1/50(7)	1,695	1,618,139
Gilead Sciences, Inc., 2.60%, 10/1/40	3,500	3,336,170
Hikma Finance USA, LLC, 3.25%, 7/9/25(6)	2,038	2,129,031
Kraft Heinz Foods Co., 4.375%, 6/1/46	7,301	8,322,099
Natura Cosmeticos S.A., 4.125%, 5/3/28(1)	2,644	2,679,694
Royalty Pharma PLC:
3.30%, 9/2/40	1,841	1,838,187
3.55%, 9/2/50	2,772	2,728,549
Smithfield Foods, Inc.:
2.625%, 9/13/31(1)	2,227	2,167,310
3.00%, 10/15/30(1)	238	239,840
5.20%, 4/1/29(1)	1,625	1,867,681
		$ 52,186,729
Energy — 1.9%
NuStar Logistics, L.P.:
4.75%, 2/1/22	$2,929	$ 2,944,963
5.625%, 4/28/27	1,077	1,149,127
6.375%, 10/1/30	1,510	1,662,888
TerraForm Power Operating, LLC:
4.75%, 1/15/30(1)	4,083	4,276,942
5.00%, 1/31/28(1)	4,269	4,589,175
		$ 14,623,095
Financial — 33.2%
AerCap Holdings N.V., 5.875% to 10/10/24, 10/10/79(9)	$504	$ 526,655

9
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Financial (continued)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.625%, 10/15/27(7)	$3,236	$ 3,610,930
6.50%, 7/15/25	2,656	3,080,771
Affiliated Managers Group, Inc., 3.30%, 6/15/30	4,003	4,286,466
Agree, L.P., 2.00%, 6/15/28	1,393	1,382,341
Air Lease Corp., 2.875%, 1/15/26	2,221	2,321,796
Alliance Data Systems Corp., 4.75%, 12/15/24(1)	2,689	2,757,591
American Assets Trust, L.P., 3.375%, 2/1/31	4,214	4,370,523
Aon Corp., 2.80%, 5/15/30	1,313	1,372,770
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(9)	2,114	2,198,355
Banco BTG Pactual S.A., 4.50%, 1/10/25(1)	2,800	2,880,528
Banco do Brasil S.A., 3.25%, 9/30/26(1)	5,874	5,878,405
Banco Mercantil del Norte S.A.:
7.625% to 1/10/28(1)(9)(10)	495	552,729
8.375% to 10/14/30(1)(9)(10)	1,195	1,413,076
Banco Santander S.A.:
1.722% to 9/14/26, 9/14/27(9)	1,800	1,792,599
3.80%, 2/23/28	2,460	2,698,260
Bank of America Corp.:
1.898% to 7/23/30, 7/23/31(9)	3,250	3,135,966
2.456% to 10/22/24, 10/22/25(9)	8,000	8,358,763
2.676% to 6/19/40, 6/19/41(9)	2,642	2,553,307
3.311% to 4/22/41, 4/22/42(9)	5,500	5,777,953
Series Z, 6.50% to 10/23/24(9)(10)	2,430	2,725,245
Bank of Montreal, 3.803% to 12/15/27, 12/15/32(9)	2,123	2,327,737
BankUnited, Inc., 5.125%, 6/11/30	2,176	2,516,351
BBVA Bancomer S.A./Texas, 5.125% to 1/18/28, 1/18/33(1)(9)	3,947	4,120,254
BNP Paribas S.A.:
1.904% to 9/30/27, 9/30/28(1)(9)	4,770	4,750,825
4.625% to 2/25/31(1)(7)(9)(10)	967	989,966
Broadstone Net Lease, LLC, 2.60%, 9/15/31	2,073	2,049,985
Brookfield Finance, Inc., 4.70%, 9/20/47	3,500	4,245,277
Capital One Financial Corp., 3.75%, 7/28/26	8,500	9,336,251
Charles Schwab Corp. (The):
4.00% to 6/1/26(9)(10)	1,726	1,803,670
Series G, 5.375% to 6/1/25(9)(10)	1,524	1,697,355
CI Financial Corp.:
3.20%, 12/17/30	4,088	4,246,941
4.10%, 6/15/51	1,257	1,353,793
Citigroup, Inc.:
4.00% to 12/10/25(9)(10)	2,510	2,607,137
4.075% to 4/23/28, 4/23/29(9)	2,425	2,719,479
4.125%, 7/25/28	1,530	1,709,145
4.60%, 3/9/26	2,150	2,429,537
Security	Principal Amount (000's omitted)	Value
Financial (continued)
Citizens Financial Group, Inc., 2.638%, 9/30/32	$1,996	$ 2,006,913
Commonwealth Bank of Australia, 3.61% to 9/12/29, 9/12/34(1)(9)	1,952	2,071,313
Credit Agricole S.A., 1.247% to 1/26/26, 1/26/27(1)(9)	1,632	1,609,575
Danske Bank A/S, 1.621% to 9/11/25, 9/11/26(1)(9)	3,504	3,505,853
Discover Bank:
3.45%, 7/27/26	2,745	2,977,611
4.682% to 8/9/23, 8/9/28(9)	2,672	2,843,339
Enact Holdings, Inc., 6.50%, 8/15/25(1)	5,320	5,814,866
EPR Properties, 3.75%, 8/15/29	3,842	3,963,680
Extra Space Storage, L.P., 2.55%, 6/1/31	2,585	2,593,648
Goldman Sachs Group, Inc. (The), 2.383% to 7/21/31, 7/21/32(9)	4,000	3,962,936
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)	2,750	2,794,687
3.75%, 9/15/30(1)	1,438	1,454,940
6.00%, 4/15/25(1)	193	201,926
Iron Mountain, Inc.:
4.50%, 2/15/31(1)	4,752	4,825,894
5.00%, 7/15/28(1)	1,498	1,563,238
Itau Unibanco Holding S.A., 3.875% to 1/15/26, 4/15/31(1)(9)	2,339	2,270,643
JPMorgan Chase & Co.:
2.739% to 10/15/29, 10/15/30(9)	1,530	1,585,271
2.956% to 5/13/30, 5/13/31(9)	1,386	1,442,741
4.203% to 7/23/28, 7/23/29(9)	2,600	2,959,380
Series S, 6.75% to 2/1/24(9)(10)	4,327	4,751,587
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	2,450	2,637,992
Liberty Mutual Group, Inc., 4.125% to 12/15/26, 12/15/51(1)(9)	3,866	3,975,262
Lloyds Banking Group PLC, 2.438% to 2/5/25, 2/5/26(9)	1,642	1,704,191
Macquarie Bank, Ltd.:
3.052% to 3/3/31, 3/3/36(1)(9)	5,184	5,137,124
3.624%, 6/3/30(1)	1,776	1,865,633
MetLife, Inc., 4.05%, 3/1/45	1,850	2,201,485
Nationwide Building Society:
4.00%, 9/14/26(1)	2,435	2,677,990
4.125% to 10/18/27, 10/18/32(1)(9)	1,400	1,530,803
Newmark Group, Inc., 6.125%, 11/15/23	3,997	4,329,750
OneMain Finance Corp., 3.50%, 1/15/27	1,325	1,327,253
Radian Group, Inc.:
4.875%, 3/15/27	6,565	7,167,831
6.625%, 3/15/25	1,344	1,501,920
Regions Financial Corp., 5.75% to 6/15/25(7)(9)(10)	1,630	1,822,014
Sabra Health Care, L.P., 3.20%, 12/1/31	2,507	2,458,400
Santander UK Group Holdings PLC, 1.532% to 8/21/25, 8/21/26(9)	4,317	4,310,092
SITE Centers Corp., 3.625%, 2/1/25	3,000	3,180,723

10
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Financial (continued)
Societe Generale S.A.:
1.488% to 12/14/25, 12/14/26(1)(9)	$3,400	$ 3,363,464
4.75% to 5/26/26(1)(7)(9)(10)	1,229	1,258,963
5.375% to 11/18/30(1)(7)(9)(10)	1,859	1,994,949
Standard Chartered PLC, 4.75%, 1/14/31(1)(7)	651	657,103
Stifel Financial Corp., 4.00%, 5/15/30	3,254	3,630,742
Sun Communities Operating, L.P., 2.70%, 7/15/31(7)	839	848,689
Synchrony Financial, 4.50%, 7/23/25	1,263	1,395,289
Synovus Bank/Columbus, GA:
2.289% to 2/10/22, 2/10/23(9)	2,150	2,159,668
4.00% to 10/29/25, 10/29/30(9)	2,376	2,490,271
Synovus Financial Corp.:
3.125%, 11/1/22	2,262	2,313,721
5.90% to 2/7/24, 2/7/29(9)	1,589	1,713,379
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(9)	3,542	3,687,114
Truist Financial Corp., 5.10% to 3/1/30(9)(10)	3,231	3,722,112
UBS Group AG, 4.375% to 2/10/31(1)(9)(10)	3,883	3,932,314
UniCredit SpA:
5.459% to 6/30/30, 6/30/35(1)(9)	995	1,098,631
5.861% to 6/19/27, 6/19/32(1)(9)	2,100	2,337,191
Visa, Inc., 2.00%, 8/15/50	2,390	2,063,779
Vornado Realty L.P., 3.40%, 6/1/31	1,079	1,117,880
Welltower, Inc., 2.75%, 1/15/31	1,245	1,284,611
Westpac Banking Corp., 2.668% to 11/15/30, 11/15/35(9)	4,016	3,935,253
		$260,612,359
Industrial — 5.8%
AP Moller - Maersk A/S, 4.50%, 6/20/29(1)	$3,005	$ 3,488,607
Avnet, Inc., 3.00%, 5/15/31	7,000	7,030,172
FedEx Corp., 4.55%, 4/1/46	3,625	4,292,874
Flowserve Corp., 3.50%, 10/1/30	1,561	1,631,849
Hexcel Corp.:
4.20%, 2/15/27	1,698	1,856,410
4.95%, 8/15/25	807	894,481
Imola Merger Corp., 4.75%, 5/15/29(1)	1,969	2,039,428
Jabil, Inc., 3.00%, 1/15/31	6,070	6,232,662
Johnson Controls International PLC, 4.625%, 7/2/44	1,275	1,552,430
nVent Finance S.a.r.l.:
3.95%, 4/15/23	1,094	1,138,771
4.55%, 4/15/28	4,750	5,217,149
Owens Corning:
3.95%, 8/15/29	1,607	1,795,796
4.30%, 7/15/47	1,391	1,606,138
4.40%, 1/30/48	1,540	1,805,544
Security	Principal Amount (000's omitted)	Value
Industrial (continued)
Valmont Industries, Inc., 5.00%, 10/1/44	$4,100	$ 5,061,497
		$ 45,643,808
Technology — 2.5%
DXC Technology Co.:
1.80%, 9/15/26	$2,500	$ 2,497,834
2.375%, 9/15/28	1,575	1,557,293
Microsoft Corp., 2.525%, 6/1/50	1,965	1,894,127
Oracle Corp., 3.60%, 4/1/40	2,800	2,908,125
Seagate HDD Cayman, 5.75%, 12/1/34(7)	6,113	7,159,851
Western Digital Corp., 4.75%, 2/15/26	3,187	3,533,650
		$ 19,550,880
Utilities — 5.6%
AES Corp. (The), 2.45%, 1/15/31	$4,947	$ 4,885,485
American Water Capital Corp., Class C, 3.25%, 6/1/51	3,600	3,733,141
Clearway Energy Operating, LLC:
3.75%, 1/15/32(1)(8)	1,129	1,130,411
4.75%, 3/15/28(1)	1,953	2,069,887
Consolidated Edison Co. of New York, Inc., 3.35%, 4/1/30	2,882	3,156,926
Enel Finance International NV, 3.625%, 5/25/27(1)	2,669	2,956,398
Engie Energia Chile S.A., 3.40%, 1/28/30(1)	3,460	3,559,475
MidAmerican Energy Co., 3.15%, 4/15/50	1,650	1,731,639
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	920	921,158
NextEra Energy Operating Partners, L.P.:
4.25%, 9/15/24(1)	136	143,977
4.50%, 9/15/27(1)	7,928	8,538,337
Niagara Mohawk Power Corp., 1.96%, 6/27/30(1)	1,162	1,129,865
Northern States Power Co., 2.60%, 6/1/51	3,800	3,608,644
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	3,374	3,521,613
Terraform Global Operating, LLC, 6.125%, 3/1/26(1)	2,795	2,884,943
		$ 43,971,899
Total Corporate Bonds (identified cost $518,957,090)		$541,003,674

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(11)(12)	$1,500	$ 1,474,245
Total High Social Impact Investments (identified cost $1,500,000)		$ 1,474,245

11
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2021
Schedule of Investments — continued

Preferred Stocks — 3.0%

Security	Shares	Value
Banks — 0.3%
Wells Fargo & Co., 4.25%(7)	91,000	$ 2,278,640
		$ 2,278,640
Capital Markets — 0.3%
Stifel Financial Corp., 4.50%(7)	103,500	$ 2,619,585
		$ 2,619,585
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
AGNC Investment Corp.:
Series C, 7.00% to 10/15/22(9)	24,000	$ 629,040
Series F, 6.125% to 4/15/25(9)	75,710	1,910,920
		$ 2,539,960
Oil, Gas & Consumable Fuels — 0.5%
NuStar Energy, L.P., Series B, 7.625% to 6/15/22(9)	169,688	$ 3,609,264
		$ 3,609,264
Real Estate Management & Development — 0.9%
Brookfield Property Partners, L.P.:
Series A, 5.75%	73,000	$ 1,713,310
Series A2, 6.375%(7)	212,000	5,350,880
		$ 7,064,190
Wireless Telecommunication Services — 0.7%
United States Cellular Corp.:
5.50%	109,600	$ 2,897,824
6.25%	87,200	2,363,120
		$ 5,260,944
Total Preferred Stocks (identified cost $23,147,398)		$ 23,372,583

Senior Floating-Rate Loans — 4.5%(13)

Borrower/Description	Principal Amount (000's omitted)	Value
Air Transport — 0.5%
SkyMiles IP, Ltd., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/20/27	$3,900	$ 4,151,792
		$ 4,151,792
Building and Development — 0.2%
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 8/21/25	$1,240	$ 1,231,340
		$ 1,231,340
Borrower/Description	Principal Amount (000's omitted)	Value
Cable and Satellite Television — 0.1%
UPC Financing Partnership, Term Loan, 3.084%, (1 mo. USD LIBOR + 3.00%), 1/31/29	$600	$ 599,375
		$ 599,375
Drugs — 0.2%
PPD, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 1/13/28	$1,791	$ 1,790,215
		$ 1,790,215
Electronics/Electrical — 1.4%
Banff Merger Sub, Inc., Term Loan, 3.882%, (3 mo. USD LIBOR + 3.75%), 10/2/25	$2,664	$ 2,652,328
Hyland Software, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24	1,440	1,444,054
MA FinanceCo., LLC, Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 6/21/24	198	196,836
Seattle Spinco, Inc., Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 6/21/24	1,339	1,329,286
SS&C European Holdings S.a.r.l., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 4/16/25	401	396,832
SS&C Technologies, Inc., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 4/16/25	538	532,574
Ultimate Software Group, Inc. (The), Term Loan, 3.834%, (1 mo. USD LIBOR + 3.75%), 5/4/26	1,647	1,652,957
VS Buyer, LLC, Term Loan, 3.084%, (1 mo. USD LIBOR + 3.00%), 2/28/27	2,688	2,684,107
		$ 10,888,974
Equipment Leasing — 0.1%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25	$645	$ 643,297
		$ 643,297
Health Care — 0.9%
Change Healthcare Holdings, LLC, Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), 3/1/24(14)	$1,589	$ 1,588,855
ICON Luxembourg S.a.r.l.:
Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/3/28	2,076	2,085,726
Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/3/28	518	519,660
Ortho-Clinical Diagnostics S.A., Term Loan, 3.083%, (1 mo. USD LIBOR + 3.00%), 6/30/25	2,500	2,500,468
		$ 6,694,709

12
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2021
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Insurance — 0.5%
Asurion, LLC:
Term Loan, 3.209%, (1 mo. USD LIBOR + 3.13%), 11/3/23	$1,599	$ 1,592,509
Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 12/23/26	883	871,271
USI, Inc., Term Loan, 3.132%, (3 mo. USD LIBOR + 3.00%), 5/16/24	1,647	1,638,023
		$ 4,101,803
Leisure Goods/Activities/Movies — 0.1%
Bombardier Recreational Products, Inc., Term Loan, 2.084%, (1 mo. USD LIBOR + 2.00%), 5/24/27	$1,144	$ 1,136,445
		$ 1,136,445
Telecommunications — 0.5%
CenturyLink, Inc., Term Loan, 2.334%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$1,662	$ 1,646,292
Level 3 Financing, Inc., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 3/1/27	412	407,094
Ziggo Financing Partnership, Term Loan, 2.584%, (1 mo. USD LIBOR + 2.50%), 4/30/28	1,680	1,668,450
		$ 3,721,836
Total Senior Floating-Rate Loans (identified cost $34,940,199)		$ 34,959,786

Taxable Municipal Obligations — 0.4%

Security	Principal Amount (000's omitted)	Value
Special Tax Revenue — 0.2%
California Health Facilities Financing Authority, (No Place Like Home Program):
2.984%, 6/1/33	$1,000	$ 1,065,140
3.034%, 6/1/34	720	766,491
		$ 1,831,631
Water and Sewer — 0.2%
San Diego County Water Authority, CA, Green Bonds, 1.951%, 5/1/34	$1,120	$ 1,107,624
		$ 1,107,624
Total Taxable Municipal Obligations (identified cost $2,840,000)		$ 2,939,255

U.S. Treasury Obligations — 3.8%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.125%, 8/15/40	$3,166	$ 2,725,481
1.375%, 11/15/40	647	581,390
1.75%, 8/15/41	5,353	5,118,806
2.00%, 8/15/51	5,391	5,296,658
2.25%, 5/15/41	5,166	5,373,447
2.375%, 5/15/51	4,770	5,091,975
U.S. Treasury Notes:
0.25%, 5/15/24	4,758	4,735,511
0.625%, 7/31/26	650	639,641
Total U.S. Treasury Obligations (identified cost $30,225,026)		$ 29,562,909

Short-Term Investments — 3.2%
Affiliated Fund — 1.1%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(15)	8,597,689	$ 8,598,549
Total Affiliated Fund (identified cost $8,597,689)		$ 8,598,549
Securities Lending Collateral — 2.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(16)	16,976,103	$ 16,976,103
Total Securities Lending Collateral (identified cost $16,976,103)		$ 16,976,103
Total Short-Term Investments (identified cost $25,573,792)		$ 25,574,652
Total Investments — 101.2% (identified cost $772,729,473)		$793,569,673
Other Assets, Less Liabilities — (1.2)%		$ (9,755,229)
Net Assets — 100.0%		$ 783,814,444

13
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2021
Schedule of Investments — continued

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2021, the aggregate value of these securities is $281,140,214 or 35.9% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2021.
(3)	Step coupon security. Interest rate represents the rate in effect at September 30, 2021.
(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2021.
(5)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 8).
(6)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2021, the aggregate value of these securities is $4,092,371 or 0.5% of the Fund's net assets.
(7)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $26,764,871.
(8)	When-issued security.
(9)	Security converts to variable rate after the indicated fixed-rate coupon period.
(10)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(11)	May be deemed to be an affiliated company (see Note 8).
(12)	Restricted security. Total market value of restricted securities amounts to $1,474,245, which represents 0.2% of the net assets of the Fund as of September 30, 2021.
(13)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(14)	The stated interest rate represents the weighted average interest rate at September 30, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(15)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(16)	Represents investment of cash collateral received in connection with securities lending.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	168	Long	12/31/21	$ 36,969,188	$ (33,897)
U.S. 10-Year Treasury Note	76	Long	12/21/21	10,002,312	(108,795)
U.S. Ultra-Long Treasury Bond	74	Long	12/21/21	14,138,625	(679,030)
U.S. Ultra 10-Year Treasury Note	(193)	Short	12/21/21	(28,033,250)	433,176
					$(388,546)
Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$1,500,000

14
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2021
Schedule of Investments — continued

Abbreviations:
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate

Currency Abbreviations:
USD	– United States Dollar
15
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2021
Statement of Assets and Liabilities

September 30, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $753,129,476) - including $26,764,871 of securities on loan	$ 774,505,775
Investments in securities of affiliated issuers, at value (identified cost $19,599,997)	19,063,898
Cash	2,740,886
Deposits at broker for futures contracts	1,220,004
Receivable for investments sold	12,233,372
Receivable for capital shares sold	2,507,276
Dividends and interest receivable	4,987,696
Dividends and interest receivable - affiliated	29,121
Securities lending income receivable	5,871
Trustees' deferred compensation plan	438,755
Total assets	$ 817,732,654
Liabilities
Payable for variation margin on open futures contracts	$ 27,521
Payable for investments purchased	13,040,174
Payable for when-issued securities	1,952,951
Payable for capital shares redeemed	763,735
Distributions payable	87,571
Deposits for securities loaned	16,976,103
Payable to affiliates:
Investment advisory fee	257,212
Administrative fee	77,164
Distribution and service fees	63,557
Sub-transfer agency fee	13,622
Trustees' deferred compensation plan	438,755
Accrued expenses	219,845
Total liabilities	$ 33,918,210
Net Assets	$ 783,814,444
Sources of Net Assets
Paid-in capital	$ 960,551,135
Accumulated loss	(176,736,691)
Total	$ 783,814,444
Class A Shares
Net Assets	$ 272,840,266
Shares Outstanding	15,175,828
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 17.98
Maximum Offering Price Per Share (100 ÷ 96.25 of net asset value per share)	$ 18.68
Class C Shares
Net Assets	$ 8,217,878
Shares Outstanding	457,492
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 17.96
16
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2021
Statement of Assets and Liabilities — continued

September 30, 2021
Class I Shares
Net Assets	$502,756,300
Shares Outstanding	27,899,293
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 18.02

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
17
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2021
Statement of Operations

Year Ended
September 30, 2021
Investment Income
Dividend income (net of foreign taxes withheld of $1,649)	$ 1,387,713
Dividend income - affiliated issuers	14,966
Interest and other income (net of foreign taxes withheld of $80)	24,284,006
Interest income - affiliated issuers	161,157
Securities lending income, net	40,863
Total investment income	$25,888,705
Expenses
Investment advisory fee	$ 2,832,154
Administrative fee	849,646
Distribution and service fees:
Class A	690,400
Class C	85,954
Trustees' fees and expenses	37,161
Custodian fees	21,455
Transfer agency fees and expenses	622,601
Accounting fees	159,428
Professional fees	45,776
Registration fees	83,908
Reports to shareholders	45,273
Miscellaneous	34,644
Total expenses	$ 5,508,400
Net investment income	$20,380,305
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 10,438,223
Investment securities - affiliated issuers	(1,192)
Futures contracts	(2,393,184)
Foreign currency transactions	3,300
Forward foreign currency exchange contracts	(28,019)
Net realized gain	$ 8,019,128
Change in unrealized appreciation (depreciation):
Investment securities	$ 14,368,546
Investment securities - affiliated issuers	394,635
Futures contracts	(116,860)
Foreign currency	(709)
Forward foreign currency exchange contracts	(9,573)
Net change in unrealized appreciation (depreciation)	$14,636,039
Net realized and unrealized gain	$22,655,167
Net increase in net assets from operations	$43,035,472
18
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2021
Statements of Changes in Net Assets

	Year Ended September 30,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 20,380,305	$ 19,672,254
Net realized gain	8,019,128	19,874,297
Net change in unrealized appreciation (depreciation)	14,636,039	(12,093,165)
Net increase in net assets from operations	$ 43,035,472	$ 27,453,386
Distributions to shareholders:
Class A	$ (7,628,488)	$ (8,649,907)
Class C	(172,704)	(265,133)
Class I	(12,707,902)	(10,263,439)
Total distributions to shareholders	$ (20,509,094)	$ (19,178,479)
Tax return of capital to shareholders:
Class A	$ —	$ (239,578)
Class C	—	(7,201)
Class I	—	(296,518)
Total tax return of capital to shareholders	$ —	$ (543,297)
Capital share transactions:
Class A	$ (14,278,394)	$ (6,010,294)
Class C	(1,755,697)	(2,039,859)
Class I	138,705,160	80,199,795
Net increase in net assets from capital share transactions	$122,671,069	$ 72,149,642
Net increase in net assets	$145,197,447	$ 79,881,252
Net Assets
At beginning of year	$ 638,616,997	$ 558,735,745
At end of year	$783,814,444	$638,616,997
19
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2021
Financial Highlights

	Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 17.37	$ 17.11	$ 15.91	$ 16.55	$ 16.68
Income (Loss) From Operations
Net investment income(1)	$ 0.49	$ 0.55	$ 0.56	$ 0.51	$ 0.51
Net realized and unrealized gain (loss)	0.61	0.26	1.22	(0.64)	(0.13)
Total income (loss) from operations	$ 1.10	$ 0.81	$ 1.78	$ (0.13)	$ 0.38
Less Distributions
From net investment income	$ (0.49)	$ (0.54)	$ (0.58)	$ (0.51)	$ (0.51)
Tax return of capital	—	(0.01)	—	—	—
Total distributions	$ (0.49)	$ (0.55)	$ (0.58)	$ (0.51)	$ (0.51)
Net asset value — End of year	$ 17.98	$ 17.37	$ 17.11	$ 15.91	$ 16.55
Total Return(2)	6.41%	4.83%	11.45%	(0.79)%	2.35%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$272,840	$277,617	$279,886	$264,987	$312,318
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.92%	0.94%	0.97%	0.98%	1.04%
Net expenses	0.92%	0.94%	0.96%	0.98%	1.01%
Net investment income	2.75%	3.21%	3.47%	3.17%	3.11%
Portfolio Turnover	48%	74%	57%	66%	76%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
20
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2021
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 17.36	$ 17.10	$ 15.91	$ 16.55	$ 16.68
Income (Loss) From Operations
Net investment income(1)	$ 0.35	$ 0.42	$ 0.44	$ 0.39	$ 0.38
Net realized and unrealized gain (loss)	0.61	0.26	1.22	(0.64)	(0.13)
Total income (loss) from operations	$ 0.96	$ 0.68	$ 1.66	$ (0.25)	$ 0.25
Less Distributions
From net investment income	$ (0.36)	$ (0.41)	$ (0.47)	$ (0.39)	$ (0.38)
Tax return of capital	—	(0.01)	—	—	—
Total distributions	$ (0.36)	$ (0.42)	$ (0.47)	$ (0.39)	$ (0.38)
Net asset value — End of year	$17.96	$17.36	$ 17.10	$ 15.91	$ 16.55
Total Return(2)	5.55%	4.06%	10.65%	(1.54)%	1.54%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 8,218	$ 9,655	$11,623	$37,072	$53,549
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.67%	1.69%	1.73%	1.74%	1.80%
Net expenses	1.67%	1.69%	1.72%	1.74%	1.80%
Net investment income	1.99%	2.46%	2.78%	2.40%	2.34%
Portfolio Turnover	48%	74%	57%	66%	76%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
21
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2021
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 17.41	$ 17.16	$ 15.94	$ 16.57	$ 16.70
Income (Loss) From Operations
Net investment income(1)	$ 0.53	$ 0.59	$ 0.61	$ 0.58	$ 0.57
Net realized and unrealized gain (loss)	0.62	0.25	1.23	(0.66)	(0.13)
Total income (loss) from operations	$ 1.15	$ 0.84	$ 1.84	$ (0.08)	$ 0.44
Less Distributions
From net investment income	$ (0.54)	$ (0.57)	$ (0.62)	$ (0.55)	$ (0.57)
Tax return of capital	—	(0.02)	—	—	—
Total distributions	$ (0.54)	$ (0.59)	$ (0.62)	$ (0.55)	$ (0.57)
Net asset value — End of year	$ 18.02	$ 17.41	$ 17.16	$ 15.94	$ 16.57
Total Return(2)	6.66%	5.03%	11.81%	(0.48)%	2.76%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$502,756	$351,345	$267,226	$199,288	$48,504
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.67%	0.69%	0.72%	0.72%	0.64%
Net expenses	0.67%	0.69%	0.68%	0.64%	0.62%
Net investment income	2.98%	3.45%	3.74%	3.58%	3.49%
Portfolio Turnover	48%	74%	57%	66%	76%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
22
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar-denominated debt securities.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
23

Calvert
Income Fund
September 30, 2021
Notes to Financial Statements — continued

Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 68,760,266	$ —	$ 68,760,266
Collateralized Mortgage Obligations	—	21,970,227	—	21,970,227
Commercial Mortgage-Backed Securities	—	40,164,120	—	40,164,120
Common Stocks	1,824,616	—	—	1,824,616
Convertible Bonds	—	1,963,340	—	1,963,340
Corporate Bonds	—	541,003,674	—	541,003,674
High Social Impact Investments	—	1,474,245	—	1,474,245
Preferred Stocks	23,372,583	—	—	23,372,583
Senior Floating-Rate Loans	—	34,959,786	—	34,959,786
Taxable Municipal Obligations	—	2,939,255	—	2,939,255
U.S. Treasury Obligations	—	29,562,909	—	29,562,909
Short-Term Investments:
Affiliated Fund	—	8,598,549	—	8,598,549
Securities Lending Collateral	16,976,103	—	—	16,976,103
Total Investments	$42,173,302	$751,396,371	$ —	$793,569,673
Futures Contracts	$ 433,176	$ —	$ —	$ 433,176
Total	$42,606,478	$751,396,371	$ —	$794,002,849
Liability Description
Futures Contracts	$ (821,722)	$ —	$ —	$ (821,722)
Total	$ (821,722)	$ —	$ —	$ (821,722)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and interest, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a
24

Calvert
Income Fund
September 30, 2021
Notes to Financial Statements — continued

realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
F  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
G  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
H  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
I  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
J  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business
25

Calvert
Income Fund
September 30, 2021
Notes to Financial Statements — continued

trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
L  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
M  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund's investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the following annual rates of the Fund’s average daily net assets, and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to and including $2 billion	0.40%
Over $2 billion up to and including $7.5 billion	0.375%
Over $7.5 billion up to and including $10 billion	0.35%
Over $10 billion	0.325%
For the year ended September 30, 2021, the investment advisory fee amounted to $2,832,154 or 0.40% (annualized) of the Fund's average daily net assets. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.95%, 1.70% and 0.70% for Class A, Class C and Class I, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2022. For the year ended September 30, 2021, no expenses were waived or reimbursed by CRM.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C and Class I and is payable monthly. For the year ended September 30, 2021, CRM was paid administrative fees of $849,646.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the
26

Calvert
Income Fund
September 30, 2021
Notes to Financial Statements — continued

Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2021 amounted to $690,400 and $85,954 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $26,937 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2021. The Fund was also informed that EVD received $30,406 and $713 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $83,776 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 ($20,000 prior to January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, was borne by the Calvert funds. For the year ended September 30, 2021, the Fund’s allocated portion of the Advisory Council compensation and fees was $571, which is included in miscellaneous expense on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2021, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $365,320,355 and $251,863,933, respectively. Purchases and sales of U.S. government and agency securities were $96,720,096 and $82,439,233, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:
	Year Ended September 30,
	2021	2020
Ordinary income	$20,509,094	$19,178,479
Tax return of capital	$ —	$ 543,297
During the year ended September 30, 2021, accumulated loss was decreased by $73,791 and paid-in capital was decreased by $73,791 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (197,761,281)
Net unrealized appreciation	21,112,161
Distributions payable	(87,571)
Accumulated loss	$(176,736,691)
27

Calvert
Income Fund
September 30, 2021
Notes to Financial Statements — continued

At September 30, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $197,761,281 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2021, $197,761,281 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$772,457,512
Gross unrealized appreciation	$ 28,938,473
Gross unrealized depreciation	(7,826,312)
Net unrealized appreciation	$ 21,112,161
5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2021 is included in the Schedule of Investments. At September 30, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Foreign Exchange Risk: During the year ended September 30, 2021, the Fund entered into forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.
Interest Rate Risk: During the year ended September 30, 2021, the Fund used futures contracts to hedge interest rate risk and to manage duration.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2021, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
28

Calvert
Income Fund
September 30, 2021
Notes to Financial Statements — continued

At September 30, 2021, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Accumulated loss	$433,176 (1)	$(821,722) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2021 was as follows:
Statement of Operations Caption	Foreign exchange	Interest rate	Total
Net realized gain (loss):
Forward foreign currency exchange contracts	$ (28,019)	$ —	$ (28,019)
Futures contracts	—	(2,393,184)	(2,393,184)
Total	$(28,019)	$(2,393,184)	$(2,421,203)
Change in unrealized appreciation (depreciation):
Forward foreign currency exchange contracts	$ (9,573)	$ —	$ (9,573)
Futures contracts	—	(116,860)	(116,860)
Total	$ (9,573)	$ (116,860)	$ (126,433)
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2021, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*
$77,493,000	$28,321,000	$1,421,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
29

Calvert
Income Fund
September 30, 2021
Notes to Financial Statements — continued

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2021, the total value of securities on loan, including accrued interest, was $26,965,026 and the total value of collateral received was $27,552,203, comprised of cash of $16,976,103 and U.S. government and/or agencies securities of $10,576,100.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$ 16,397,753	$ —	$ —	$ —	$ 16,397,753
Preferred Stocks	578,350	—	—	—	578,350
Total	$16,976,103	$ —	$ —	$ —	$16,976,103
The carrying amount of the liability for deposits for securities loaned at September 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2021.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2021. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2021. Effective October 26, 2021, the Fund renewed its line of credit agreement, which expires October 25, 2022, at substantially the same terms.
8  Affiliated Issuers and Funds
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Fund) serves on the CIC Board. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
In addition to the Notes, the Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At September 30, 2021, the value of the Fund's investment in the Notes and affiliated issuers and funds was $19,063,898, which represents 2.4% of the Fund's net assets. Transactions in the Notes and affiliated issuers and funds by the Fund for the year ended September 30, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2019-BPR, Class B, 2.184%, (1 mo. USD LIBOR + 2.10%), 5/15/36(1)	$ —	$ —	$ —	$ —	$ 282,051	$ 6,245,300	$ 86,160	$6,576,000
30

Calvert
Income Fund
September 30, 2021
Notes to Financial Statements — continued

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
Series 2019-BPR, Class C, 3.134%, (1 mo. USD LIBOR + 3.05%), 5/15/36(1)	$ —	$ —	$ —	$ —	$ 136,323	$ 2,745,804	$ 57,122	$3,045,000
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(2)	—	1,500,000	—	—	(25,755)	1,474,245	17,875	1,500,000
Short-Term Investments
Calvert Cash Reserves Fund, LLC	19,594,365	267,561,065	(278,557,705)	(1,192)	2,016	8,598,549	14,966	8,597,689
Totals				$(1,192)	$394,635	$19,063,898	$176,123

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).
(2)	Restricted security.
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares for the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,293,874	$ 23,065,325	1,710,842	$ 29,200,927
Reinvestment of distributions	377,935	6,744,739	459,014	7,826,610
Shares redeemed	(2,578,627)	(45,883,837)	(2,624,873)	(44,412,137)
Converted from Class C	100,623	1,795,379	82,458	1,374,306
Net decrease	(806,195)	$ (14,278,394)	(372,559)	$ (6,010,294)
Class C
Shares sold	98,804	$ 1,765,740	155,026	$ 2,653,709
Reinvestment of distributions	8,845	157,627	13,712	233,571
Shares redeemed	(105,749)	(1,883,685)	(209,684)	(3,552,833)
Converted to Class A	(100,690)	(1,795,379)	(82,514)	(1,374,306)
Net decrease	(98,790)	$ (1,755,697)	(123,460)	$ (2,039,859)
Class I
Shares sold	12,900,408	$ 231,108,497	9,893,065	$169,303,485
Reinvestment of distributions	689,292	12,339,189	593,838	10,149,786
Shares redeemed	(5,870,372)	(104,742,526)	(5,883,019)	(99,253,476)
Net increase	7,719,328	$ 138,705,160	4,603,884	$ 80,199,795
31

Calvert
Income Fund
September 30, 2021
Notes to Financial Statements — continued

10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
11  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Trust that it was resigning as the independent registered public accounting firm to the Trust, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Trust), KPMG would no longer be independent of the Trust. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Trust (the “Funds”) for the fiscal year ending September 30, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended September 30, 2019 and September 30, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
32

Calvert
Income Fund
September 30, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Income Fund (the "Fund") (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2021, the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations and changes in its net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended September 30, 2020, and the financial highlights for the years ended September 30, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2021
We have served as the auditor of one or more Calvert investment companies since 2021.
33

Calvert
Income Fund
September 30, 2021
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, the dividends received deduction for corporations and 163(j) interest dividends.
Qualified Business Income. For the fiscal year ended September 30, 2021, the Fund designates $13,921, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.
Qualified Dividend Income. For the fiscal year ended September 30, 2021, the Fund designates approximately $340,431, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2021 ordinary income dividends, 1.66% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended September 30, 2021, the Fund designates 94.46% of distributions from net investment income as a 163(j) interest dividend.
34

Calvert
Income Fund
September 30, 2021
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 16, 2021, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
35

Calvert
Income Fund
September 30, 2021
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member's retirement. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Walsh and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	2005	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Trustee	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Trustee	1992	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Trustee	2005	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
36

Calvert
Income Fund
September 30, 2021
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Trustees (continued)
Anthony A. Williams 1951	Trustee	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh(2) 1971	Secretary, Vice President and Chief Legal Officer	2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Walsh and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
37

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

38

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
39

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
40

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24177     9.30.21

Calvert
High Yield Bond Fund
Annual Report
September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
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Annual Report September 30, 2021
Calvert
High Yield Bond Fund

Calvert
High Yield Bond Fund
September 30, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
For the 12-month period ended September 30, 2021, the U.S. high yield market rebounded from the prior COVID-19 pandemic-hampered year on the strength of the recovering economy and widespread vaccinations.
In the fourth quarter of calendar 2020, the outcome of the U.S. election and the development of vaccines were bullish for the high yield market and risk markets more broadly. The surge in performance materialized despite the continued aggressive spread of the pandemic and a record number of virus-related hospitalizations in the U.S.
Performance across the global high yield landscape was further buoyed in late 2020 by the passage of a new fiscal stimulus package in the U.S. Meanwhile, global central banks reaffirmed that monetary policy would remain accommodative for the foreseeable future. Corporate earnings released in the fourth quarter continued to underscore that the economic rebound remained intact.
In the first quarter of calendar 2021, the rollout of several vaccines, record government stimulus, and accommodative policy from global central banks were supportive for risk markets. However, as the quarter progressed, concerns that increased fiscal spending and surging growth might hasten increases in short-term interest rates moderated returns.
In the second quarter of calendar 2021, U.S. and global high yield markets posted strong returns amid successful rollouts in vaccination programs across much of the developed world, accommodative central bank policy, and a robust economic rebound. The good news was tempered by elevated inflation readings in the U.S., resulting from a combination of weak year-over-year comparisons, constrained supply chains, pent-up demand, and a lack of participation in the U.S. labor market.
U.S. and global high yield markets were modest in the third quarter of calendar 2021. Global growth remained above trend, and the fundamentals of high yield issuers continued to improve. However, the spread of the COVID-19 Delta variant elevated inflation readings. During the period, concerns over a potential economic slowdown in China as well as increased private sector intervention on the part of the Chinese Communist Party unsettled investors. Meanwhile, global investors took announcements from the U.S. Federal Reserve and the Bank of England regarding near-term plans for tapering asset purchases largely in stride.
The ICE BofA U.S. High Yield Index (the Index) returned 11.46% for the one-year period ended September 30, 2021. During the same period, the Bloomberg U.S. Aggregate Bond Index returned (0.90)%.
High yield issuance during the 12-month period totaled $509 billion, up from $428 billion in the prior one-year period. By period-end, the trailing 12-month par-weighted default rate decreased to 0.92%, from 5.80% at the end of the prior one-year period.
Fund Performance
For the 12-month period ended September 30, 2021, Calvert High Yield Bond Fund (the Fund) returned 7.74% for Class A shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 11.46%.
The Fund’s sector allocation detracted most from returns relative to the Index during the period. The Fund’s underweight exposure to energy alone accounted for most of the underperformance by allocation as energy was the best-performing sector within the Index. Security selections by sector also had an overall negative impact.
Security selections by credit-rating designations also detracted from performance relative to the Index. In particular, selections in the BB and CCC rated segments had the largest negative impact. Selections in the non-rated segment contributed to returns relative to the Index during the period.
Security selections by duration were a further impediment to performance relative to the Index. In particular, selections in bonds with durations between 2-5 years hurt relative returns during the period. An underweight exposure to bonds with durations of more than 10 years, and an overweight exposure to bonds with durations of between 0-2 years further detracted from returns relative to the Index. Selections in short duration securities aided returns relative to the Index during the period.
The Fund increased its allocation to leveraged loans modestly during the period and maintained that allocation at period-end. The Fund also maintained a significant underweight exposure to most commodity-related sectors and held a modestly shorter duration than the Index at period-end.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
High Yield Bond Fund
September 30, 2021
Performance

Portfolio Managers Stephen C. Concannon, CFA and Raphael A. Leeman, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	07/09/2001	07/09/2001	7.74%	4.76%	5.76%
Class A with 3.75% Maximum Sales Charge	—	—	3.72	3.96	5.36
Class C at NAV	10/31/2011	07/09/2001	6.88	3.97	4.86
Class C with 1% Maximum Sales Charge	—	—	5.88	3.97	4.86
Class I at NAV	07/09/2001	07/09/2001	7.98	5.05	6.11
Class R6 at NAV	02/01/2019	07/09/2001	8.07	5.10	6.14

ICE BofA U.S. High Yield Index	—	—	11.46%	6.35%	7.29%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	1.04%	1.79%	0.79%	0.73%
Net	1.02	1.77	0.77	0.71
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$16,083	N.A.
Class I	$250,000	09/30/2011	$452,635	N.A.
Class R6	$1,000,000	09/30/2011	$1,814,686	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
High Yield Bond Fund
September 30, 2021
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of bond and loan holdings)*

* For purposes of the Fund’s rating restrictions, ratings are based on the average of Moody’s Investor Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

See Endnotes and Additional Disclosures in this report.
4

Calvert
High Yield Bond Fund
September 30, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C is linked to Class A and the performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/22. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Risk asset is a term broadly used to describe any asset that is not a high-quality government bond. A risk market refers to markets in these assets.
Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.
Important Notice to Shareholders
Effective August 24, 2021, the Bloomberg Barclays fixed income indices were rebranded as Bloomberg indices.

5

Calvert
High Yield Bond Fund
September 30, 2021
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,025.30	$5.13	1.01%
Class C	$1,000.00	$1,021.00	$8.92	1.76%
Class I	$1,000.00	$1,026.30	$3.86	0.76%
Class R6	$1,000.00	$1,026.70	$3.45	0.68%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.11	1.01%
Class C	$1,000.00	$1,016.24	$8.90	1.76%
Class I	$1,000.00	$1,021.26	$3.85	0.76%
Class R6	$1,000.00	$1,021.66	$3.45	0.68%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
6

Calvert
High Yield Bond Fund
September 30, 2021
Schedule of Investments

Common Stocks — 1.0%

Security	Shares	Value
Broadcasting — 0.1%
iHeartMedia, Inc., Class A(1)	15,000	$ 375,300
		$ 375,300
Building Materials — 0.2%
AZEK Co., Inc. (The)(1)	30,122	$ 1,100,356
		$ 1,100,356
Cable/Satellite TV — 0.2%
Liberty Global PLC, Class A(1)	40,700	$ 1,212,860
		$ 1,212,860
Containers — 0.1%
Ardagh Metal Packaging S.A.(1)	49,383	$ 491,855
		$ 491,855
Utilities — 0.4%
NextEra Energy Partners, L.P.	24,500	$ 1,846,320
		$ 1,846,320
Total Common Stocks (identified cost $3,961,536)		$ 5,026,691

Convertible Bonds — 0.0%(2)

Security	Principal Amount (000's omitted)	Value
Leisure — 0.0%(2)
Royal Caribbean Cruises, Ltd., 4.25%, 6/15/23	$75	$ 105,750
Total Convertible Bonds (identified cost $75,000)		$ 105,750

Convertible Preferred Stocks — 0.7%

Security	Shares	Value
Environmental — 0.4%
GFL Environmental, Inc., 6.00%, 3/15/23	21,650	$ 1,841,116
		$ 1,841,116
Security	Shares	Value
Healthcare — 0.3%
Becton Dickinson and Co., 6.00%, 6/1/23(3)	25,930	$ 1,399,702
		$ 1,399,702
Total Convertible Preferred Stocks (identified cost $2,496,899)		$ 3,240,818

Corporate Bonds — 85.4%

Security	Principal Amount (000's omitted)*		Value
Aerospace — 0.6%
Moog, Inc., 4.25%, 12/15/27(4)		1,329	$ 1,367,209
Science Applications International Corp., 4.875%, 4/1/28(4)		1,571	1,625,513
			$ 2,992,722
Air Transportation — 1.3%
Air Canada:
3.875%, 8/15/26(4)		1,068	$ 1,079,000
4.625%, 8/15/29(4)	CAD	1,020	807,319
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(4)		2,652	2,791,230
5.75%, 4/20/29(4)		1,652	1,782,095
			$ 6,459,644
Automotive & Auto Parts — 4.9%
Clarios Global, L.P.:
4.375%, 5/15/26(3)(5)	EUR	772	$ 926,528
6.25%, 5/15/26(4)		420	441,798
6.75%, 5/15/25(4)		182	192,238
8.50%, 5/15/27(4)		2,491	2,652,915
Ford Motor Co.:
4.75%, 1/15/43		2,109	2,213,142
7.45%, 7/16/31		1,716	2,241,268
8.50%, 4/21/23		976	1,074,761
9.00%, 4/22/25		1,171	1,409,626
9.625%, 4/22/30		490	694,195
Ford Motor Credit Co., LLC:
0.999%, (3 mo. USD LIBOR + 0.88%), 10/12/21(6)		1,000	1,000,007
2.90%, 2/16/28		241	241,000
3.096%, 5/4/23		374	380,545
3.37%, 11/17/23		200	205,230
3.625%, 6/17/31		352	354,640
3.813%, 10/12/21		200	200,350
3.815%, 11/2/27		242	251,378
4.00%, 11/13/30		1,519	1,581,659
4.125%, 8/17/27		3,341	3,547,306

7
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Automotive & Auto Parts (continued)
Ford Motor Credit Co., LLC: (continued)
4.25%, 9/20/22	200	$ 204,800
4.271%, 1/9/27	236	251,441
5.125%, 6/16/25	405	440,438
5.596%, 1/7/22	200	202,640
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(4)	1,582	1,643,437
Wheel Pros, Inc., 6.50%, 5/15/29(4)	1,592	1,542,258
		$ 23,893,600
Banks & Thrifts — 1.3%
CIT Bank NA, 2.969% to 9/27/24, 9/27/25(7)	1,000	$ 1,052,350
CIT Group, Inc., 6.125%, 3/9/28	670	810,780
Citigroup, Inc., 6.25% to 8/15/26(7)(8)	1,000	1,160,210
JPMorgan Chase & Co., Series HH, 4.60% to 2/1/25(7)(8)	3,066	3,138,818
		$ 6,162,158
Broadcasting — 5.0%
Audacy Capital Corp., 6.75%, 3/31/29(3)(4)	2,210	$ 2,230,332
Beasley Mezzanine Holdings, LLC, 8.625%, 2/1/26(4)	1,606	1,640,698
Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(4)	1,423	940,959
iHeartCommunications, Inc.:
5.25%, 8/15/27(4)	500	520,155
6.375%, 5/1/26	26	26,905
8.375%, 5/1/27	2,217	2,372,471
Netflix, Inc.:
4.375%, 11/15/26	500	559,375
4.875%, 6/15/30(4)	2,917	3,438,414
5.375%, 11/15/29(4)	707	857,237
Scripps Escrow II, Inc., 5.375%, 1/15/31(4)	1,397	1,375,521
Scripps Escrow, Inc., 5.875%, 7/15/27(4)	1,794	1,843,667
Sirius XM Radio, Inc.:
3.125%, 9/1/26(4)	699	709,485
3.875%, 9/1/31(4)	1,702	1,664,769
4.125%, 7/1/30(4)	1,967	1,978,581
5.00%, 8/1/27(4)	802	839,093
TEGNA, Inc.:
4.625%, 3/15/28	438	448,337
4.75%, 3/15/26(4)	220	229,763
5.00%, 9/15/29	1,001	1,032,331
Univision Communications, Inc., 4.50%, 5/1/29(4)	1,829	1,861,007
		$ 24,569,100
Building Materials — 1.7%
Boise Cascade Co., 4.875%, 7/1/30(4)	1,000	$ 1,069,325
Security	Principal Amount (000's omitted)*		Value
Building Materials (continued)
SRM Escrow Issuer, LLC, 6.00%, 11/1/28(4)		3,559	$ 3,772,700
Standard Industries, Inc.:
2.25%, 11/21/26(5)	EUR	500	572,628
4.375%, 7/15/30(4)		495	505,519
4.75%, 1/15/28(4)		2,000	2,077,500
5.00%, 2/15/27(4)		195	201,337
			$ 8,199,009
Cable/Satellite TV — 4.0%
CCO Holdings, LLC/CCO Holdings Capital Corp.:
4.00%, 3/1/23(4)		1,000	$ 1,005,930
4.25%, 2/1/31(4)		763	777,192
4.50%, 8/15/30(4)		1,318	1,361,454
4.50%, 5/1/32		273	281,531
4.75%, 3/1/30(4)		2,313	2,421,075
5.375%, 6/1/29(4)		1,000	1,081,250
CSC Holdings, LLC:
3.375%, 2/15/31(4)		442	411,613
4.125%, 12/1/30(4)		927	910,777
4.625%, 12/1/30(4)		1,224	1,161,919
5.75%, 1/15/30(4)		1,052	1,071,099
5.875%, 9/15/22		2,000	2,071,250
6.50%, 2/1/29(4)		200	216,840
6.75%, 11/15/21		1,000	1,003,750
7.50%, 4/1/28(4)		1,200	1,298,433
Radiate Holdco, LLC/Radiate Finance, Inc., 4.50%, 9/15/26(4)		1,000	1,033,750
UPC Holding B.V., 5.50%, 1/15/28(3)(4)		766	802,749
Ziggo B.V.:
4.875%, 1/15/30(4)		721	744,432
5.50%, 1/15/27(4)		797	824,895
Ziggo Bond Co. B.V., 6.00%, 1/15/27(4)		1,420	1,470,332
			$ 19,950,271
Capital Goods — 1.0%
Colfax Corp., 6.375%, 2/15/26(4)		750	$ 790,140
Frigoglass Finance B.V., 6.875%, 2/12/25(5)	EUR	1,000	1,031,975
Madison IAQ, LLC:
4.125%, 6/30/28(4)		1,146	1,147,450
5.875%, 6/30/29(4)		1,860	1,876,377
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(4)(9)		220	225,775
			$ 5,071,717
Chemicals — 1.8%
Compass Minerals International, Inc., 6.75%, 12/1/27(4)		2,840	$ 3,018,565
Herens Holdco S.a.r.l., 4.75%, 5/15/28(4)		1,787	1,798,169

8
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Chemicals (continued)
SCIH Salt Holdings, Inc.:
4.875%, 5/1/28(4)		500	$ 503,125
6.625%, 5/1/29(3)(4)		592	569,072
Unifrax Escrow Issuer Corp., 5.25%, 9/30/28(4)		426	431,857
WR Grace Holdings, LLC:
4.875%, 6/15/27(4)		1,723	1,774,690
5.625%, 8/15/29(4)		665	686,619
			$ 8,782,097
Consumer Products — 0.9%
Central Garden & Pet Co., 5.125%, 2/1/28		1,075	$ 1,136,098
Edgewell Personal Care Co., 5.50%, 6/1/28(4)		954	1,008,741
Energizer Holdings, Inc., 4.75%, 6/15/28(4)		700	712,978
Spectrum Brands, Inc.:
5.00%, 10/1/29(4)		629	677,562
5.50%, 7/15/30(4)		302	334,842
5.75%, 7/15/25		60	61,575
Tempur Sealy International, Inc., 3.875%, 10/15/31(4)		484	485,210
			$ 4,417,006
Containers — 1.3%
ARD Finance S.A.:
5.00%, (5.00% cash or 5.75% PIK), 6/30/27(5)(10)	EUR	1,080	$ 1,301,957
6.50%, (6.50% cash or 7.25% PIK), 6/30/27(4)(10)		593	630,715
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.125%, 8/15/26(4)		1,000	1,039,250
5.25%, 8/15/27(4)		845	861,372
5.25%, 8/15/27(4)		928	945,980
Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		1,165	1,250,651
Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		190	196,051
			$ 6,225,976
Diversified Financial Services — 1.8%
Ally Financial, Inc., 4.70% to 5/15/26(7)(8)		1,926	$ 2,010,696
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(4)		2,378	2,461,824
Coinbase Global, Inc.:
3.375%, 10/1/28(3)(4)		1,000	962,080
3.625%, 10/1/31(4)		850	809,094
MoneyGram International, Inc., 5.375%, 8/1/26(4)		937	952,226
MSCI, Inc.:
3.625%, 9/1/30(4)		1,178	1,219,230
3.875%, 2/15/31(3)(4)		552	579,600
			$ 8,994,750
Security	Principal Amount (000's omitted)*	Value
Diversified Media — 2.4%
Alliance Data Systems Corp., 4.75%, 12/15/24(4)	866	$ 888,090
Cars.com, Inc., 6.375%, 11/1/28(4)	1,608	1,698,482
Clear Channel Outdoor Holdings, Inc.:
7.50%, 6/1/29(4)	2,267	2,360,514
7.75%, 4/15/28(4)	1,350	1,422,684
Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/27(4)	509	527,390
National CineMedia, LLC:
5.75%, 8/15/26	679	544,388
5.875%, 4/15/28(3)(4)	1,318	1,208,329
Terrier Media Buyer, Inc., 8.875%, 12/15/27(4)	2,019	2,137,495
TripAdvisor, Inc., 7.00%, 7/15/25(4)	1,103	1,170,559
		$ 11,957,931
Energy — 1.1%
Crestwood Midstream Partners, L.P./Crestwood Midstream Finance Corp.:
5.625%, 5/1/27(4)	2,038	$ 2,100,057
6.00%, 2/1/29(4)	1,000	1,047,723
New Fortress Energy, Inc., 6.50%, 9/30/26(4)	2,501	2,394,708
		$ 5,542,488
Entertainment/Film — 0.8%
AMC Entertainment Holdings, Inc.:
10.50%, 4/15/25(3)(4)	363	$ 388,864
12.00%, (10.00% cash or 12.00% PIK), 6/15/26(4)(10)	854	827,313
Cinemark USA, Inc.:
5.25%, 7/15/28(4)	833	821,704
5.875%, 3/15/26(4)	244	246,766
8.75%, 5/1/25(4)	673	722,886
Live Nation Entertainment, Inc., 4.75%, 10/15/27(4)	1,045	1,063,287
		$ 4,070,820
Environmental — 1.9%
Clean Harbors, Inc., 5.125%, 7/15/29(4)	1,000	$ 1,098,305
Covanta Holding Corp., 5.875%, 7/1/25	1,165	1,204,319
GFL Environmental, Inc.:
3.50%, 9/1/28(4)	1,538	1,549,535
3.75%, 8/1/25(4)	387	398,610
4.00%, 8/1/28(4)	1,500	1,490,625
4.75%, 6/15/29(4)	1,389	1,428,934
Tervita Corp., 11.00%, 12/1/25(4)	1,012	1,146,854
Waste Pro USA, Inc., 5.50%, 2/15/26(4)	845	854,624
		$ 9,171,806

9
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Food & Drug Retail — 0.8%
Albertsons Cos., LLC/Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:
4.875%, 2/15/30(4)		1,360	$ 1,467,100
5.875%, 2/15/28(4)		1,295	1,380,794
Ingles Markets, Inc., 4.00%, 6/15/31(4)		1,077	1,092,234
			$ 3,940,128
Food, Beverage & Tobacco — 4.0%
Chobani LLC / Chobani Finance Corp., Inc., 4.625%, 11/15/28(4)		500	$ 516,875
Kraft Heinz Foods Co.:
3.875%, 5/15/27		495	540,784
4.25%, 3/1/31		2,672	3,022,506
4.375%, 6/1/46		2,564	2,922,595
4.625%, 1/30/29		1,000	1,142,396
4.625%, 10/1/39		223	260,439
4.875%, 10/1/49		350	426,793
5.50%, 6/1/50		495	654,292
Performance Food Group, Inc.:
4.25%, 8/1/29(4)		2,496	2,505,385
5.50%, 10/15/27(4)		1,727	1,810,431
6.875%, 5/1/25(4)		231	245,149
Post Holdings, Inc.:
4.50%, 9/15/31(4)		1,824	1,804,629
4.625%, 4/15/30(4)		276	278,478
5.50%, 12/15/29(4)		500	530,670
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 3/1/29(4)		983	991,645
US Foods, Inc., 4.75%, 2/15/29(4)		1,795	1,844,551
			$ 19,497,618
Healthcare — 11.0%
AdaptHealth, LLC:
4.625%, 8/1/29(4)		988	$ 988,494
5.125%, 3/1/30(4)		383	383,724
6.125%, 8/1/28(4)		815	867,352
AMN Healthcare, Inc.:
4.00%, 4/15/29(4)		528	544,812
4.625%, 10/1/27(4)		977	1,014,859
Avantor Funding, Inc., 4.625%, 7/15/28(4)		1,001	1,054,804
Catalent Pharma Solutions, Inc., 2.375%, 3/1/28(5)	EUR	893	1,049,370
Centene Corp.:
2.50%, 3/1/31		2,993	2,955,587
3.00%, 10/15/30		938	962,622
3.375%, 2/15/30		2,026	2,100,050
4.25%, 12/15/27		339	355,238
Security	Principal Amount (000's omitted)*		Value
Healthcare (continued)
Centene Corp.: (continued)
4.625%, 12/15/29		2,093	$ 2,283,568
Charles River Laboratories International, Inc., 4.25%, 5/1/28(4)		410	426,216
DaVita, Inc.:
3.75%, 2/15/31(4)		1,455	1,418,625
4.625%, 6/1/30(4)		403	415,034
Emergent BioSolutions, Inc., 3.875%, 8/15/28(3)(4)		1,823	1,775,146
Encompass Health Corp.:
4.50%, 2/1/28		362	374,234
4.625%, 4/1/31		405	426,182
4.75%, 2/1/30		2,142	2,255,526
Grifols Escrow Issuer S.A., 4.75%, 10/15/28(4)(9)		811	829,653
Grifols S.A.:
1.625%, 2/15/25(3)(5)	EUR	500	580,802
2.25%, 11/15/27(3)(5)	EUR	465	541,541
HCA, Inc.:
3.50%, 9/1/30		1,033	1,095,383
5.00%, 3/15/24		1,000	1,097,855
5.375%, 9/1/26		1,405	1,609,287
5.625%, 9/1/28		495	589,520
5.875%, 2/15/26		1,000	1,147,500
5.875%, 2/1/29		286	344,040
HealthEquity, Inc., 4.50%, 10/1/29(4)(9)		624	634,140
Jaguar Holding Co. II/PPD Development, L.P.:
4.625%, 6/15/25(4)		493	512,720
5.00%, 6/15/28(4)		435	468,786
Jazz Securities DAC, 4.375%, 1/15/29(4)		1,876	1,946,444
LifePoint Health, Inc.:
4.375%, 2/15/27(4)		1,488	1,486,140
5.375%, 1/15/29(4)		1,340	1,305,542
6.75%, 4/15/25(4)		301	316,682
ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(4)		1,048	1,087,614
ModivCare, Inc., 5.875%, 11/15/25(4)		1,088	1,151,920
Molina Healthcare, Inc.:
3.875%, 11/15/30(4)		2,506	2,621,902
4.375%, 6/15/28(4)		1,731	1,803,062
Owens & Minor, Inc., 4.50%, 3/31/29(3)(4)		1,309	1,323,726
Prestige Brands, Inc., 5.125%, 1/15/28(4)		1,116	1,165,941
Prime Healthcare Services, Inc., 7.25%, 11/1/25(4)		652	700,085
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(4)		1,238	1,309,185
Team Health Holdings, Inc., 6.375%, 2/1/25(4)		1,630	1,578,150
Teleflex, Inc., 4.625%, 11/15/27		1,245	1,299,469
US Acute Care Solutions, LLC, 6.375%, 3/1/26(4)		2,247	2,373,394

10
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Healthcare (continued)
Varex Imaging Corp., 7.875%, 10/15/27(4)		1,243	$ 1,400,177
			$ 53,972,103
Homebuilders/Real Estate — 4.5%
Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC:
4.50%, 4/1/27(4)		1,444	$ 1,431,365
5.75%, 5/15/26(3)(4)		1,190	1,237,600
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(4)		1,140	1,189,875
Dycom Industries, Inc., 4.50%, 4/15/29(3)(4)		1,630	1,638,924
Empire Communities Corp., 7.00%, 12/15/25(4)		1,646	1,722,127
Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(4)		2,219	2,256,934
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.75%, 9/15/30(4)		1,199	1,213,124
6.00%, 4/15/25(4)		1,294	1,353,848
Iron Mountain, Inc., 5.25%, 7/15/30(4)		805	855,296
M/I Homes, Inc.:
3.95%, 2/15/30(4)		500	502,068
4.95%, 2/1/28		1,000	1,047,500
Outfront Media Capital, LLC/Outfront Media Capital Corp.:
4.625%, 3/15/30(4)		1,067	1,070,598
6.25%, 6/15/25(4)		341	360,608
Shea Homes, L.P./Shea Homes Funding Corp.:
4.75%, 2/15/28(4)		994	1,024,312
4.75%, 4/1/29(4)		722	743,411
Taylor Morrison Communities, Inc.:
5.125%, 8/1/30(4)		1,309	1,410,474
5.75%, 1/15/28(4)		306	341,267
5.875%, 6/15/27(4)		224	255,640
TopBuild Corp., 4.125%, 2/15/32(4)(9)		886	897,075
Vivion Investments S.a.r.l.:
3.00%, 8/8/24(3)(5)	EUR	1,500	1,699,212
3.50%, 11/1/25(5)	EUR	100	115,120
			$ 22,366,378
Hotels — 0.1%
Hilton Domestic Operating Co., Inc.:
5.375%, 5/1/25(4)		199	$ 208,204
5.75%, 5/1/28(4)		300	323,475
			$ 531,679
Insurance — 2.0%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(4)		2,256	$ 2,337,961
AmWINS Group, Inc., 4.875%, 6/30/29(4)		1,173	1,190,947
Security	Principal Amount (000's omitted)*	Value
Insurance (continued)
AssuredPartners, Inc., 5.625%, 1/15/29(4)	238	$ 239,824
BroadStreet Partners, Inc., 5.875%, 4/15/29(4)	1,349	1,345,769
GTCR AP Finance, Inc., 8.00%, 5/15/27(4)	1,543	1,630,280
HUB International, Ltd., 7.00%, 5/1/26(4)	1,467	1,518,345
USI, Inc., 6.875%, 5/1/25(4)	1,500	1,528,455
		$ 9,791,581
Leisure — 2.4%
Life Time, Inc.:
5.75%, 1/15/26(4)	1,360	$ 1,409,300
8.00%, 4/15/26(4)	1,423	1,510,159
Powdr Corp., 6.00%, 8/1/25(4)	1,566	1,646,814
Royal Caribbean Cruises, Ltd.:
3.70%, 3/15/28	491	471,051
5.50%, 4/1/28(4)	1,567	1,605,045
Viking Cruises, Ltd.:
5.875%, 9/15/27(4)	1,946	1,886,316
6.25%, 5/15/25(4)	1,000	1,005,590
7.00%, 2/15/29(4)	360	364,631
Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(4)	1,731	1,734,055
		$ 11,632,961
Metals/Mining — 1.5%
Arconic Rolled Products Corp., 6.125%, 2/15/28(4)	1,000	$ 1,061,270
Constellium SE, 5.875%, 2/15/26(4)	1,070	1,087,799
Hudbay Minerals, Inc.:
4.50%, 4/1/26(4)	1,221	1,210,316
6.125%, 4/1/29(4)	1,620	1,699,056
Novelis Corp.:
3.25%, 11/15/26(4)	500	507,740
3.875%, 8/15/31(4)	1,000	990,300
4.75%, 1/30/30(4)	927	977,012
		$ 7,533,493
Paper — 0.5%
Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(4)	2,218	$ 2,297,016
		$ 2,297,016
Railroad — 0.3%
Watco Cos., LLC/Watco Finance Corp., 6.50%, 6/15/27(4)	1,450	$ 1,553,921
		$ 1,553,921
Restaurants — 1.6%
Carrols Restaurant Group, Inc., 5.875%, 7/1/29(3)(4)	1,494	$ 1,408,237

11
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Restaurants (continued)
Dave & Buster's, Inc., 7.625%, 11/1/25(4)	2,291	$ 2,454,142
IRB Holding Corp.:
6.75%, 2/15/26(4)	1,233	1,268,449
7.00%, 6/15/25(4)	1,691	1,797,491
Yum! Brands, Inc., 3.625%, 3/15/31	1,062	1,068,998
		$ 7,997,317
Services — 6.2%
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.:
5.375%, 3/1/29(3)(4)	961	$ 1,016,964
5.75%, 7/15/27(4)	247	257,861
5.75%, 7/15/27(4)	325	339,358
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(4)	3,299	3,286,629
Beacon Roofing Supply, Inc., 4.125%, 5/15/29(3)(4)	2,000	1,990,000
Gartner, Inc.:
3.625%, 6/15/29(4)	788	794,974
3.75%, 10/1/30(4)	333	343,140
4.50%, 7/1/28(4)	893	938,766
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(4)	2,720	2,792,447
Korn Ferry, 4.625%, 12/15/27(4)	1,375	1,428,281
LBM Acquisition, LLC, 6.25%, 1/15/29(4)	1,277	1,278,168
Mav Acquisition Corp.:
5.75%, 8/1/28(4)	500	491,962
8.00%, 8/1/29(4)	1,576	1,507,988
NESCO Holdings II, Inc., 5.50%, 4/15/29(4)	1,314	1,364,523
Nielsen Co. Luxembourg S.a.r.l. (The), 5.00%, 2/1/25(3)(4)	500	512,500
Nielsen Finance, LLC/Nielsen Finance Co.:
5.625%, 10/1/28(4)	224	232,680
5.875%, 10/1/30(4)	224	236,123
SRS Distribution, Inc., 6.125%, 7/1/29(3)(4)	1,438	1,482,952
Summer BC Bidco B, LLC, 5.50%, 10/31/26(4)	1,117	1,146,210
Terminix Co., LLC (The), 7.45%, 8/15/27	1,619	1,965,846
United Rentals North America, Inc., 3.875%, 11/15/27	2,000	2,097,500
Univar Solutions USA, Inc., 5.125%, 12/1/27(4)	1,118	1,175,242
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(4)	1,537	1,606,895
WESCO Distribution, Inc.:
7.125%, 6/15/25(4)	434	463,677
7.25%, 6/15/28(4)	1,637	1,815,024
		$ 30,565,710
Steel — 0.5%
Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(3)(4)	1,654	$ 1,757,251
TMS International Corp., 6.25%, 4/15/29(4)	893	934,301
		$ 2,691,552
Security	Principal Amount (000's omitted)*	Value
Super Retail — 4.3%
Asbury Automotive Group, Inc.:
4.50%, 3/1/28	691	$ 710,003
4.75%, 3/1/30	177	184,965
Bath & Body Works, Inc.:
6.625%, 10/1/30(4)	446	506,768
6.75%, 7/1/36	196	243,285
6.875%, 11/1/35	1,502	1,886,887
6.95%, 3/1/33	1,244	1,469,494
7.60%, 7/15/37	88	111,203
9.375%, 7/1/25(4)	78	99,059
Gap, Inc. (The):
3.625%, 10/1/29(4)	1,021	1,024,829
3.875%, 10/1/31(4)	354	354,443
Group 1 Automotive, Inc., 4.00%, 8/15/28(4)	935	952,531
Ken Garff Automotive, LLC, 4.875%, 9/15/28(4)	1,490	1,533,568
LCM Investments Holdings II, LLC:
4.875%, 5/1/29(4)	1,282	1,317,024
Series SEP, 4.875%, 5/1/29(4)	313	321,551
Lithia Motors, Inc.:
3.875%, 6/1/29(4)	428	444,782
4.375%, 1/15/31(3)(4)	651	695,756
4.625%, 12/15/27(4)	1,173	1,236,706
Penske Automotive Group, Inc., 3.50%, 9/1/25	540	556,200
PetSmart, Inc./PetSmart Finance Corp.:
4.75%, 2/15/28(4)	1,102	1,133,682
7.75%, 2/15/29(4)	2,232	2,438,583
Sonic Automotive, Inc., 6.125%, 3/15/27(3)	2,000	2,081,790
Victoria's Secret & Co., 4.625%, 7/15/29(4)	1,506	1,536,835
William Carter Co. (The):
5.50%, 5/15/25(3)(4)	137	144,117
5.625%, 3/15/27(4)	229	237,679
		$ 21,221,740
Technology — 4.3%
Black Knight InfoServ, LLC, 3.625%, 9/1/28(4)	1,538	$ 1,547,612
Booz Allen Hamilton, Inc.:
3.875%, 9/1/28(4)	1,913	1,963,446
4.00%, 7/1/29(4)	477	489,521
CDK Global, Inc., 5.25%, 5/15/29(4)	897	969,998
Dell International, LLC/EMC Corp., 7.125%, 6/15/24(4)	755	773,018
Entegris, Inc., 4.375%, 4/15/28(4)	893	936,694
Imola Merger Corp., 4.75%, 5/15/29(4)	2,538	2,628,781
LogMeIn, Inc., 5.50%, 9/1/27(4)	1,829	1,863,294
ON Semiconductor Corp., 3.875%, 9/1/28(4)	1,517	1,568,199
Open Text Corp., 3.875%, 2/15/28(4)	345	352,331

12
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Technology (continued)
Open Text Holdings, Inc., 4.125%, 2/15/30(4)		1,352	$ 1,390,870
Presidio Holdings, Inc.:
4.875%, 2/1/27(4)		782	808,393
8.25%, 2/1/28(4)		1,925	2,074,803
Seagate HDD Cayman, 3.125%, 7/15/29(4)		456	441,568
Sensata Technologies, Inc.:
3.75%, 2/15/31(3)(4)		325	327,629
4.375%, 2/15/30(4)		199	214,479
SS&C Technologies, Inc., 5.50%, 9/30/27(4)		648	685,058
Viavi Solutions, Inc., 3.75%, 10/1/29(4)		655	657,260
VM Consolidated, Inc., 5.50%, 4/15/29(4)		1,562	1,590,889
			$ 21,283,843
Telecommunications — 6.0%
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(4)		2,500	$ 2,618,900
DKT Finance ApS, 9.375%, 6/17/23(4)		500	510,000
LCPR Senior Secured Financing DAC:
5.125%, 7/15/29(4)		531	547,567
6.75%, 10/15/27(4)		1,252	1,328,685
Level 3 Financing, Inc., 4.25%, 7/1/28(4)		3,013	3,040,057
Lumen Technologies, Inc.:
4.50%, 1/15/29(4)		1,087	1,054,640
5.125%, 12/15/26(4)		1,000	1,038,750
Series W, 6.75%, 12/1/23		123	134,993
Sprint Capital Corp., 6.875%, 11/15/28		2,731	3,499,094
Sprint Corp.:
7.125%, 6/15/24		1,000	1,139,450
7.625%, 3/1/26		1,000	1,212,975
7.875%, 9/15/23		1,125	1,258,425
Telecom Italia Capital S.A., 6.00%, 9/30/34		1,319	1,482,226
Telecom Italia SpA, 5.303%, 5/30/24(4)		366	394,768
T-Mobile USA, Inc.:
2.25%, 2/15/26		451	456,637
2.625%, 2/15/29		563	569,648
2.875%, 2/15/31		1,088	1,098,608
4.75%, 2/1/28		275	292,531
5.375%, 4/15/27		455	478,546
Uniti Group, L.P./Uniti Group Finance, Inc./CSL Capital, LLC, 7.125%, 12/15/24(4)		1,250	1,278,125
ViaSat, Inc.:
5.625%, 4/15/27(4)		225	234,844
6.50%, 7/15/28(4)		1,250	1,318,087
Virgin Media Finance PLC, 5.00%, 7/15/30(4)		1,152	1,182,874
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(5)	GBP	283	389,568
Security	Principal Amount (000's omitted)*	Value
Telecommunications (continued)
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(4)	1,005	$ 1,039,391
Vmed O2 UK Financing I PLC, 4.75%, 7/15/31(4)	1,000	1,022,930
Zayo Group Holdings, Inc., 6.125%, 3/1/28(4)	684	694,383
		$ 29,316,702
Transport Excluding Air & Rail — 0.7%
Seaspan Corp., 5.50%, 8/1/29(4)	1,835	$ 1,874,397
XPO Logistics, Inc., 6.25%, 5/1/25(4)	1,500	1,585,088
		$ 3,459,485
Utilities — 2.9%
Calpine Corp.:
4.625%, 2/1/29(4)	825	$ 813,656
5.00%, 2/1/31(4)	935	936,169
5.125%, 3/15/28(4)	3,256	3,301,532
Clearway Energy Operating, LLC, 4.75%, 3/15/28(4)	1,196	1,267,581
Drax Finco PLC, 6.625%, 11/1/25(4)	1,323	1,367,651
Leeward Renewable Energy Operations, LLC, 4.25%, 7/1/29(4)	870	885,382
NextEra Energy Operating Partners, L.P.:
4.25%, 9/15/24(4)	14	14,821
4.50%, 9/15/27(4)	904	973,594
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(4)	1,602	1,672,088
TerraForm Power Operating, LLC:
4.25%, 1/31/23(4)	650	669,032
4.75%, 1/15/30(4)	1,000	1,047,500
5.00%, 1/31/28(4)	1,402	1,507,150
		$ 14,456,156
Total Corporate Bonds (identified cost $409,416,920)		$420,570,478

Preferred Stocks — 0.3%

Security	Shares	Value
Services — 0.3%
WESCO International, Inc., Series A, 10.625% to 6/22/25(7)	45,970	$ 1,442,539
Total Preferred Stocks (identified cost $1,291,567)		$ 1,442,539

13
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Schedule of Investments — continued

Senior Floating-Rate Loans — 8.0%(11)

Borrower/Description	Principal Amount (000's omitted)	Value
Air Transportation — 0.6%
Air Canada, Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 8/11/28	$1,386	$ 1,393,796
SkyMiles IP, Ltd., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/20/27	1,387	1,476,548
		$ 2,870,344
Automotive & Auto Parts — 0.8%
Clarios Global, L.P., Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 4/30/26	$848	$ 844,413
Truck Hero, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 1/31/28	1,809	1,807,465
Wheel Pros, Inc., Term Loan, 5.25%, (1 mo. USD LIBOR + 4.50%, Floor 0.75%), 5/11/28	1,278	1,279,307
		$ 3,931,185
Cable/Satellite TV — 0.1%
Directv Financing, LLC, Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), 7/22/27	$712	$ 713,409
		$ 713,409
Capital Goods — 0.3%
Welbilt, Inc., Term Loan, 2.584%, (1 mo. USD LIBOR + 2.50%), 10/23/25	$1,434	$ 1,432,655
		$ 1,432,655
Diversified Media — 0.2%
Terrier Media Buyer, Inc., Term Loan, 3.584%, (1 mo. USD LIBOR + 3.50%), 12/17/26	$983	$ 981,688
		$ 981,688
Food, Beverage & Tobacco — 0.2%
Post Holdings, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/21/24	$1,047	$ 1,053,685
		$ 1,053,685
Healthcare — 1.0%
Envision Healthcare Corporation, Term Loan, 3.834%, (1 mo. USD LIBOR + 3.75%), 10/10/25	$854	$ 761,818
Jazz Financing Lux S.a.r.l., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 5/5/28	2,214	2,219,986
RegionalCare Hospital Partners Holdings, Inc., Term Loan, 3.835%, (1 mo. USD LIBOR + 3.75%), 11/16/25	371	371,156
Verscend Holding Corp., Term Loan, 4.084%, (1 mo. USD LIBOR + 4.00%), 8/27/25	1,669	1,673,407
		$ 5,026,367
Borrower/Description	Principal Amount (000's omitted)	Value
Hotels — 0.4%
Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24	$2,174	$ 2,131,837
		$ 2,131,837
Insurance — 0.8%
Asurion, LLC:
Term Loan, 1/20/29(12)	$1,399	$ 1,395,793
Term Loan - Second Lien, 5.334%, (1 mo. USD LIBOR + 5.25%), 1/31/28	2,240	2,236,266
Sedgwick Claims Management Services, Inc., Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 12/31/25	433	429,821
		$ 4,061,880
Metals/Mining — 0.3%
American Rock Salt Company, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 6/4/28	$1,331	$ 1,339,537
		$ 1,339,537
Restaurants — 0.2%
IRB Holding Corp., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27	$782	$ 784,534
		$ 784,534
Services — 1.4%
AlixPartners, LLP, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28	$1,448	$ 1,445,887
KAR Auction Services, Inc., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 9/19/26	980	965,300
Spin Holdco, Inc., Term Loan, 3/4/28(12)	560	562,071
SRS Distribution, Inc., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.75%, Floor 0.50%), 6/2/28	1,792	1,793,568
Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 2/28/25(12)	1,870	1,940,374
		$ 6,707,200
Super Retail — 0.3%
Petsmart, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/11/28	$1,358	$ 1,363,093
		$ 1,363,093
Technology — 1.4%
Endure Digital, Inc., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/10/28	$549	$ 547,080
LogMeIn, Inc., Term Loan, 4.833%, (1 mo. USD LIBOR + 4.75%), 8/31/27	2,491	2,493,185
Realpage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28	1,812	1,808,088

14
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Technology (continued)
Riverbed Technology, Inc.:
Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), 12/31/25	1,220	$ 1,093,803
Term Loan - Second Lien, 12.00%, (3 mo. LIBOR + 11.00%, Floor 1.00%), 7.50% cash, 4.50% PIK, 12/31/26	508	348,323
SS&C European Holdings S.a.r.l., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 4/16/25	63	62,276
SS&C Technologies, Inc.:
Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 4/16/25	85	83,822
Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 4/16/25	438	434,028
		$ 6,870,605
Total Senior Floating-Rate Loans (identified cost $39,205,928)		$ 39,268,019

Miscellaneous — 0.0%(2)

Security	Principal Amount	Value
Surface Transport — 0.0%(2)
Hertz Corp., Escrow Certificates(1)	$400,000	$ 10,000
Hertz Corp., Escrow Certificates(1)	223,000	14,495
Hertz Corp., Escrow Certificates(1)	636,000	15,900
Total Miscellaneous (identified cost $0)		$ 40,395

Short-Term Investments — 8.1%

Affiliated Fund — 4.8%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(13)	23,501,867	$ 23,504,217
Total Affiliated Fund (identified cost $23,502,056)		$ 23,504,217

Securities Lending Collateral — 3.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(14)	16,592,147	$ 16,592,147
Total Securities Lending Collateral (identified cost $16,592,147)		$ 16,592,147
Total Short-Term Investments (identified cost $40,094,203)		$ 40,096,364
Total Investments — 103.5% (identified cost $496,542,053)		$509,791,054

Other Assets, Less Liabilities — (3.5)%	$ (17,157,870)

Net Assets — 100.0%	$492,633,184

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Non-income producing security.
(2)	Amount is less than 0.05%.
(3)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $19,790,709.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2021, the aggregate value of these securities is $322,121,744 or 65.4% of the Fund's net assets.
(5)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2021, the aggregate value of these securities is $8,208,701 or 1.6% of the Fund's net assets.
(6)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2021.
(7)	Security converts to variable rate after the indicated fixed-rate coupon period.
(8)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(9)	When-issued security.

15
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Schedule of Investments — continued

(10)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer's discretion.
(11)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(12)	This Senior Loan will settle after September 30, 2021, at which time the interest rate will be determined.
(13)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(14)	Represents investment of cash collateral received in connection with securities lending.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	116,587	USD	135,207	State Street Bank and Trust Company	10/29/21	$ —	$ (95)
USD	413,947	CAD	520,000	State Street Bank and Trust Company	10/29/21	3,415	—
USD	403,702	CAD	512,021	State Street Bank and Trust Company	10/29/21	—	(530)
USD	7,516,419	EUR	6,350,714	State Street Bank and Trust Company	10/29/21	156,633	—
USD	606,362	EUR	512,815	State Street Bank and Trust Company	10/29/21	12,065	—
USD	40,862	EUR	34,814	State Street Bank and Trust Company	10/29/21	517	—
USD	399,537	GBP	287,705	State Street Bank and Trust Company	10/29/21	11,872	—
USD	5,647	GBP	4,208	State Street Bank and Trust Company	10/29/21	—	(23)
						$184,502	$(648)

Abbreviations:
LIBOR	– London Interbank Offered Rate
PIK	– Payment In Kind

Currency Abbreviations:
CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar
16
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Statement of Assets and Liabilities

September 30, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $473,039,997) - including $19,790,709 of securities on loan	$ 486,286,837
Investments in securities of affiliated issuers, at value (identified cost $23,502,056)	23,504,217
Receivable for open forward foreign currency exchange contracts	184,502
Cash	659,710
Cash denominated in foreign currency, at value (cost $2,513)	2,470
Receivable for investments sold	1,743,972
Receivable for capital shares sold	1,836,552
Interest receivable	5,661,040
Dividends receivable - affiliated	1,198
Securities lending income receivable	4,095
Trustees' deferred compensation plan	157,675
Total assets	$520,042,268
Liabilities
Payable for open forward foreign currency exchange contracts	$ 648
Payable for investments purchased	6,887,972
Payable for when-issued securities	2,558,893
Payable for capital shares redeemed	637,897
Distributions payable	161,967
Deposits for securities loaned	16,592,147
Payable to affiliates:
Investment advisory fee	192,946
Administrative fee	48,236
Distribution and service fees	15,709
Sub-transfer agency fee	3,247
Trustees' deferred compensation plan	157,675
Other	369
Accrued expenses	151,378
Total liabilities	$ 27,409,084
Net Assets	$492,633,184
Sources of Net Assets
Paid-in capital	$ 490,646,494
Distributable earnings	1,986,690
Total	$492,633,184
Class A Shares
Net Assets	$ 55,739,645
Shares Outstanding	2,029,477
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 27.47
Maximum Offering Price Per Share (100 ÷ 96.25 of net asset value per share)	$ 28.54
Class C Shares
Net Assets	$ 5,199,477
Shares Outstanding	186,397
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 27.89
17
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Statement of Assets and Liabilities — continued

September 30, 2021
Class I Shares
Net Assets	$380,658,723
Shares Outstanding	14,060,709
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 27.07
Class R6 Shares
Net Assets	$ 51,035,339
Shares Outstanding	1,884,434
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 27.08

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
18
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Statement of Operations

Year Ended
September 30, 2021
Investment Income
Dividend income	$ 277,156
Dividend income - affiliated issuers	14,078
Interest and other income	19,925,191
Securities lending income, net	44,028
Total investment income	$20,260,453
Expenses
Investment advisory fee	$ 1,964,447
Administrative fee	491,112
Distribution and service fees:
Class A	131,464
Class C	53,080
Trustees' fees and expenses	19,314
Custodian fees	13,062
Transfer agency fees and expenses	336,864
Accounting fees	92,339
Professional fees	40,414
Registration fees	88,721
Reports to shareholders	25,339
Miscellaneous	30,759
Total expenses	$ 3,286,915
Net investment income	$16,973,538
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 5,723,787
Investment securities - affiliated issuers	(2,039)
Foreign currency transactions	8,736
Forward foreign currency exchange contracts	(92,877)
Net realized gain	$ 5,637,607
Change in unrealized appreciation (depreciation):
Investment securities	$ 6,166,401
Investment securities - affiliated issuers	2,603
Foreign currency	(4,280)
Forward foreign currency exchange contracts	124,496
Net change in unrealized appreciation (depreciation)	$ 6,289,220
Net realized and unrealized gain	$11,926,827
Net increase in net assets from operations	$28,900,365
19
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Statements of Changes in Net Assets

	Year Ended September 30,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 16,973,538	$ 11,136,701
Net realized gain (loss)	5,637,607	(2,598,215)
Net change in unrealized appreciation (depreciation)	6,289,220	3,001,998
Net increase in net assets from operations	$ 28,900,365	$ 11,540,484
Distributions to shareholders:
Class A	$ (2,150,197)	$ (2,299,606)
Class C	(177,159)	(158,948)
Class I	(13,706,643)	(9,437,095)
Class R6	(1,466,108)	(6,439)
Total distributions to shareholders	$ (17,500,107)	$ (11,902,088)
Capital share transactions:
Class A	$ 4,383,484	$ (360,409)
Class C	(79,886)	1,225,417
Class I	98,023,196	123,339,654
Class R6	49,844,561	178,331
Net increase in net assets from capital share transactions	$152,171,355	$124,382,993
Net increase in net assets	$163,571,613	$124,021,389
Net Assets
At beginning of year	$ 329,061,571	$ 205,040,182
At end of year	$492,633,184	$329,061,571
20
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Financial Highlights

	Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 26.56	$ 27.20	$ 26.73	$ 27.67	$ 27.30
Income (Loss) From Operations
Net investment income(1)	$ 1.08	$ 1.15	$ 1.24	$ 1.23	$ 1.30
Net realized and unrealized gain (loss)	0.95	(0.56)	0.49	(0.96)	0.36
Total income from operations	$ 2.03	$ 0.59	$ 1.73	$ 0.27	$ 1.66
Less Distributions
From net investment income	$ (1.12)	$ (1.23)	$ (1.26)	$ (1.21)	$ (1.29)
Total distributions	$ (1.12)	$ (1.23)	$ (1.26)	$ (1.21)	$ (1.29)
Net asset value — End of year	$ 27.47	$ 26.56	$ 27.20	$ 26.73	$ 27.67
Total Return(2)	7.74%	2.30%	6.70%	1.00%	6.23%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$55,740	$49,682	$51,273	$51,118	$61,471
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.01%	1.04%	1.07%	1.10%	1.21%
Net expenses	1.01%	1.02%	1.04%	1.07%	1.07%
Net investment income	3.95%	4.36%	4.65%	4.53%	4.74%
Portfolio Turnover	43%	49%	39%	49%	67%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
21
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 26.98	$ 27.62	$ 27.14	$ 28.07	$ 27.68
Income (Loss) From Operations
Net investment income(1)	$ 0.89	$ 0.96	$ 1.05	$ 1.04	$ 1.11
Net realized and unrealized gain (loss)	0.95	(0.55)	0.50	(0.97)	0.36
Total income from operations	$ 1.84	$ 0.41	$ 1.55	$ 0.07	$ 1.47
Less Distributions
From net investment income	$ (0.93)	$ (1.05)	$ (1.07)	$ (1.00)	$ (1.08)
Total distributions	$ (0.93)	$ (1.05)	$ (1.07)	$ (1.00)	$ (1.08)
Net asset value — End of year	$27.89	$26.98	$27.62	$27.14	$28.07
Total Return(2)	6.88%	1.58%	5.89%	0.27%	5.43%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 5,199	$ 5,106	$ 3,977	$ 4,476	$ 5,507
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.76%	1.79%	1.82%	1.85%	2.38%
Net expenses	1.76%	1.77%	1.79%	1.82%	1.82%
Net investment income	3.21%	3.58%	3.91%	3.77%	3.98%
Portfolio Turnover	43%	49%	39%	49%	67%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
22
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 26.18	$ 26.80	$ 26.35	$ 27.27	$ 26.93
Income (Loss) From Operations
Net investment income(1)	$ 1.13	$ 1.18	$ 1.29	$ 1.30	$ 1.37
Net realized and unrealized gain (loss)	0.93	(0.52)	0.47	(0.94)	0.35
Total income from operations	$ 2.06	$ 0.66	$ 1.76	$ 0.36	$ 1.72
Less Distributions
From net investment income	$ (1.17)	$ (1.28)	$ (1.31)	$ (1.28)	$ (1.38)
Total distributions	$ (1.17)	$ (1.28)	$ (1.31)	$ (1.28)	$ (1.38)
Net asset value — End of year	$ 27.07	$ 26.18	$ 26.80	$ 26.35	$ 27.27
Total Return(2)	7.98%	2.59%	6.93%	1.35%	6.57%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$380,659	$274,030	$149,733	$125,471	$76,980
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.76%	0.79%	0.82%	0.85%	0.79%
Net expenses	0.76%	0.77%	0.76%	0.74%	0.74%
Net investment income	4.18%	4.53%	4.92%	4.87%	5.06%
Portfolio Turnover	43%	49%	39%	49%	67%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
23
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Financial Highlights — continued

	Class R6
	Year Ended September 30,		Period Ended September 30,
	2021	2020	2019 (1)
Net asset value — Beginning of period	$ 26.19	$ 26.81	$ 25.96
Income (Loss) From Operations
Net investment income(2)	$ 1.14	$ 1.17	$ 0.85
Net realized and unrealized gain (loss)	0.95	(0.49)	0.86
Total income from operations	$ 2.09	$ 0.68	$ 1.71
Less Distributions
From net investment income	$ (1.20)	$ (1.30)	$ (0.86)
Total distributions	$ (1.20)	$ (1.30)	$ (0.86)
Net asset value — End of period	$ 27.08	$26.19	$26.81
Total Return(3)	8.07%	2.66%	6.67% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,035	$ 244	$ 57
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.69%	0.73%	0.74% (6)
Net expenses	0.69%	0.71%	0.71% (6)
Net investment income	4.22%	4.51%	4.85% (6)
Portfolio Turnover	43%	49%	39% (7)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	For the year ended September 30, 2019.
24
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert High Yield Bond Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek high current income and capital appreciation, secondarily. The Fund invests primarily in high-yield, high-risk bonds, with varying maturities.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
25

Calvert
High Yield Bond Fund
September 30, 2021
Notes to Financial Statements — continued

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2021, based on the inputs used to value them:
Asset Description	Level 1(1)	Level 2	Level 3	Total
Common Stocks	$ 5,026,691(1)	$ —	$ —	$ 5,026,691
Convertible Bonds	—	105,750	—	105,750
Convertible Preferred Stocks	3,240,818	—	—	3,240,818
Corporate Bonds	—	420,570,478	—	420,570,478
Preferred Stocks	1,442,539	—	—	1,442,539
Senior Floating-Rate Loans	—	39,268,019	—	39,268,019
Miscellaneous	—	40,395	—	40,395
Short-Term Investments:
Affiliated Fund	—	23,504,217	—	23,504,217
Securities Lending Collateral	16,592,147	—	—	16,592,147
Total Investments	$26,302,195	$483,488,859	$ —	$509,791,054
Forward Foreign Currency Exchange Contracts	$ —	$ 184,502	$ —	$ 184,502
Total	$26,302,195	$483,673,361	$ —	$509,975,556
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (648)	$ —	$ (648)
Total	$ —	$ (648)	$ —	$ (648)

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged
26

Calvert
High Yield Bond Fund
September 30, 2021
Notes to Financial Statements — continued

directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
K  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
27

Calvert
High Yield Bond Fund
September 30, 2021
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.48% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2021, the investment advisory fee amounted to $1,964,447. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.02%, 1.77%, 0.77% and 0.71% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2022. For the year ended September 30, 2021, no expenses were waived or reimbursed by CRM.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2021, CRM was paid administrative fees of $491,112.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2021 amounted to $131,464 and $53,080 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $14,218 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2021. The Fund was also informed that EVD received less than $100 and $1,668 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $23,265 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 ($20,000 prior to January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, was borne by the Calvert funds. For the year ended September 30, 2021, the Fund’s allocated portion of the Advisory Council compensation and fees was $425, which is included in miscellaneous expense on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities and including paydowns and principal repayments on senior floating-rate loans, were $307,385,858 and $168,753,119, respectively.
28

Calvert
High Yield Bond Fund
September 30, 2021
Notes to Financial Statements — continued

4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:
	Year Ended September 30,
	2021	2020
Ordinary income	$17,500,107	$11,902,088
As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 272,034
Deferred capital losses	(10,580,622)
Net unrealized appreciation	12,457,245
Distributions payable	(161,967)
Distributable earnings	$ 1,986,690
At September 30, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $10,580,622 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2021, $4,195,772 are short-term and $6,384,850 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$497,332,111
Gross unrealized appreciation	$ 14,649,126
Gross unrealized depreciation	(2,190,183)
Net unrealized appreciation	$ 12,458,943
5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2021 is included in the Schedule of Investments. At September 30, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. During the year ended September 30, 2021, the Fund entered into forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $648. At September 30, 2021, there were no assets pledged by the Fund for such liability.
29

Calvert
High Yield Bond Fund
September 30, 2021
Notes to Financial Statements — continued

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2021, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$184,502	$(648)
The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of September 30, 2021.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$184,502	$(648)	$ —	$ —	$183,854

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
State Street Bank and Trust Company	$(648)	$648	$ —	$ —	$ —

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended September 30, 2021 was as follows:
30

Calvert
High Yield Bond Fund
September 30, 2021
Notes to Financial Statements — continued

Statement of Operations Caption
Derivative	Net realized gain (loss): Forward foreign currency exchange contracts	Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts
Forward foreign currency exchange contracts	$ (92,877)	$ 124,496
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended September 30, 2021, which is indicative of the volume of this derivative type, was approximately $10,540,000.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2021, the total value of securities on loan, including accrued interest, was $20,099,325 and the total value of collateral received was $20,669,782, comprised of cash of $16,592,147 and U.S. government and/or agencies securities of $4,077,635.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Convertible Preferred Stocks	$ 604,181	$ —	$ —	$ —	$ 604,181
Corporate Bonds	15,987,966	—	—	—	15,987,966
Total	$16,592,147	$ —	$ —	$ —	$16,592,147
The carrying amount of the liability for deposits for securities loaned at September 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2021.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
31

Calvert
High Yield Bond Fund
September 30, 2021
Notes to Financial Statements — continued

The Fund had no borrowings pursuant to its line of credit during the year ended September 30, 2021. Effective October 26, 2021, the Fund renewed its line of credit agreement, which expires October 25, 2022, at substantially the same terms.
8  Affiliated Funds
At September 30, 2021, the value of the Fund’s investment in affiliated funds was $23,504,217, which represents 4.8% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$6,470,308	$210,567,003	$(193,533,658)	$(2,039)	$2,603	$23,504,217	$14,078	23,501,867
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares for the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	391,240	$ 10,740,171	480,274	$ 12,658,263
Reinvestment of distributions	75,556	2,070,618	81,620	2,157,865
Shares redeemed	(331,141)	(9,064,872)	(580,159)	(15,269,118)
Converted from Class C	23,338	637,567	3,502	92,581
Net increase (decrease)	158,993	$ 4,383,484	(14,763)	$ (360,409)
Class C
Shares sold	46,832	$ 1,300,116	82,879	$ 2,223,112
Reinvestment of distributions	6,065	168,798	5,663	152,205
Shares redeemed	(32,802)	(911,233)	(39,801)	(1,057,319)
Converted to Class A	(22,980)	(637,567)	(3,449)	(92,581)
Net increase (decrease)	(2,885)	$ (79,886)	45,292	$ 1,225,417
Class I
Shares sold	7,511,111	$ 202,970,729	6,871,791	$ 174,126,248
Reinvestment of distributions	458,183	12,380,313	334,795	8,715,777
Shares redeemed	(4,375,419)	(117,327,846)	(2,326,183)	(59,502,371)
Net increase	3,593,875	$ 98,023,196	4,880,403	$123,339,654
Class R6
Shares sold	2,662,381	$ 71,009,204	7,011	$ 173,922
Reinvestment of distributions	52,019	1,410,110	248	6,440
Shares redeemed	(839,277)	(22,574,753)	(78)	(2,031)
Net increase	1,875,123	$ 49,844,561	7,181	$ 178,331
32

Calvert
High Yield Bond Fund
September 30, 2021
Notes to Financial Statements — continued

10  Risks and Uncertainties
Credit Risk
The Fund primarily invests in securities rated below investment grade and comparable unrated investments. These investments can involve a substantial risk of loss and are considered speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
11  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Trust that it was resigning as the independent registered public accounting firm to the Trust, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Trust), KPMG would no longer be independent of the Trust. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Trust (the “Funds”) for the fiscal year ending September 30, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended September 30, 2019 and September 30, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
33

Calvert
High Yield Bond Fund
September 30, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert High Yield Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert High Yield Bond Fund (the "Fund") (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2021, the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations and changes in its net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended September 30, 2020, and the financial highlights for the years or periods ended September 30, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2021
We have served as the auditor of one or more Calvert investment companies since 2021.
34

Calvert
High Yield Bond Fund
September 30, 2021
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2021, the Fund designates approximately $251,327, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended September 30, 2021, the Fund designates 97.58% of distributions from net investment income as a 163(j) interest dividend.
35

Calvert
High Yield Bond Fund
September 30, 2021
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 16, 2021, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
36

Calvert
High Yield Bond Fund
September 30, 2021
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member's retirement. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Walsh and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Trustee	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Trustee	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
37

Calvert
High Yield Bond Fund
September 30, 2021
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Trustees (continued)
Anthony A. Williams 1951	Trustee	2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh(2) 1971	Secretary, Vice President and Chief Legal Officer	2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Walsh and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
38

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

39

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
40

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
41

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24185     9.30.21

Calvert
Short Duration Income Fund
Annual Report
September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2021
Calvert
Short Duration Income Fund

Calvert
Short Duration Income Fund
September 30, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
After the U.S. Federal Reserve (the Fed) met in late September 2021, Fed Chair Jerome Powell noted that “The path of the economy continues to depend on the course of the [COVID-19] virus, and risks to the economic outlook remain.” For fixed-income investors, this reflected the dominant investment theme for the 12-month period ended September 30, 2021.
Throughout the period, performance of fixed-income asset classes ebbed and flowed as the virus advanced and retreated, with a second wave of COVID-19 washing over the U.S. and global economies in the winter of 2020-2021 and a third wave known as the Delta variant spreading around the world in the summer of 2021.
For the period as a whole, however, U.S. fixed-income investors appeared to focus on the reopening of the economy and its recovery from a near-shutdown in the early days of the pandemic. The asset classes that fared best during the period were those that stood to benefit from a U.S. and global economic revival. So-called “safe-haven” assets, in contrast, fared poorly as investors appeared to become more comfortable taking on increased risk during the period.
As a result, U.S. Treasurys were one of the worst-performing fixed-income asset classes during the period, with the Bloomberg U.S. Treasury Index returning (3.30)% for the period. The Bloomberg U.S. Aggregate Bond Index, a broad measure of the U.S. fixed-income market, was also dragged down by its Treasury component, and returned (0.90)% for the period.
Investment-grade corporate bonds fared better. The Bloomberg U.S. Corporate Bond Index returned 1.74% for the period, as factories and businesses reopened and consumers — a key driver of the U.S. economy — rushed to spend the money they had saved while confined at home earlier in the pandemic.
High yield bonds were a standout asset class during the period. Several industries prominent within the high yield space — including airlines, restaurants, retail, and travel & leisure — were among the hardest-hit businesses early in the pandemic and the biggest beneficiaries of the subsequent economic recovery. Reflecting investors’ increasing confidence in the recovery, as well as their search for yield in a historically low-yield environment, the Bloomberg U.S. Corporate High Yield Index returned 11.28% for the one-year period.
Fund Performance
For the 12-month period ended September 30, 2021, Calvert Short Duration Income Fund (the Fund) returned 3.87% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg 1-5 Year U.S. Credit Index (the Index), which returned 1.08%.
The Fund’s sector allocation, especially an overweight exposure to high yield corporate securities and an out-of-Index allocation to asset-backed securities (ABS), contributed to performance relative to the Index. Out-of-Index allocations to commercial mortgage-backed securities (CMBS) and mortgage-backed securities were also beneficial to Fund returns during the period.
Security selections further contributed to outperformance relative to the Index, most notably in investment-grade corporate securities. The Fund’s shorter-than-Index duration also enhanced performance. The Fund’s derivative holdings were a positive contributor to returns relative to the Index during the period.
In contrast, the Fund’s yield-curve positioning detracted from performance relative to the Index. An underweight exposure to investment-grade corporate securities also had a slight negative impact on relative returns during the period.
Toward period-end, the U.S. Federal Reserve indicated it was poised to begin a monetary tightening cycle that the Fund believed was likely to spark market volatility and push interest rates higher, particularly at the front end of the yield curve. Under these circumstances, the Fund maintained an underweight interest rate duration at period-end.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Short Duration Income Fund
September 30, 2021
Performance

Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/31/2002	01/31/2002	3.87%	2.71%	2.50%
Class A with 2.75% Maximum Sales Charge	—	—	1.00	2.14	2.21
Class C at NAV	10/01/2002	01/31/2002	3.04	1.93	1.74
Class C with 1% Maximum Sales Charge	—	—	2.04	1.93	1.74
Class I at NAV	04/21/2006	01/31/2002	4.11	3.01	2.93
Class R6 at NAV	02/01/2019	01/31/2002	4.17	3.04	2.94

Bloomberg 1-5 Year U.S. Credit Index	—	—	1.08%	2.85%	2.79%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	0.77%	1.52%	0.52%	0.46%
Net	0.76	1.51	0.51	0.46
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$11,881	N.A.
Class I	$250,000	09/30/2011	$333,768	N.A.
Class R6	$1,000,000	09/30/2011	$1,336,700	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Short Duration Income Fund
September 30, 2021
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of bond and loan holdings)*

* For purposes of the Fund's rating restrictions, ratings are based on Moody's Investors Service, Inc. (“Moody's”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of an issuance based on the issuer's creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P's measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody's) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency's analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition and does not necessarily reflect its assessment of the volatility of a security's market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

See Endnotes and Additional Disclosures in this report.
4

Calvert
Short Duration Income Fund
September 30, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg 1-5 Year U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity between one and five years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charge, commissions, expenses, taxes and leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/22. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.
Important Notice to Shareholders
Effective August 24, 2021, the Bloomberg Barclays fixed income indices were rebranded as Bloomberg indices.

5

Calvert
Short Duration Income Fund
September 30, 2021
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,010.70	$3.83	0.76%
Class C	$1,000.00	$1,006.30	$7.59	1.51%
Class I	$1,000.00	$1,011.90	$2.57	0.51%
Class R6	$1,000.00	$1,012.20	$2.27	0.45%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.26	$3.85	0.76%
Class C	$1,000.00	$1,017.50	$7.64	1.51%
Class I	$1,000.00	$1,022.51	$2.59	0.51%
Class R6	$1,000.00	$1,022.81	$2.28	0.45%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
6

Calvert
Short Duration Income Fund
September 30, 2021
Schedule of Investments

Asset-Backed Securities — 20.8%

Security	Principal Amount (000's omitted)	Value
Adams Outdoor Advertising, L.P., Series 2018-1, Class A, 4.81%, 11/15/48(1)	$3,003	$ 3,157,150
Affirm Asset Securitization Trust, Series 2021-A, Class A, 0.88%, 8/15/25(1)	5,045	5,056,894
Aligned Data Centers Issuer, LLC, Series 2021-1A, Class A2, 1.937%, 8/15/46(1)	11,228	11,299,774
Amur Equipment Finance Receivables IX, LLC, Series 2021-1A, Class A2, 0.75%, 11/20/26(1)	3,815	3,818,231
Avant Credit Card Master Trust, 1A, Class A, 1.37%, 4/15/27(1)	5,800	5,793,323
Avant Loans Funding Trust, Series 2020-REV1, Class C, 4.17%, 5/15/29(1)	2,000	2,011,217
BHG Securitization Trust:
Series 2021-B, Class A, 0.90%, 10/17/34(1)	5,230	5,243,948
Series 2021-B, Class B, 1.67%, 10/17/34(1)	4,500	4,507,830
Business Jet Securities, LLC, Series 2020-1A, Class A, 2.981%, 11/15/35(1)	4,331	4,395,204
Chase Auto Credit Linked Notes, Series 2021-1, Class B, 0.875%, 9/25/28(1)	11,613	11,626,191
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	19,176	19,229,510
Conn's Receivables Funding, LLC:
Series 2020-A, Class A, 1.71%, 6/16/25(1)	413	413,102
Series 2020-A, Class C, 4.20%, 6/16/25(1)	4,008	4,022,773
Consumer Loan Underlying Bond Credit Trust, Series 2020-P1, Class A, 2.26%, 3/15/28(1)	299	299,544
DB Master Finance, LLC, Series 2017-1A, Class A2I, 3.629%, 11/20/47(1)	6,987	7,047,889
Diamond Infrastructure Funding, LLC:
Series 2021-1A, Class A, 1.76%, 4/15/49(1)	5,250	5,185,143
Series 2021-1A, Class B, 2.355%, 4/15/49(1)	3,000	2,972,047
Series 2021-1A, Class C, 3.475%, 4/15/49(1)	1,499	1,503,091
Donlen Fleet Lease Funding 2, LLC, Series 2021-A2, Class A2, 0.56%, 12/11/34(1)	6,500	6,509,684
Driven Brands Funding, LLC, Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	5,587	5,939,645
ExteNet, LLC:
Series 2019-1A, Class A2, 3.204%, 7/26/49(1)	5,465	5,613,646
Series 2019-1A, Class B, 4.14%, 7/26/49(1)	3,225	3,333,307
FOCUS Brands Funding, LLC, Series 2017-1A, Class A2IB, 3.857%, 4/30/47(1)	13,970	14,373,135
Hardee's Funding, LLC, Series 2020-1A, Class A2, 3.981%, 12/20/50(1)	4,833	5,143,537
Helios Issuer, LLC, Series 2020-AA, Class A, 2.98%, 6/20/47(1)	3,368	3,501,988
Horizon Aircraft Finance II, Ltd., Series 2019-1, Class A, 3.721%, 7/15/39(1)	4,100	4,118,915
Security	Principal Amount (000's omitted)	Value
Horizon Aircraft Finance III, Ltd., Series 2019-2, Class A, 3.425%, 11/15/39(1)	$4,048	$ 4,058,760
Jack in the Box Funding, LLC, Series 2019-1A, Class A2I, 3.982%, 8/25/49(1)	5,841	5,982,489
JPMorgan Chase Bank, NA:
Series 2021-2, Class B, 0.889%, 12/26/28(1)	7,200	7,200,813
Series 2021-3, Class B, 0.76%, 2/26/29(1)	5,886	5,885,637
Series 2021-3, Class C, 0.86%, 2/26/29(1)	2,702	2,701,221
Series 2021-3, Class D, 1.009%, 2/26/29(1)	2,619	2,619,076
Series 2021-3, Class E, 2.102%, 2/26/29(1)	1,672	1,672,006
LL ABS Trust, Series 2021-1A, Class A, 1.07%, 5/15/29(1)	3,339	3,337,910
Lunar Aircraft, Ltd.:
Series 2020-1A, Class B, 4.335%, 2/15/45(1)	867	808,494
Series 2020-1A, Class C, 6.413%, 2/15/45(1)	473	395,602
Marlette Funding Trust:
Series 2018-2A, Class C, 4.37%, 7/17/28(1)	2,718	2,727,309
Series 2019-2A, Class A, 3.13%, 7/16/29(1)	163	163,247
Series 2020-1A, Class B, 2.38%, 3/15/30(1)	2,864	2,880,629
Series 2020-2A, Class A, 1.02%, 9/16/30(1)	51	50,694
Series 2020-2A, Class B, 1.83%, 9/16/30(1)	9,160	9,206,383
Series 2021-1A, Class A, 0.60%, 6/16/31(1)	2,109	2,110,333
Marlette Funding Trust, Series 2021-1A, Class B, 1.00%, 6/16/31(1)	5,100	5,112,009
Mosaic Solar Loan Trust:
Series 2018-1A, Class B, 2.00%, 6/22/43(1)	5,354	5,292,796
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	3,142	3,259,376
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	1,061	1,107,786
Series 2020-2A, Class A, 1.44%, 8/20/46(1)	5,345	5,280,487
Series 2020-2A, Class B, 2.21%, 8/20/46(1)	4,083	4,071,067
Series 2021-1A, Class A, 1.51%, 12/20/46(1)	2,573	2,555,607
Series 2021-1A, Class B, 2.05%, 12/20/46(1)	5,283	5,299,134
Series 2021-3A, Class A, 1.44%, 6/20/52(1)	7,250	7,111,797
MVW, LLC, Series 2020-1A, Class A, 1.74%, 10/20/37(1)	876	887,114
Neighborly Issuer, LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	6,783	7,025,253
NRZ Excess Spread-Collateralized Notes, Series 2021-FHT1, Class A, 3.104%, 7/25/26(1)	1,844	1,854,057
OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.30%, 3/14/29(1)	3,521	3,531,074
Oportun Issuance Trust:
Series 2021-B, Class A, 1.47%, 5/8/31(1)	2,279	2,282,416
Series 2021-B, Class B, 1.96%, 5/8/31(1)	2,687	2,696,709
Pagaya AI Debt Selection Trust:
Series 2021-1, Class A, 1.18%, 11/15/27(1)	4,499	4,511,021
Series 2021-2, 3.00%, 1/25/29(1)	8,892	8,964,481
Series 2021-3, Class A, 1.15%, 5/15/29(1)	13,645	13,653,266
Series 2021-3, Class B, 1.74%, 5/15/29(1)	14,250	14,248,300

7
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Pagaya AI Debt Selection Trust: (continued)
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	$7,909	$ 7,919,357
Planet Fitness Master Issuer, LLC:
Series 2018-1A, Class A2I, 4.262%, 9/5/48(1)	7,561	7,594,538
Series 2018-1A, Class A2II, 4.666%, 9/5/48(1)	3,456	3,561,685
Prodigy Finance CM DAC, Series 2021-1A, Class A, 1.336%, (1 mo. USD LIBOR + 1.25%), 7/25/51(1)(2)	3,424	3,438,708
Purchasing Power Funding, LLC, Series 2021-A, Class A, 1.57%, 10/15/25(1)	7,760	7,783,738
ServiceMaster Funding, LLC, Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	3,153	3,225,501
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	14,000	14,674,941
Small Business Lending Trust, Series 2020-A, Class A, 2.62%, 12/15/26(1)	722	723,192
SoFi Consumer Loan Program, LLC, Series 2017-6, Class B, 3.52%, 11/25/26(1)	1,953	1,966,450
SolarCity LMC Series III, LLC, Series 2014-2, Class A, 4.02%, 7/20/44(1)	2,772	2,820,920
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	22,495	22,717,358
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	33,312	35,068,730
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	2,720	2,795,743
Sunnova Helios II Issuer, LLC:
Series 2021-A, Class A, 1.80%, 2/20/48(1)	1,204	1,205,060
Series 2021-A, Class B, 3.15%, 2/20/48(1)	1,180	1,174,329
Series 2021-B, Class B, 2.01%, 7/20/48(1)	8,937	8,856,629
Sunnova Sol II Issuer, LLC, Series 2020-2A, Class B, 5.47%, 11/1/55(1)	8,889	9,223,402
Tesla Auto Lease Trust:
Series 2019-A, Class A4, 2.20%, 11/21/22(1)	2,260	2,295,548
Series 2020-A, Class A3, 0.68%, 12/20/23(1)	1,660	1,667,319
Series 2020-A, Class A4, 0.78%, 12/20/23(1)	1,078	1,084,546
Theorem Funding Trust:
Series 2020-1A, Class A, 2.48%, 10/15/26(1)	981	985,487
Series 2021-1A, Class A, 1.21%, 12/15/27(1)	17,612	17,630,765
Series 2021-1A, Class B, 1.84%, 12/15/27(1)	5,446	5,434,489
Upstart Securitization Trust, Series 2021-3, Class A, 0.83%, 7/20/31(1)	5,567	5,569,923
Vantage Data Centers Issuer, LLC:
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	5,699	5,891,687
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	10,045	10,004,935
VB-S1 Issuer, LLC, Series 2020-1A, Class C2, 3.031%, 6/15/50(1)	1,600	1,669,996
Vivint Solar Financing VII, LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	7,034	6,975,869
Security	Principal Amount (000's omitted)	Value
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	$708	$ 673,565
Series 2020-A, Class C, 6.657%, 3/15/45(1)	1,331	975,424
Total Asset-Backed Securities (identified cost $489,103,353)		$ 492,270,905

Collateralized Mortgage Obligations — 5.2%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2021-1A, Class M1A, 1.80%, (30-day average SOFR + 1.75%), 3/25/31(1)(2)	$2,395	$ 2,429,729
Series 2021-1A, Class M1B, 2.25%, (30-day average SOFR + 2.20%), 3/25/31(1)(2)	2,360	2,426,580
Series 2021-1A, Class M1C, 3.00%, (30-day average SOFR + 2.95%), 3/25/31(1)(2)	670	699,626
Series 2021-2A, Class M1A, 1.25%, (30-day average SOFR + 1.20%), 6/25/31(1)(2)	3,041	3,064,127
Series 2021-2A, Class M1B, 1.55%, (SOFR + 1.50%), 6/25/31(1)(2)	4,750	4,782,058
Series 2021-3A, Class A2, 1.05%, (30-day average SOFR + 1.00%), 9/25/31(1)(2)	5,245	5,277,156
Series 2021-3A, Class M1A, 1.05%, (30-day average SOFR + 1.00%), 9/25/31(1)(2)	4,000	4,013,308
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-DNA3, Class M2, 2.586%, (1 mo. USD LIBOR + 2.50%), 3/25/30(2)	2,144	2,198,780
Series 2018-DNA1, Class M2, 1.886%, (1 mo. USD LIBOR + 1.80%), 7/25/30(2)	7,798	7,869,787
Series 2018-DNA1, Class M2AT, 1.136%, (1 mo. USD LIBOR + 1.05%), 7/25/30(2)	5,031	5,017,800
Series 2019-DNA2, Class M2, 2.536%, (1 mo. USD LIBOR + 2.45%), 3/25/49(1)(2)	6,256	6,356,232
Series 2019-DNA3, Class M2, 2.136%, (1 mo. USD LIBOR + 2.05%), 7/25/49(1)(2)	6,052	6,132,560
Series 2019-DNA4, Class M2, 2.036%, (1 mo. USD LIBOR + 1.95%), 10/25/49(1)(2)	1,778	1,787,002
Series 2019-HQA1, Class M2, 2.436%, (1 mo. USD LIBOR +2.35%), 2/25/49(1)(2)	7,239	7,304,723
Series 2020-DNA4, Class M2, 3.836%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	1,555	1,572,768
Series 2020-DNA5, Class M2, 2.85%, (30-day average SOFR + 2.80%), 10/25/50(1)(2)	1,353	1,371,352
Series 2020-DNA6, Class M2, 2.05%, (30-day average SOFR + 2.00%), 12/25/50(1)(2)	3,810	3,846,364
Series 2021-DNA3, Class M1, 0.80%, (30-day average SOFR + 0.75%), 10/25/33(1)(2)	3,625	3,634,062
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C04, Class 1M2, 4.986%, (1 mo. USD LIBOR + 4.90%), 11/25/24(2)	4,936	5,144,495

8
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Connecticut Avenue Securities: (continued)
Series 2017-C06, Class 1M2, 2.736%, (1 mo. USD LIBOR + 2.65%), 2/25/30(2)	$1,013	$ 1,032,548
Series 2018-R07, Class 1M2, 2.486%, (1 mo. USD LIBOR + 2.40%), 4/25/31(1)(2)	2,558	2,571,981
Series 2019-R02, Class 1M2, 2.386%, (1 mo. USD LIBOR + 2.30%), 8/25/31(1)(2)	1,326	1,337,421
Series 2019-R05, Class 1M2, 2.086%, (1 mo. USD LIBOR + 2.00%), 7/25/39(1)(2)	183	183,823
FMC GMSR Issuer Trust, Series 2021-GT1, Class A, 3.62%, 7/25/26(1)	6,835	6,835,394
Home Re, Ltd.:
Series 2021-1, Class M1C, 2.386%, (1 mo. USD LIBOR + 2.30%), 7/25/33(1)(2)	3,645	3,640,422
Series 2021-1, Class M2, 2.936%, (1 mo. USD LIBOR + 2.85%), 7/25/33(1)(2)	3,500	3,517,496
Oaktown Re VI, Ltd., Series 2021-1A, Class M1A, 1.70%, (30-day average SOFR + 1.65%), 10/25/33(1)(2)	4,000	4,037,421
PRPM, Series 2021-RPL1, Class A1, 1.319%, 7/25/51(1)	4,310	4,310,572
RESIMAC Bastille Trust, Series 2018-1NCA, Class A1, 0.933%, (1 mo. USD LIBOR + 0.85%), 12/5/59(1)(2)	510	510,887
RESIMAC Premier Trust, Series 2020-1A, Class A1A, 1.133%, (1 mo. USD LIBOR + 1.05%), 2/7/52(1)(2)	3,359	3,380,559
Toorak Mortgage Corp., Ltd., Series 2020-1, Class A1, 2.734% to 1/25/23, 3/25/23(1)(3)	5,310	5,339,720
ZH Trust:
Series 2021-1, Class A, 2.253%, 2/18/27(1)	4,635	4,651,705
Series 2021-2, Class A, 2.349%, 10/17/27(1)(4)	7,006	7,040,624
Total Collateralized Mortgage Obligations (identified cost $122,651,375)		$ 123,319,082

Commercial Mortgage-Backed Securities — 7.7%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.843%, 11/5/32(1)(5)	$10,820	$ 10,695,244
Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(5)	6,285	6,058,286
BBCMS Mortgage Trust, Series 2017-DELC, Class A, 0.934%, (1 mo. USD LIBOR + 0.85%), 8/15/36(1)(2)	14,116	14,151,546
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 1.004%, (1 mo. USD LIBOR + 0.92%), 10/15/36(1)(2)	4,254	4,266,331
Series 2019-XL, Class B, 1.164%, (1 mo. USD LIBOR + 1.08%), 10/15/36(1)(2)	11,015	11,033,719
Series 2020-BXLP, Class A, 0.884%, (1 mo. USD LIBOR + 0.80%), 12/15/36(1)(2)	4,495	4,508,095
Series 2020-BXLP, Class B, 1.084%, (1 mo. USD LIBOR + 1.00%), 12/15/36(1)(2)	4,608	4,611,645
Security	Principal Amount (000's omitted)	Value
BX Commercial Mortgage Trust: (continued)
Series 2021-VOLT, Class B, 1.034%, (1 mo. USD LIBOR + 0.95%), 9/15/36(1)(2)	$10,284	$ 10,305,997
Series 2021-VOLT, Class C, 1.184%, (1 mo. USD LIBOR + 1.10%), 9/15/36(1)(2)	3,122	3,129,529
Series 2021-VOLT, Class D, 1.734%, (1 mo. USD LIBOR + 1.65%), 9/15/36(1)(2)	9,323	9,347,913
CGMS Commercial Mortgage Trust, Series 2017-MDRB, Class A, 1.184%, (1 mo. USD LIBOR + 1.10%), 7/15/30(1)(2)	1,117	1,112,971
CIM Retail Portfolio Trust, Series 2021-RETL, Class A, 1.484%, (1 mo. USD LIBOR + 1.40%), 8/15/36(1)(2)	6,865	6,892,945
CSMC, Series 2018-SITE, Class C, 4.941%, 4/15/36(1)(5)	5,000	5,180,299
Extended Stay America Trust:
Series 2021-ESH, Class B, 1.464%, (1 mo. USD LIBOR + 1.38%), 7/15/38(1)(2)	3,380	3,400,221
Series 2021-ESH, Class C, 1.784%, (1 mo. USD LIBOR + 1.70%), 7/15/38(1)(2)	6,117	6,171,667
Series 2021-ESH, Class D, 2.334%, (1 mo. USD LIBOR + 2.25%), 7/15/38(1)(2)	11,570	11,691,543
Federal National Mortgage Association, Series 2018-M4, Class A2, 3.161%, 3/25/28(5)	6,143	6,720,560
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M7, 1.786%, (1 mo. USD LIBOR + 1.70%), 10/15/49(1)(2)	221	221,463
Series 2019-01, Class M10, 3.336%, (1 mo. USD LIBOR + 3.25%), 10/15/49(1)(2)	1,975	1,997,771
Series 2020-01, Class M10, 3.836%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(2)	3,545	3,686,686
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 1.234%, (1 mo. USD LIBOR + 1.15%), 5/15/38(1)(2)	17,000	17,051,264
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	4,200	1,278,900
Series 2014-DSTY, Class C, 3.931%, 6/10/27(1)(5)	1,920	342,720
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 0.784%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)(2)(6)	2,126	2,126,674
Series 2017-CLS, Class B, 0.934%, (1 mo. USD LIBOR + 0.85%), 11/15/34(1)(2)(6)	5,940	5,942,149
Series 2017-CLS, Class C, 1.084%, (1 mo. USD LIBOR + 1.00%), 11/15/34(1)(2)(6)	5,755	5,759,059
Series 2019-BPR, Class A, 1.484%, (1 mo. USD LIBOR + 1.40%), 5/15/36(1)(2)(6)	14,831	14,709,964
Motel Trust:
Series 2021-MTL6, Class A, 0.984%, (1 mo. USD LIBOR + 0.90%), 9/15/38(1)(2)	5,098	5,113,456
Series 2021-MTL6, Class B, 1.284%, (1 mo. USD LIBOR + 1.20%), 9/15/38(1)(2)	3,119	3,127,201
Series 2021-MTL6, Class C, 1.584%, (1 mo. USD LIBOR + 1.50%), 9/15/38(1)(2)	831	833,299

9
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Motel Trust: (continued)
Series 2021-MTL6, Class D, 2.19%, (1 mo. USD LIBOR + 2.10%), 9/15/38(1)(2)	$1,012	$ 1,015,372
Total Commercial Mortgage-Backed Securities (identified cost $186,703,684)		$ 182,484,489

Corporate Bonds — 53.3%

Security	Principal Amount (000's omitted)	Value
Communications — 4.1%
AT&T, Inc.:
2.25%, 2/1/32	$8,300	$ 8,088,132
2.30%, 6/1/27	15,948	16,518,351
2.75%, 6/1/31	6,307	6,481,116
CCO Holdings, LLC/CCO Holdings Capital Corp.:
5.00%, 2/1/28(1)	1,683	1,758,987
5.125%, 5/1/27(1)	10,390	10,832,198
Nokia Oyj, 4.375%, 6/12/27	11,289	12,403,789
T-Mobile USA, Inc.:
2.05%, 2/15/28	3,100	3,126,703
2.25%, 2/15/26	4,389	4,443,863
2.25%, 2/15/26(1)	3,808	3,855,600
2.55%, 2/15/31	5,000	5,021,087
2.625%, 4/15/26	3,554	3,638,408
Verizon Communication, Inc., 2.10%, 3/22/28	14,400	14,628,823
Ziggo B.V., 5.50%, 1/15/27(1)	5,970	6,178,950
		$ 96,976,007
Consumer, Cyclical — 4.3%
7-Eleven, Inc., 0.80%, 2/10/24(1)	$4,703	$ 4,702,333
American Airlines Pass-Through Trust:
4.40%, 9/22/23	463	456,879
5.25%, 1/15/24	1,917	1,895,284
American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26(1)	6,637	6,985,442
Brunswick Corp., 0.85%, 8/18/24	4,878	4,879,028
Delta Air Lines, Inc., 3.625%, 3/15/22	3,300	3,329,440
Delta Air Lines, Inc./SkyMiles IP, Ltd.:
4.50%, 10/20/25(1)	8,526	9,125,334
4.75%, 10/20/28(1)	10,953	12,219,363
Ford Motor Credit Co., LLC:
0.999%, (3 mo. USD LIBOR + 0.88%), 10/12/21(2)	4,509	4,509,032
1.198%, (3 mo. USD LIBOR + 1.08%), 8/3/22(2)	9,356	9,328,892
2.979%, 8/3/22	11,297	11,434,372
3.087%, 1/9/23	2,516	2,556,130
Security	Principal Amount (000's omitted)	Value
Consumer, Cyclical (continued)
Ford Motor Credit Co., LLC: (continued)
3.278%, (3 mo. USD LIBOR + 3.14%), 1/7/22(2)	$8,000	$ 8,035,359
4.14%, 2/15/23	1,530	1,570,469
Hyatt Hotels Corp.:
(SOFR + 1.05%), 10/1/23(2)(4)	3,755	3,760,444
1.80%, 10/1/24(4)	1,919	1,923,343
Macy's Retail Holdings, LLC:
2.875%, 2/15/23	3,476	3,532,485
3.625%, 6/1/24	3,140	3,247,467
Nordstrom, Inc.:
2.30%, 4/8/24	3,428	3,428,523
4.00%, 3/15/27(7)	3,500	3,619,458
		$ 100,539,077
Consumer, Non-cyclical — 4.8%
Ashtead Capital, Inc.:
4.00%, 5/1/28(1)	$8,545	$ 9,084,030
4.25%, 11/1/29(1)	3,000	3,296,222
Block Financial, LLC:
2.50%, 7/15/28	8,500	8,627,692
3.875%, 8/15/30	3,743	4,073,254
Centene Corp.:
2.50%, 3/1/31	5,111	5,047,112
4.25%, 12/15/27	15,882	16,642,748
Coca-Cola Europacific Partners PLC:
0.50%, 5/5/23(1)	8,833	8,826,058
0.80%, 5/3/24(1)	5,000	4,985,698
1.50%, 1/15/27(1)	3,742	3,716,971
CVS Health Corp., 1.30%, 8/21/27	12,499	12,312,029
CVS Pass-Through Trust, 6.036%, 12/10/28	1,096	1,280,337
Hikma Finance USA, LLC, 3.25%, 7/9/25(8)	7,304	7,630,248
Keurig Dr Pepper, Inc., 0.75%, 3/15/24	6,166	6,171,241
Kraft Heinz Foods Co., 3.875%, 5/15/27	15,000	16,387,386
Smithfield Foods, Inc., 2.625%, 9/13/31(1)	4,498	4,377,440
		$ 112,458,466
Energy — 0.8%
NuStar Logistics, L.P.:
4.75%, 2/1/22(7)	$3,500	$ 3,519,075
5.75%, 10/1/25	4,828	5,208,205
TerraForm Power Operating, LLC, 4.25%, 1/31/23(1)	10,500	10,807,440
		$ 19,534,720
Financial — 27.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
1.75%, 1/30/26(7)	$3,000	$ 2,970,798

10
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Financial (continued)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust: (continued)
4.125%, 7/3/23	$6,055	$ 6,371,500
4.50%, 9/15/23	5,591	5,958,601
4.625%, 10/15/27(7)	3,019	3,368,788
6.50%, 7/15/25	2,768	3,210,683
Aflac, Inc., 1.125%, 3/15/26(7)	7,000	7,001,048
Air Lease Corp., 2.875%, 1/15/26	6,823	7,132,651
Alliance Data Systems Corp., 4.75%, 12/15/24(1)	8,614	8,833,727
American Assets Trust, L.P., 3.375%, 2/1/31	4,301	4,460,754
Ameriprise Financial, Inc., 3.00%, 4/2/25	4,382	4,657,184
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(9)	6,350	6,603,383
Banco do Brasil S.A., 3.25%, 9/30/26(1)	17,550	17,563,162
Banco Santander S.A.:
1.722% to 9/14/26, 9/14/27(9)	5,000	4,979,442
2.746%, 5/28/25	5,000	5,246,772
3.848%, 4/12/23	5,200	5,462,142
Bank of America Corp.:
0.981% to 9/25/24, 9/25/25(9)	3,787	3,793,088
1.197% to 10/24/25, 10/24/26(9)	6,362	6,316,635
1.319% to 6/19/25, 6/19/26(9)	24,600	24,603,088
1.658% to 3/11/26, 3/11/27(9)	7,000	7,042,852
1.734% to 7/22/26, 7/22/27(9)	13,829	13,895,085
2.456% to 10/22/24, 10/22/25(9)	18,878	19,724,592
Bank of Nova Scotia (The):
0.70%, 4/15/24	10,000	10,002,925
2.375%, 1/18/23	12,241	12,573,002
BBVA Bancomer S.A./Texas, 1.875%, 9/18/25(1)	6,660	6,704,622
BNP Paribas S.A.:
1.904% to 9/30/27, 9/30/28(1)(9)	8,425	8,391,133
4.375%, 9/28/25(1)	3,000	3,292,705
Capital One Financial Corp., 3.75%, 7/28/26	10,522	11,557,181
Charles Schwab Corp. (The), 0.75%, 3/18/24	7,000	7,034,823
CI Financial Corp., 3.20%, 12/17/30	3,788	3,935,277
Citigroup, Inc.:
0.72%, (SOFR + 0.67%), 5/1/25(2)	10,382	10,481,502
0.776% to 10/30/23, 10/30/24(9)	17,150	17,219,016
1.678% to 5/15/23, 5/15/24(9)	13,582	13,850,440
4.00% to 12/10/25(9)(10)	5,060	5,255,822
Credit Agricole S.A., 1.247% to 1/26/26, 1/26/27(1)(9)	10,700	10,552,970
Danske Bank A/S:
1.171% to 12/8/22, 12/8/23(1)(9)	8,500	8,542,292
1.226%, 6/22/24(1)	5,573	5,629,769
1.621% to 9/11/25, 9/11/26(1)(9)	4,647	4,649,458
Discover Bank, 4.682% to 8/9/23, 8/9/28(9)	13,250	14,099,641
Security	Principal Amount (000's omitted)	Value
Financial (continued)
DNB Bank ASA, 1.535% to 5/25/26, 5/25/27(1)(9)	$5,000	$ 5,004,526
Enact Holdings, Inc., 6.50%, 8/15/25(1)	15,850	17,324,367
EPR Properties, 4.50%, 6/1/27	10,800	11,733,117
Goldman Sachs Group, Inc. (The):
0.63%, (SOFR + 0.58%), 3/8/24(2)	14,197	14,231,131
2.905% to 7/24/22, 7/24/23(9)	5,484	5,590,390
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)	5,114	5,197,102
6.00%, 4/15/25(1)	5,066	5,300,302
HSBC Holdings PLC, 0.732% to 8/17/23, 8/17/24(9)	7,824	7,831,557
ING Groep NV, 1.726% to 4/1/26, 4/1/27(9)	5,000	5,030,596
Iron Mountain, Inc.:
4.50%, 2/15/31(1)	4,394	4,462,327
5.00%, 7/15/28(1)	6,011	6,272,779
JPMorgan Chase & Co.:
0.63%, (SOFR + 0.58%), 3/16/24(2)	6,597	6,622,402
1.04% to 2/4/26, 2/4/27(9)	25,000	24,536,895
1.47% to 9/22/26, 9/22/27(9)	11,468	11,399,293
1.578% to 4/22/26, 4/22/27(9)	9,000	9,023,719
2.956% to 5/13/30, 5/13/31(9)	8,939	9,304,951
Lloyds Banking Group PLC:
0.695% to 5/11/23, 5/11/24(9)	4,000	4,011,361
2.438% to 2/5/25, 2/5/26(9)	4,905	5,090,776
Macquarie Bank, Ltd.:
3.052% to 3/3/31, 3/3/36(1)(9)	3,327	3,296,916
3.624%, 6/3/30(1)	3,984	4,185,069
National Bank of Canada, 0.55% to 11/15/23, 11/15/24(9)	8,148	8,133,766
Nationwide Building Society, 0.55%, 1/22/24(1)	8,809	8,780,449
Newmark Group, Inc., 6.125%, 11/15/23	10,113	10,954,907
OneMain Finance Corp., 3.50%, 1/15/27	3,724	3,730,331
PNC Financial Services Group, Inc. (The), 2.20%, 11/1/24	12,479	13,080,009
Radian Group, Inc.:
4.875%, 3/15/27	4,214	4,600,951
6.625%, 3/15/25	5,610	6,269,175
Santander UK Group Holdings PLC, 1.532% to 8/21/25, 8/21/26(9)	5,400	5,391,359
Societe Generale S.A., 1.488% to 12/14/25, 12/14/26(1)(9)	13,600	13,453,857
Standard Chartered PLC:
1.214% to 3/23/24, 3/23/25(1)(9)	1,970	1,973,868
1.319% to 10/14/22, 10/14/23(1)(9)	7,275	7,322,057
1.456% to 1/14/26, 1/14/27(1)(9)	3,503	3,450,544
State Street Corp., 2.901% to 3/30/25, 3/30/26(9)	3,000	3,184,271
Sun Communities Operating, L.P., 2.30%, 11/1/28(4)	2,227	2,232,509
Synovus Bank/Columbus, GA:
2.289% to 2/10/22, 2/10/23(9)	16,130	16,202,536

11
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Financial (continued)
Synovus Bank/Columbus, GA: (continued)
4.00% to 10/29/25, 10/29/30(9)	$2,946	$ 3,087,684
Synovus Financial Corp., 3.125%, 11/1/22	5,545	5,671,787
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(9)	3,909	4,069,149
Truist Financial Corp.:
1.125%, 8/3/27(7)	8,238	8,057,771
1.267% to 3/2/26, 3/2/27(9)	7,843	7,818,760
UBS AG, 1.25%, 6/1/26(1)	5,143	5,119,533
UBS Group AG, 1.494%, 8/10/27(1)	10,000	9,890,330
UniCredit SpA, 2.569% to 9/22/25, 9/22/26(1)(7)(9)	8,524	8,670,515
		$ 649,564,247
Government - Multinational — 3.7%
European Bank for Reconstruction & Development, 1.50%, 2/13/25	$11,400	$ 11,714,741
European Investment Bank:
2.125%, 4/13/26(7)	15,000	15,819,906
2.375%, 5/24/27	19,314	20,645,237
Inter-American Development Bank, 0.875%, 4/3/25	11,616	11,682,037
International Bank for Reconstruction & Development:
0.18%, (SOFR + 0.13%), 1/13/23(2)	8,579	8,585,693
0.875%, 7/15/26	20,000	19,873,196
		$ 88,320,810
Government - Regional — 0.4%
Kommuninvest I Sverige AB, 0.375%, 6/19/24(1)	$10,395	$ 10,354,047
		$ 10,354,047
Industrial — 3.5%
Flowserve Corp.:
3.50%, 10/1/30	$2,073	$ 2,167,087
4.00%, 11/15/23	3,003	3,186,193
Hexcel Corp.:
4.20%, 2/15/27(7)	3,205	3,504,000
4.95%, 8/15/25	2,641	2,927,292
Jabil, Inc.:
3.00%, 1/15/31	13,955	14,328,961
4.70%, 9/15/22	7,391	7,686,610
nVent Finance S.a.r.l.:
3.95%, 4/15/23	7,836	8,156,682
4.55%, 4/15/28	2,000	2,196,694
SMBC Aviation Capital Finance DAC, 3.55%, 4/15/24(1)	3,800	4,025,428
SYNNEX Corp.:
1.25%, 8/9/24(1)	12,222	12,227,318
1.75%, 8/9/26(1)	8,000	7,919,101
Security	Principal Amount (000's omitted)	Value
Industrial (continued)
Teledyne Technologics, Inc., 0.95%, 4/1/24	$14,000	$ 14,025,531
		$ 82,350,897
Technology — 2.0%
Apple, Inc., 0.55%, 8/20/25	$8,300	$ 8,178,097
DXC Technology Co.:
1.80%, 9/15/26	7,500	7,493,501
2.375%, 9/15/28	4,763	4,709,452
Seagate HDD Cayman:
3.375%, 7/15/31(1)	5,000	4,881,250
4.091%, 6/1/29(1)	3,000	3,157,500
4.091%, 6/1/29	3,210	3,376,005
4.875%, 3/1/24	2,851	3,075,516
VMware, Inc., 1.40%, 8/15/26	3,000	2,987,871
Western Digital Corp., 4.75%, 2/15/26(7)	8,878	9,843,660
		$ 47,702,852
Utilities — 2.3%
AES Corp. (The):
1.375%, 1/15/26	$7,000	$ 6,912,691
2.45%, 1/15/31	4,889	4,828,207
Avangrid, Inc., 3.15%, 12/1/24	7,692	8,202,950
Clearway Energy Operating, LLC, 5.00%, 9/15/26	4,000	4,107,700
Consolidated Edison, Inc., 0.65%, 12/1/23	7,150	7,143,711
Enel Finance International NV:
1.375%, 7/12/26(1)	3,238	3,221,116
2.65%, 9/10/24(1)	10,529	11,035,771
NextEra Energy Operating Partners, L.P.:
4.25%, 7/15/24(1)	2,281	2,417,860
4.25%, 9/15/24(1)	779	824,688
4.50%, 9/15/27(1)	3,068	3,304,190
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	3,163	3,301,381
		$ 55,300,265
Total Corporate Bonds (identified cost $1,248,799,087)		$1,263,101,388

12
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Schedule of Investments — continued

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(11)(12)	$4,000	$ 3,931,320
Total High Social Impact Investments (identified cost $4,000,000)		$ 3,931,320

Preferred Stocks — 0.4%

Security	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
AGNC Investment Corp., Series C, 7.00% to 10/15/22(9)	150,000	$ 3,931,500
		$ 3,931,500
Wireless Telecommunication Services — 0.2%
United States Cellular Corp., 5.50%	186,400	$ 4,928,416
		$ 4,928,416
Total Preferred Stocks (identified cost $8,455,603)		$ 8,859,916

Senior Floating-Rate Loans — 4.5%(13)

Borrower/Description	Principal Amount (000's omitted)	Value
Automotive — 0.2%
Clarios Global, L.P., Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 4/30/26	$5,086	$ 5,068,904
		$ 5,068,904
Building and Development — 0.3%
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 8/21/25	$6,745	$ 6,696,630
		$ 6,696,630
Cable and Satellite Television — 0.8%
CSC Holdings, LLC, Term Loan, 2.334%, (1 mo. USD LIBOR + 2.25%), 7/17/25	$4,987	$ 4,929,320
UPC Financing Partnership, Term Loan, 3.084%, (1 mo. USD LIBOR + 3.00%), 1/31/29	6,775	6,767,940
Virgin Media Bristol, LLC, Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 1/31/29	6,800	6,811,336
		$ 18,508,596
Borrower/Description	Principal Amount (000's omitted)	Value
Drugs — 0.2%
PPD, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 1/13/28	$5,154	$ 5,151,843
		$ 5,151,843
Electronics/Electrical — 1.1%
Banff Merger Sub, Inc., Term Loan, 3.882%, (3 mo. USD LIBOR + 3.75%), 10/2/25	$5,760	$ 5,734,413
Hyland Software, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24	3,527	3,536,458
Informatica, LLC, Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 2/25/27	3,474	3,466,170
MA FinanceCo., LLC, Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 6/21/24	269	267,376
Seattle Spinco, Inc., Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 6/21/24	1,819	1,805,654
SS&C European Holdings S.a.r.l., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 4/16/25	406	402,537
SS&C Technologies, Inc., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 4/16/25	536	531,580
Ultimate Software Group, Inc. (The), Term Loan, 3.834%, (1 mo. USD LIBOR + 3.75%), 5/4/26	5,694	5,713,505
VS Buyer, LLC, Term Loan, 3.084%, (1 mo. USD LIBOR + 3.00%), 2/28/27	5,762	5,753,292
		$ 27,210,985
Equipment Leasing — 0.1%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25	$1,778	$ 1,772,564
		$ 1,772,564
Health Care — 0.8%
Change Healthcare Holdings, LLC, Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), 3/1/24(14)	$4,242	$ 4,242,194
ICON Luxembourg S.a.r.l.:
Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/3/28	6,149	6,176,958
Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/3/28	1,532	1,538,993
Ortho-Clinical Diagnostics S.A., Term Loan, 3.083%, (1 mo. USD LIBOR + 3.00%), 6/30/25	6,700	6,701,253
		$ 18,659,398
Insurance — 0.3%
Asurion, LLC:
Term Loan, 3.209%, (1 mo. USD LIBOR + 3.125%), 11/3/23	$3,179	$ 3,166,525
Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 12/23/26	1,747	1,722,963

13
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Insurance (continued)
USI, Inc., Term Loan, 3.132%, (3 mo. USD LIBOR + 3.00%), 5/16/24	$1,549	$ 1,540,569
		$ 6,430,057
Leisure Goods/Activities/Movies — 0.2%
Bombardier Recreational Products, Inc., Term Loan, 2.084%, (1 mo. USD LIBOR + 2.00%), 5/24/27	$739	$ 734,137
Delta 2 (LUX) S.a.r.l., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/1/24	4,500	4,495,779
		$ 5,229,916
Telecommunications — 0.5%
CenturyLink, Inc., Term Loan, 2.334%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$6,671	$ 6,605,946
Level 3 Financing, Inc., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 3/1/27	776	767,472
Ziggo Financing Partnership, Term Loan, 2.584%, (1 mo. USD LIBOR + 2.50%), 4/30/28	4,872	4,838,505
		$ 12,211,923
Total Senior Floating-Rate Loans (identified cost $106,992,226)		$ 106,940,816

Sovereign Government Bonds — 0.7%

Security	Principal Amount (000's omitted)	Value
Kommunalbanken AS, 2.125%, 2/11/25(1)	$5,000	$ 5,234,725
Kreditanstalt fuer Wiederaufbau, 2.00%, 9/29/22	5,000	5,092,486
Nederlandse Waterschapsbank NV, 2.375%, 3/24/26(1)	7,000	7,428,954
Total Sovereign Government Bonds (identified cost $17,845,091)		$ 17,756,165

Taxable Municipal Obligations — 0.8%

Security	Principal Amount (000's omitted)	Value
Special Tax Revenue — 0.4%
California Health Facilities Financing Authority, (No Place Like Home Program):
1.97%, 6/1/23	$2,000	$ 2,052,980
2.02%, 6/1/24	2,500	2,590,125
2.211%, 6/1/25	4,450	4,657,103
		$ 9,300,208
Security	Principal Amount (000's omitted)	Value
Water and Sewer — 0.4%
Narragansett Bay Commission, RI, Wastewater System Revenue, Green Bonds, 1.597%, 9/1/25	$2,350	$ 2,397,822
San Diego County Water Authority, CA, Green Bonds, Series A, 0.743%, 5/1/25	1,500	1,495,185
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds:
1.864%, 11/1/21	3,740	3,744,825
1.949%, 11/1/22	675	687,535
1.982%, 11/1/23	700	721,161
2.082%, 11/1/24	500	519,530
		$ 9,566,058
Total Taxable Municipal Obligations (identified cost $18,415,000)		$ 18,866,266

U.S. Treasury Obligations — 5.2%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes:
0.125%, 9/30/22	$15,526	$ 15,531,626
0.125%, 11/30/22	15,196	15,196,594
0.125%, 5/31/23	8,600	8,586,898
0.125%, 6/30/23	14,311	14,287,521
0.125%, 7/31/23	14,844	14,813,558
0.125%, 8/31/23	14,419	14,381,826
0.25%, 4/15/23	14,854	14,867,635
0.25%, 9/30/23	14,462	14,451,549
0.25%, 5/15/24	11,479	11,424,744
Total U.S. Treasury Obligations (identified cost $123,581,341)		$ 123,541,951

14
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Schedule of Investments — continued

Short-Term Investments — 2.0%
Affiliated Fund — 1.2%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(15)	29,668,096	$ 29,671,063
Total Affiliated Fund (identified cost $29,668,096)		$ 29,671,063
Securities Lending Collateral — 0.8%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(16)	18,162,513	$ 18,162,513
Total Securities Lending Collateral (identified cost $18,162,513)		$ 18,162,513
Total Short-Term Investments (identified cost $47,830,609)		$ 47,833,576
Total Investments — 100.8% (identified cost $2,374,377,369)		$2,388,905,874
Other Assets, Less Liabilities — (0.8)%		$ (19,192,178)
Net Assets — 100.0%		$ 2,369,713,696

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2021, the aggregate value of these securities is $1,140,643,663 or 48.1% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2021.
(3)	Step coupon security. Interest rate represents the rate in effect at September 30, 2021.
(4)	When-issued security.
(5)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2021.
(6)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 8).
(7)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $24,556,231.
(8)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2021, the aggregate value of these securities is $7,630,248 or 0.3% of the Fund's net assets.
(9)	Security converts to variable rate after the indicated fixed-rate coupon period.
(10)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(11)	May be deemed to be an affiliated company (see Note 8).
(12)	Restricted security. Total market value of restricted securities amounts to $3,931,320, which represents 0.2% of the net assets of the Fund as of September 30, 2021.
(13)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(14)	The stated interest rate represents the weighted average interest rate at September 30, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(15)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(16)	Represents investment of cash collateral received in connection with securities lending.

15
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	103	Long	12/31/21	$ 22,665,633	$ (13,047)
U.S. 5-Year Treasury Note	(428)	Short	12/31/21	(52,533,657)	313,373
U.S. 10-Year Treasury Note	(483)	Short	12/21/21	(63,567,328)	685,886
U.S. Ultra 10-Year Treasury Note	(1,010)	Short	12/21/21	(146,702,500)	2,219,940
					$3,206,152
Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$4,000,000

Abbreviations:
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate

Currency Abbreviations:
USD	– United States Dollar
16
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Statement of Assets and Liabilities

September 30, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $2,312,051,848) - including $24,556,231 of securities on loan	$ 2,326,765,645
Investments in securities of affiliated issuers, at value (identified cost $62,325,521)	62,140,229
Cash	5,585,051
Deposits at broker for futures contracts	3,509,000
Receivable for investments sold	65,105,422
Receivable for capital shares sold	9,198,702
Dividends and interest receivable	8,750,173
Dividends and interest receivable - affiliated	66,341
Securities lending income receivable	2,373
Tax reclaims receivable	1,423
Trustees' deferred compensation plan	1,210,894
Total assets	$2,482,335,253
Liabilities
Payable for variation margin on open futures contracts	$ 274,299
Payable for investments purchased	72,926,971
Payable for when-issued securities	14,902,695
Payable for capital shares redeemed	3,327,347
Distributions payable	485,022
Deposits for securities loaned	18,162,513
Payable to affiliates:
Investment advisory fee	532,299
Administrative fee	230,931
Distribution and service fees	81,008
Sub-transfer agency fee	10,587
Trustees' deferred compensation plan	1,210,894
Other	11,811
Accrued expenses	465,180
Total liabilities	$ 112,621,557
Net Assets	$2,369,713,696
Sources of Net Assets
Paid-in capital	$ 2,340,993,212
Distributable earnings	28,720,484
Total	$2,369,713,696
Class A Shares
Net Assets	$ 301,928,841
Shares Outstanding	18,336,498
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.47
Maximum Offering Price Per Share (100 ÷ 97.25 of net asset value per share)	$ 16.94
Class C Shares
Net Assets	$ 22,934,745
Shares Outstanding	1,398,213
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 16.40
17
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Statement of Assets and Liabilities — continued

September 30, 2021
Class I Shares
Net Assets	$1,928,346,921
Shares Outstanding	116,324,309
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.58
Class R6 Shares
Net Assets	$ 116,503,189
Shares Outstanding	7,028,671
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.58

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
18
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Statement of Operations

Year Ended
September 30, 2021
Investment Income
Dividend income	$ 410,131
Dividend income - affiliated issuers	59,748
Interest and other income (net of foreign taxes withheld of $237)	44,551,966
Interest income - affiliated issuers	248,382
Securities lending income, net	26,943
Total investment income	$45,297,170
Expenses
Investment advisory fee	$ 5,404,850
Administrative fee	2,342,116
Distribution and service fees:
Class A	717,071
Class C	261,940
Trustees' fees and expenses	104,236
Custodian fees	46,501
Transfer agency fees and expenses	1,249,149
Accounting fees	388,656
Professional fees	68,187
Registration fees	162,245
Reports to shareholders	76,510
Miscellaneous	64,990
Total expenses	$10,886,451
Net investment income	$34,410,719
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 13,998,364
Investment securities - affiliated issuers	(5,580)
Futures contracts	3,863,221
Net realized gain	$17,856,005
Change in unrealized appreciation (depreciation):
Investment securities	$ 16,721,889
Investment securities - affiliated issuers	209,190
Futures contracts	3,552,328
Net change in unrealized appreciation (depreciation)	$20,483,407
Net realized and unrealized gain	$38,339,412
Net increase in net assets from operations	$72,750,131
19
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Statements of Changes in Net Assets

	Year Ended September 30,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 34,410,719	$ 39,618,813
Net realized gain	17,856,005	18,911,051
Net change in unrealized appreciation (depreciation)	20,483,407	(18,627,156)
Net increase in net assets from operations	$ 72,750,131	$ 39,902,708
Distributions to shareholders:
Class A	$ (6,246,566)	$ (5,795,454)
Class C	(396,137)	(632,771)
Class I	(37,460,923)	(33,765,920)
Class R6	(1,483,505)	(823,433)
Total distributions to shareholders	$ (45,587,131)	$ (41,017,578)
Capital share transactions:
Class A	$ 30,938,192	$ 14,929,167
Class C	(9,646,089)	(16,172,341)
Class I	556,748,981	53,070,141
Class R6	75,735,297	15,500,381
Net increase in net assets from capital share transactions	$ 653,776,381	$ 67,327,348
Net increase in net assets	$ 680,939,381	$ 66,212,478
Net Assets
At beginning of year	$ 1,688,774,315	$ 1,622,561,837
At end of year	$2,369,713,696	$1,688,774,315
20
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Financial Highlights

	Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 16.21	$ 16.13	$ 15.83	$ 16.11	$ 16.18
Income (Loss) From Operations
Net investment income(1)	$ 0.26	$ 0.35	$ 0.45	$ 0.37	$ 0.30
Net realized and unrealized gain (loss)	0.36	0.09	0.32	(0.28)	(0.07)
Total income from operations	$ 0.62	$ 0.44	$ 0.77	$ 0.09	$ 0.23
Less Distributions
From net investment income	$ (0.27)	$ (0.36)	$ (0.47)	$ (0.37)	$ (0.30)
From net realized gain	(0.09)	—	—	—	—
Total distributions	$ (0.36)	$ (0.36)	$ (0.47)	$ (0.37)	$ (0.30)
Net asset value — End of year	$ 16.47	$ 16.21	$ 16.13	$ 15.83	$ 16.11
Total Return(2)	3.87%	2.80%	4.94%	0.59%	1.43%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$301,929	$266,758	$251,080	$258,528	$337,692
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.76%	0.77%	0.81%	0.84%	0.94%
Net expenses	0.76%	0.76%	0.79%	0.84%	0.89%
Net investment income	1.57%	2.18%	2.80%	2.29%	1.87%
Portfolio Turnover	89% (4)	91% (4)	68%	80%	94%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the effect of To-Be-Announced (TBA) transactions.
21
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 16.15	$ 16.07	$ 15.77	$ 16.05	$ 16.12
Income (Loss) From Operations
Net investment income(1)	$ 0.14	$ 0.23	$ 0.33	$ 0.25	$ 0.18
Net realized and unrealized gain (loss)	0.35	0.09	0.32	(0.28)	(0.08)
Total income (loss) from operations	$ 0.49	$ 0.32	$ 0.65	$ (0.03)	$ 0.10
Less Distributions
From net investment income	$ (0.15)	$ (0.24)	$ (0.35)	$ (0.25)	$ (0.17)
From net realized gain	(0.09)	—	—	—	—
Total distributions	$ (0.24)	$ (0.24)	$ (0.35)	$ (0.25)	$ (0.17)
Net asset value — End of year	$ 16.40	$ 16.15	$ 16.07	$ 15.77	$ 16.05
Total Return(2)	3.04%	2.03%	4.16%	(0.16)%	0.66%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,935	$32,087	$48,326	$78,228	$100,333
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.51%	1.52%	1.57%	1.59%	1.65%
Net expenses	1.51%	1.51%	1.55%	1.59%	1.65%
Net investment income	0.85%	1.46%	2.06%	1.55%	1.11%
Portfolio Turnover	89% (4)	91% (4)	68%	80%	94%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the effect of To-Be-Announced (TBA) transactions.
22
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 16.32	$ 16.24	$ 15.93	$ 16.20	$ 16.27
Income (Loss) From Operations
Net investment income(1)	$ 0.30	$ 0.39	$ 0.49	$ 0.43	$ 0.36
Net realized and unrealized gain (loss)	0.37	0.10	0.33	(0.29)	(0.07)
Total income from operations	$ 0.67	$ 0.49	$ 0.82	$ 0.14	$ 0.29
Less Distributions
From net investment income	$ (0.32)	$ (0.41)	$ (0.51)	$ (0.41)	$ (0.36)
From net realized gain	(0.09)	—	—	—	—
Total distributions	$ (0.41)	$ (0.41)	$ (0.51)	$ (0.41)	$ (0.36)
Net asset value — End of year	$ 16.58	$ 16.32	$ 16.24	$ 15.93	$ 16.20
Total Return(2)	4.11%	3.05%	5.24%	0.91%	1.82%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,928,347	$1,349,828	$1,298,581	$1,043,989	$359,176
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.51%	0.52%	0.56%	0.59%	0.53%
Net expenses	0.51%	0.51%	0.51%	0.52%	0.51%
Net investment income	1.81%	2.43%	3.06%	2.69%	2.23%
Portfolio Turnover	89% (4)	91% (4)	68%	80%	94%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the effect of To-Be-Announced (TBA) transactions.
23
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Financial Highlights — continued

	Class R6
	Year Ended September 30,		Period Ended September 30,
	2021	2020	2019 (1)
Net asset value — Beginning of period	$ 16.32	$ 16.24	$ 15.90
Income (Loss) From Operations
Net investment income(2)	$ 0.30	$ 0.40	$ 0.33
Net realized and unrealized gain	0.37	0.09	0.34
Total income from operations	$ 0.67	$ 0.49	$ 0.67
Less Distributions
From net investment income	$ (0.32)	$ (0.41)	$ (0.33)
From net realized gain	(0.09)	—	—
Total distributions	$ (0.41)	$ (0.41)	$ (0.33)
Net asset value — End of period	$ 16.58	$ 16.32	$ 16.24
Total Return(3)	4.17%	3.10%	4.25% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$116,503	$40,102	$24,575
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.45%	0.46%	0.49% (6)
Net expenses	0.45%	0.46%	0.46% (6)
Net investment income	1.84%	2.46%	3.11% (6)
Portfolio Turnover	89% (7)	91% (7)	68% (8)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes the effect of To-Be-Announced (TBA) transactions.
(8)	For the year ended September 30, 2019.
24
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Short Duration Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income- producing securities. The Fund invests primarily in investment grade, U.S. dollar denominated debt securities.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.50% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
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Short Duration Income Fund
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Notes to Financial Statements — continued

Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 492,270,905	$ —	$ 492,270,905
Collateralized Mortgage Obligations	—	123,319,082	—	123,319,082
Commercial Mortgage-Backed Securities	—	182,484,489	—	182,484,489
Corporate Bonds	—	1,263,101,388	—	1,263,101,388
High Social Impact Investments	—	3,931,320	—	3,931,320
Preferred Stocks	8,859,916	—	—	8,859,916
Senior Floating-Rate Loans	—	106,940,816	—	106,940,816
Sovereign Government Bonds	—	17,756,165	—	17,756,165
Taxable Municipal Obligations	—	18,866,266	—	18,866,266
U.S. Treasury Obligations	—	123,541,951	—	123,541,951
Short-Term Investments:
Affiliated Fund	—	29,671,063	—	29,671,063
Securities Lending Collateral	18,162,513	—	—	18,162,513
Total Investments	$27,022,429	$2,361,883,445	$ —	$2,388,905,874
Futures Contracts	$ 3,219,199	$ —	$ —	$ 3,219,199
Total	$30,241,628	$2,361,883,445	$ —	$2,392,125,073
Liability Description
Futures Contracts	$ (13,047)	$ —	$ —	$ (13,047)
Total	$ (13,047)	$ —	$ —	$ (13,047)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
26

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Short Duration Income Fund
September 30, 2021
Notes to Financial Statements — continued

C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
K  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery,
27

Calvert
Short Duration Income Fund
September 30, 2021
Notes to Financial Statements — continued

when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. The Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of the Fund's average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to and including $750 million	0.28%
Over $750 million	0.275%
For the year ended September 30, 2021, the investment advisory fee amounted to $5,404,850 or 0.28% of the Fund's average daily net assets. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.76%, 1.51%, 0.51% and 0.46% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R6, respectively. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2022. For the year ended September 30, 2021, no expenses were waived or reimbursed by CRM.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2021, CRM was paid administrative fees of $2,342,116.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2021 amounted to $717,071 and $261,940 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $40,151 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2021. The Fund was also informed that EVD received $39,538 and $7,534 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of CRM and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through September 30, 2021 in the amount of $450.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $66,365 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 ($20,000 prior to January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the
28

Calvert
Short Duration Income Fund
September 30, 2021
Notes to Financial Statements — continued

Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, was borne by the Calvert funds. For the year ended September 30, 2021, the Fund’s allocated portion of the Advisory Council compensation and fees was $1,365, which is included in miscellaneous expense on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2021, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $1,654,563,964 and $1,052,074,582, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $690,475,275 and $636,461,754, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:
	Year Ended September 30,
	2021	2020
Ordinary income	$38,014,211	$41,017,578
Long-term capital gains	$ 7,572,920	$ —
During the year ended September 30, 2021, distributable earnings was decreased by $1,695,213 and paid-in capital was increased by $1,695,213 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 7,629,037
Undistributed long-term capital gains	7,655,060
Net unrealized appreciation	13,921,409
Distributions payable	(485,022)
Distributable earnings	$28,720,484
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$2,374,984,465
Gross unrealized appreciation	$ 24,401,017
Gross unrealized depreciation	(10,479,608)
Net unrealized appreciation	$ 13,921,409
5  Financial Instruments
A summary of futures contracts outstanding at September 30, 2021 is included in the Schedule of Investments. During the year ended September 30, 2021, the Fund used futures contracts to hedge interest rate risk and to manage duration.
29

Calvert
Short Duration Income Fund
September 30, 2021
Notes to Financial Statements — continued

At September 30, 2021, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$3,219,199 (1)	$(13,047) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2021 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 3,863,221	$ 3,552,328
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended September 30, 2021 was approximately $55,438,000 and $204,659,000, respectively.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2021, the total value of securities on loan, including accrued interest, was $24,695,486 and the total value of collateral received was $25,208,472, comprised of cash of $18,162,513 and U.S. government and/or agencies securities of $7,045,959.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$18,162,513	$ —	$ —	$ —	$18,162,513
The carrying amount of the liability for deposits for securities loaned at September 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2021.
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Short Duration Income Fund
September 30, 2021
Notes to Financial Statements — continued

7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended September 30, 2021. Effective October 26, 2021, the Fund renewed its line of credit agreement, which expires October 25, 2022, at substantially the same terms.
8  Affiliated Issuers and Funds
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Fund) serves on the CIC Board. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
In addition to the Notes, the Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At September 30, 2021, the value of the Fund's investment in the Notes and affiliated issuers and funds was $62,140,229, which represents 2.6% of the Fund's net assets. Transactions in the Notes and affiliated issuers and funds by the Fund for the year ended September 30, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 0.784%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)	$ —	$ 2,127,661	$ —	$ —	$ (938)	$ 2,126,674	$ 5,712	$ 2,126,000
Series 2017-CLS, Class B, 0.934%, (1 mo. USD LIBOR + 0.85%), 11/15/34(1)	—	2,342,925	—	—	(4,627)	5,942,149	24,989	5,940,000
Series 2017-CLS, Class C, 1.084%, (1 mo. USD LIBOR + 1.00%), 11/15/34(1)	—	200,187	—	—	(2,168)	5,759,059	37,263	5,755,000
Series 2019-BPR, Class A, 1.484%, (1 mo. USD LIBOR + 1.40%), 5/15/36(1)	—	—	—	—	282,609	14,709,964	132,751	14,831,000
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(2)	—	4,000,000	—	—	(68,680)	3,931,320	47,667	4,000,000
Short-Term Investments
Calvert Cash Reserves Fund, LLC	18,183,677	1,226,685,668	(1,215,195,696)	(5,580)	2,994	29,671,063	59,748	29,668,096
Totals				$(5,580)	$209,190	$62,140,229	$308,130

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).
(2)	Restricted security.
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
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Short Duration Income Fund
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Notes to Financial Statements — continued

Transactions in capital shares for the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,890,272	$ 113,271,632	5,761,832	$ 92,418,372
Reinvestment of distributions	334,255	5,487,972	322,971	5,171,284
Shares redeemed	(5,790,681)	(95,158,988)	(5,816,113)	(92,570,103)
Converted from Class C	447,333	7,337,576	624,490	9,909,614
Net increase	1,881,179	$ 30,938,192	893,180	$ 14,929,167
Class C
Shares sold	462,020	$ 7,539,019	571,703	$ 9,105,538
Reinvestment of distributions	22,571	368,733	31,001	494,496
Shares redeemed	(624,264)	(10,216,265)	(995,684)	(15,862,761)
Converted to Class A	(448,978)	(7,337,576)	(626,896)	(9,909,614)
Net decrease	(588,651)	$ (9,646,089)	(1,019,876)	$ (16,172,341)
Class I
Shares sold	66,429,707	$1,099,772,696	38,858,238	$ 627,700,552
Reinvestment of distributions	1,892,978	31,297,927	1,762,988	28,418,075
Shares redeemed	(34,707,931)	(574,321,642)	(37,857,916)	(603,048,486)
Net increase	33,614,754	$ 556,748,981	2,763,310	$ 53,070,141
Class R6
Shares sold	4,849,780	$ 80,340,334	1,794,251	$ 29,125,054
Reinvestment of distributions	77,373	1,280,308	49,428	795,909
Shares redeemed	(355,837)	(5,885,345)	(899,338)	(14,420,582)
Net increase	4,571,316	$ 75,735,297	944,341	$ 15,500,381
10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
11  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Trust that it was resigning as the independent registered public accounting firm to the Trust, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Trust), KPMG would no longer be independent of the Trust. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Trust (the “Funds”) for the fiscal year ending September 30, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
32

Calvert
Short Duration Income Fund
September 30, 2021
Notes to Financial Statements — continued

KPMG’s reports on the financial statements for the Funds for the fiscal periods ended September 30, 2019 and September 30, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
33

Calvert
Short Duration Income Fund
September 30, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Short Duration Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Short Duration Income Fund (the "Fund") (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2021, the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations and changes in its net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended September 30, 2020, and the financial highlights for the years or periods ended September 30, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2021
We have served as the auditor of one or more Calvert investment companies since 2021.
34

Calvert
Short Duration Income Fund
September 30, 2021
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, 163(j) interest dividends and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2021, the Fund designates approximately $191,513, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended September 30, 2021, the Fund designates 93.46% of distributions from net investment income as a 163(j) interest dividend.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021, $11,289,758 or, if subsequently determined to be different, the net capital gain of such year.
35

Calvert
Short Duration Income Fund
September 30, 2021
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 16, 2021, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
36

Calvert
Short Duration Income Fund
September 30, 2021
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member's retirement. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Walsh and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Trustee	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Trustee	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
37

Calvert
Short Duration Income Fund
September 30, 2021
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Trustees (continued)
Anthony A. Williams 1951	Trustee	2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh(2) 1971	Secretary, Vice President and Chief Legal Officer	2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Walsh and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
38

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

39

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
40

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
41

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24179     9.30.21

Calvert
Ultra-Short Duration Income Fund
Annual Report
September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2021
Calvert
Ultra-Short Duration Income Fund

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
After the U.S. Federal Reserve (the Fed) met in late September 2021, Fed Chair Jerome Powell noted that “The path of the economy continues to depend on the course of the [COVID-19] virus, and risks to the economic outlook remain.” For fixed-income investors, this reflected the dominant investment theme for the 12-month period ended September 30, 2021.
Throughout the period, performance of fixed-income asset classes ebbed and flowed as the virus advanced and retreated, with a second wave of COVID-19 washing over the U.S. and global economies in the winter of 2020-2021 and a third wave known as the Delta variant spreading around the world in the summer of 2021.
For the period as a whole, however, U.S. fixed-income investors appeared to focus on the reopening of the economy and its recovery from a near-shutdown in the early days of the pandemic. The asset classes that fared best during the period were those that stood to benefit from a U.S. and global economic revival. So-called “safe-haven” assets, in contrast, fared poorly as investors appeared to become more comfortable taking on increased risk during the period.
As a result, U.S. Treasurys were one of the worst-performing fixed-income asset classes during the period, with the Bloomberg U.S. Treasury Index returning (3.30)% for the period. The Bloomberg U.S. Aggregate Bond Index, a broad measure of the U.S. fixed-income market, was also dragged down by its Treasury component, and returned (0.90)% for the period.
Investment-grade corporate bonds fared better. The Bloomberg U.S. Corporate Bond Index returned 1.74% for the period, as factories and businesses reopened and consumers — a key driver of the U.S. economy — rushed to spend the money they had saved while confined at home earlier in the pandemic.
High yield bonds were a standout asset class during the period. Several industries prominent within the high yield space — including airlines, restaurants, retail, and travel & leisure — were among the hardest-hit businesses early in the pandemic and the biggest beneficiaries of the subsequent economic recovery. Reflecting investors’ increasing confidence in the recovery, as well as their search for yield in a historically low-yield environment, the Bloomberg U.S. Corporate High Yield Index returned 11.28% for the one-year period.
Fund Performance
For the 12-month period ended September 30, 2021, Calvert Ultra-Short Duration Income Fund (the Fund) returned 1.55% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg 9-12 Months Short Treasury Index (the Index), which returned 0.17%.
The Fund’s sector allocations contributed to performance relative to the Index during the period. Allocations to investment-grade corporate securities, asset-backed securities (ABS), and mortgage-backed securities were particularly beneficial. Allocations to high yield corporate securities and commercial mortgage-backed securities (CMBS) further enhanced relative performance during the period. The Fund’s short duration also contributed to returns relative to the Index. The Fund’s derivative exposure was a positive contributor to performance relative to the Index during the period.
The Fund’s yield-curve positioning detracted from returns relative to the Index during the period.
Toward period-end, the Fed indicated it was poised to begin a monetary tightening cycle that the Fund believed was likely to spark volatility and push interest rates higher, particularly at the front end of the yield curve. Under these circumstances, the Fund remained short interest rate duration at period end.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Performance

Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/31/2006	10/31/2006	1.55%	1.48%	1.34%
Class I at NAV	01/31/2014	10/31/2006	1.80	1.75	1.56
Class R6 at NAV	10/03/2017	10/31/2006	1.75	1.77	1.57

Bloomberg 9-12 Months Short Treasury Index	—	—	0.17%	1.47%	0.90%

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.76%	0.51%	0.47%
Net	0.72	0.47	0.43
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	09/30/2011	$291,991	N.A.
Class R6	$1,000,000	09/30/2011	$1,168,742	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of bond holdings)*

* For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of an issuance based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

See Endnotes and Additional Disclosures in this report.
4

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg 9-12 Months Short Treasury Index measures the performance of U.S. Treasury bills, notes, and bonds with a maturity between nine and twelve months. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Class A, Class I and Class R6 shares are offered at net asset value (NAV). Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A and the performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.
Important Notice to Shareholders
Effective August 24, 2021, the Bloomberg Barclays fixed income indices were rebranded as Bloomberg indices.

5

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,003.90	$3.62 **	0.72%
Class I	$1,000.00	$1,005.20	$2.36 **	0.47%
Class R6	$1,000.00	$1,004.40	$2.16 **	0.43%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.46	$3.65 **	0.72%
Class I	$1,000.00	$1,022.71	$2.38 **	0.47%
Class R6	$1,000.00	$1,022.91	$2.18 **	0.43%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Schedule of Investments

Asset-Backed Securities — 19.6%

Security	Principal Amount (000's omitted)	Value
Affirm Asset Securitization Trust, Series 2021-A, Class A, 0.88%, 8/15/25(1)	$5,890	$ 5,903,886
Amur Equipment Finance Receivables IX, LLC, Series 2021-1A, Class A2, 0.75%, 11/20/26(1)	4,355	4,358,689
Avant Loans Funding Trust:
Series 2019-B, Class B, 3.15%, 10/15/26(1)	2,393	2,399,498
Series 2019-B, Class C, 4.54%, 10/15/26(1)	2,500	2,529,059
Series 2020-REV1, Class C, 4.17%, 5/15/29(1)	2,500	2,514,022
BHG Securitization Trust, Series 2021-B, Class A, 0.90%, 10/17/34(1)	2,270	2,276,054
Chesapeake Funding II, LLC:
Series 2018-2A, Class A1, 3.23%, 8/15/30(1)	3,278	3,288,526
Series 2020-1A, Class A2, 0.734%, (1 mo. USD LIBOR + 0.65%), 8/16/32(1)(2)	852	856,191
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	6,487	6,505,215
Conn's Receivables Funding, LLC:
Series 2020-A, Class A, 1.71%, 6/16/25(1)	710	710,290
Series 2020-A, Class B, 4.27%, 6/16/25(1)	1,554	1,564,454
Series 2020-A, Class C, 4.20%, 6/16/25(1)	2,296	2,304,056
Consumer Loan Underlying Bond Credit Trust, Series 2020-P1, Class A, 2.26%, 3/15/28(1)	334	334,945
Crossroads Asset Trust, Series 2021-A, Class A2, 0.82%, 3/20/24(1)	2,415	2,418,283
DB Master Finance, LLC, Series 2017-1A, Class A2I, 3.629%, 11/20/47(1)	10,615	10,708,119
Dell Equipment Finance Trust:
Series 2020-2, Class A2, 0.47%, 10/24/22(1)	858	858,883
Series 2021-2, Class A1, 0.182%, 9/22/22(1)	8,500	8,499,668
Donlen Fleet Lease Funding 2, LLC, Series 2021-2, Class A1, 0.415%, (1 mo. USD LIBOR + 0.33%), 12/11/34(1)(2)	4,000	4,005,752
FOCUS Brands Funding, LLC, Series 2017-1A, Class A2IB, 3.857%, 4/30/47(1)	4,213	4,334,599
Ford Credit Auto Lease Trust:
Series 2020-B, Class A2A, 0.50%, 12/15/22	504	504,410
Series 2020-B, Class A2B, 0.344%, (1 mo. USD LIBOR + 0.26%), 12/15/22(2)	722	721,771
Hilton Grand Vacations Trust, Series 2020-AA, Class A, 2.74%, 2/25/39(1)	1,162	1,210,464
JPMorgan Chase Bank, NA:
Series 2021-2, Class B, 0.889%, 12/26/28(1)	2,245	2,245,254
Series 2021-3, Class B, 0.76%, 2/26/29(1)	2,556	2,556,241
Series 2021-3, Class C, 0.86%, 2/26/29(1)	2,856	2,855,853
Series 2021-3, Class D, 1.009%, 2/26/29(1)	1,140	1,140,410
LL ABS Trust, Series 2021-1A, Class A, 1.07%, 5/15/29(1)	1,492	1,491,242
Marlette Funding Trust:
Series 2018-2A, Class C, 4.37%, 7/17/28(1)	2,958	2,968,500
Security	Principal Amount (000's omitted)	Value
Marlette Funding Trust: (continued)
Series 2019-2A, Class A, 3.13%, 7/16/29(1)	$264	$ 263,896
Series 2020-2A, Class A, 1.02%, 9/16/30(1)	76	76,118
Series 2020-2A, Class B, 1.83%, 9/16/30(1)	1,500	1,507,595
Series 2021-1A, Class A, 0.60%, 6/16/31(1)	947	947,834
MVW, LLC, Series 2020-1A, Class A, 1.74%, 10/20/37(1)	306	309,395
OneMain Financial Issuance Trust:
Series 2015-3A, Class A, 3.63%, 11/20/28(1)	114	114,182
Series 2015-3A, Class B, 4.16%, 11/20/28(1)	1,310	1,311,990
Series 2018-1A, Class A, 3.30%, 3/14/29(1)	5,315	5,329,017
Series 2019-1A, Class A, 3.48%, 2/14/31(1)	351	351,548
Oportun Funding, LLC, Series 2020-1, Class B, 3.45%, 5/15/24(1)	3,000	3,048,447
Oscar US Funding XII, LLC, Series 2021-1A, Class A2, 0.40%, 3/11/24(1)	2,298	2,302,996
Pagaya AI Debt Selection Trust:
Series 2021-1, Class A, 1.18%, 11/15/27(1)	6,298	6,315,430
Series 2021-2, 3.00%, 1/25/29(1)	3,908	3,940,169
Series 2021-3, Class A, 1.15%, 5/15/29(1)	8,710	8,715,276
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	3,478	3,482,728
Prodigy Finance CM DAC, Series 2021-1A, Class A, 1.336%, (1 mo. USD LIBOR + 1.25%), 7/25/51(1)(2)	4,947	4,967,819
Purchasing Power Funding, LLC, Series 2021-A, Class A, 1.57%, 10/15/25(1)	5,740	5,757,559
Small Business Lending Trust, Series 2020-A, Class A, 2.62%, 12/15/26(1)	694	695,967
SoFi Professional Loan Program, LLC, Series 2016-B, Class A1, 1.286%, (1 mo. USD LIBOR + 1.20%), 6/25/33(1)(2)	84	84,121
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	3,690	3,726,239
Springleaf Funding Trust:
Series 2017-AA, Class A, 2.68%, 7/15/30(1)	1,694	1,696,654
Series 2017-AA, Class C, 3.86%, 7/15/30(1)	3,500	3,507,045
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	26	27,690
Series 2020-1A, Class A2, 1.893%, 8/25/45(1)	1,525	1,535,084
Tesla Auto Lease Trust:
Series 2019-A, Class A2, 2.13%, 4/20/22(1)	2,257	2,261,977
Series 2020-A, Class A2, 0.55%, 5/22/23(1)	1,043	1,043,787
Theorem Funding Trust:
Series 2020-1A, Class A, 2.48%, 10/15/26(1)	2,088	2,097,317
Series 2021-1A, Class A, 1.21%, 12/15/27(1)	17,977	17,995,324
Toyota Auto Receivables Owner Trust, Series 2020-C, Class A2, 0.36%, 2/15/23	723	723,074
Upstart Securitization Trust:
Series 2021-3, Class A, 0.83%, 7/20/31(1)	2,027	2,027,585
Series 2021-4, Class A, 0.84%, 9/20/31(1)	7,000	7,000,820

7
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Vantage Data Centers Issuer, LLC, Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	$4,955	$ 4,935,237
Verizon Owner Trust:
Series 2019-A, Class A1B, 0.417%, (1 mo. USD LIBOR + 0.33%), 9/20/23(2)	406	406,791
Series 2020-2A, Class A1B, 0.357%, (1 mo. USD LIBOR + 0.27%), 7/22/24(2)	13,500	13,525,291
Series 2020-B, Class A, 0.47%, 2/20/25	5,515	5,529,306
Total Asset-Backed Securities (identified cost $199,654,838)		$ 199,625,642

Collateralized Mortgage Obligations — 5.1%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2020-3A, Class M1A, 2.086%, (1 mo. USD LIBOR + 2.00%), 10/25/30(1)(2)	$2,867	$ 2,893,467
Series 2021-1A, Class M1A, 1.80%, (30-day average SOFR + 1.75%), 3/25/31(1)(2)	4,784	4,853,371
Series 2021-1A, Class M1B, 2.25%, (30-day average SOFR + 2.20%), 3/25/31(1)(2)	1,500	1,542,318
Series 2021-2A, Class M1A, 1.25%, (30-day average SOFR + 1.20%), 6/25/31(1)(2)	2,696	2,716,503
Series 2021-3A, Class M1A, 1.05%, (30-day average SOFR + 1.00%), 9/25/31(1)(2)	4,000	4,013,308
Eagle Re, Ltd., Series 2021-1, Class M1A, 1.75%, (30-day average SOFR + 1.70%), 10/25/33(1)(2)	3,000	3,026,517
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-DNA3, Class M2, 2.586%, (1 mo. USD LIBOR + 2.50%), 3/25/30(2)	1,940	1,988,659
Series 2018-DNA1, Class M2, 1.886%, (1 mo. USD LIBOR + 1.80%), 7/25/30(2)	3,665	3,698,672
Series 2018-DNA1, Class M2AT, 1.136%, (1 mo. USD LIBOR + 1.05%), 7/25/30(2)	3,885	3,875,132
Series 2018-HQA2, Class M1, 0.836%, (1 mo. USD LIBOR + 0.75%), 10/25/48(1)(2)	571	571,796
Series 2019-DNA3, Class M2, 2.136%, (1 mo. USD LIBOR + 2.05%), 7/25/49(1)(2)	856	867,038
Series 2019-DNA4, Class M2, 2.036%, (1 mo. USD LIBOR + 1.95%), 10/25/49(1)(2)	898	903,191
Series 2020-DNA6, Class M1, 0.95%, (30-day average SOFR + 0.90%), 12/25/50(1)(2)	923	923,825
Series 2021-DNA3, Class M1, 0.80%, (30-day average SOFR + 0.75%), 10/25/33(1)(2)	1,685	1,689,212
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C03, Class 2M2, 2.986%, (1 mo. USD LIBOR + 2.90%), 7/25/24(2)	43	43,785
Series 2014-C04, Class 1M2, 4.986%, (1 mo. USD LIBOR + 4.90%), 11/25/24(2)	6,481	6,755,415
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Connecticut Avenue Securities: (continued)
Series 2019-R02, Class 1M2, 2.386%, (1 mo. USD LIBOR + 2.30%), 8/25/31(1)(2)	$961	$ 969,004
Home RE, Ltd., Series 2021-1, Class M1A, 1.136%, (1 mo. USD LIBOR + 1.05%), 7/25/33(1)(2)	6,800	6,827,926
Oaktown Re V, Ltd., Series 2020-2A, Class M1A, 2.486%, (1 mo. USD LIBOR + 2.40%), 10/25/30(1)(2)	411	413,093
RESIMAC Bastille Trust, Series 2018-1NCA, Class A1, 0.933%, (1 mo. USD LIBOR + 0.85%), 12/5/59(1)(2)	1,020	1,021,912
RESIMAC Premier Trust, Series 2020-1A, Class A1A, 1.133%, (1 mo. USD LIBOR + 1.05%), 2/7/52(1)(2)	2,239	2,253,706
Total Collateralized Mortgage Obligations (identified cost $51,807,591)		$ 51,847,850

Commercial Mortgage-Backed Securities — 6.1%

Security	Principal Amount (000's omitted)	Value
BBCMS Mortgage Trust, Series 2017-DELC, Class A, 0.934%, (1 mo. USD LIBOR + 0.85%), 8/15/36(1)(2)	$3,486	$ 3,494,716
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 1.004%, (1 mo. USD LIBOR + 0.92%), 10/15/36(1)(2)	4,035	4,046,545
Series 2020-BXLP, Class A, 0.884%, (1 mo. USD LIBOR + 0.80%), 12/15/36(1)(2)	5,394	5,409,714
Series 2021-VOLT, Class B, 1.034%, (1 mo. USD LIBOR + 0.95%), 9/15/36(1)(2)	4,129	4,138,031
Series 2021-VOLT, Class C, 1.184%, (1 mo. USD LIBOR + 1.10%), 9/15/36(1)(2)	1,908	1,911,910
Series 2021-VOLT, Class D, 1.734%, (1 mo. USD LIBOR + 1.65%), 9/15/36(1)(2)	1,427	1,431,291
Extended Stay America Trust:
Series 2021-ESH, Class A, 1.164%, (1 mo. USD LIBOR + 1.08%), 7/15/38(1)(2)	5,877	5,903,360
Series 2021-ESH, Class B, 1.464%, (1 mo. USD LIBOR + 1.38%), 7/15/38(1)(2)	1,495	1,504,425
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 1.234%, (1 mo. USD LIBOR + 1.15%), 5/15/38(1)(2)	3,000	3,009,047
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 0.784%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)(2)(3)	10,065	10,068,189
Series 2017-CLS, Class B, 0.934%, (1 mo. USD LIBOR + 0.85%), 11/15/34(1)(2)(3)	11,690	11,694,229
Series 2019-BPR, Class A, 1.484%, (1 mo. USD LIBOR + 1.40%), 5/15/36(1)(2)(3)	6,420	6,367,606
Motel Trust:
Series 2021-MTL6, Class A, 0.984%, (1 mo. USD LIBOR + 0.90%), 9/15/38(1)(2)	2,227	2,233,694

8
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Motel Trust: (continued)
Series 2021-MTL6, Class B, 1.284%, (1 mo. USD LIBOR + 1.20%), 9/15/38(1)(2)	$1,137	$ 1,139,467
Total Commercial Mortgage-Backed Securities (identified cost $62,338,781)		$ 62,352,224

Corporate Bonds — 46.8%

Security	Principal Amount (000's omitted)	Value
Communications — 4.5%
AT&T, Inc., 0.69%, (SOFR + 0.64%), 3/25/24(2)	$6,471	$ 6,483,258
CCO Holdings, LLC/CCO Holdings Capital Corp.:
5.00%, 2/1/28(1)	1,936	2,023,410
5.125%, 5/1/27(1)	7,010	7,308,346
Nokia Oyj, 3.375%, 6/12/22	11,309	11,567,184
Sprint Communications, Inc., 6.00%, 11/15/22	2,500	2,631,800
T-Mobile USA, Inc.:
2.25%, 2/15/26(4)	1,084	1,097,550
2.25%, 2/15/26(1)	1,192	1,206,900
Verizon Communications, Inc.:
0.55%, (SOFR + 0.50%), 3/22/24(2)	5,000	5,047,432
1.118%, (3 mo. USD LIBOR + 1.00%), 3/16/22(2)	8,411	8,448,562
		$ 45,814,442
Consumer, Cyclical — 5.9%
7-Eleven, Inc.:
0.578%, (3 mo. USD LIBOR + 0.45%), 8/10/22(1)(2)	$1,500	$ 1,500,381
0.625%, 2/10/23(1)	1,280	1,280,533
American Honda Finance Corp., 0.399%, (3 mo. USD LIBOR + 0.28%), 1/12/24(2)	5,000	5,016,643
BMW US Capital, LLC, 0.58%, (SOFR + 0.53%), 4/1/24(1)(2)	2,000	2,022,467
Brunswick Corp., 0.85%, 8/18/24	1,575	1,575,332
Delta Air Lines, Inc., 3.625%, 3/15/22	10,500	10,593,673
Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.50%, 10/20/25(1)	4,213	4,509,152
Ford Motor Credit Co., LLC:
0.999%, (3 mo. USD LIBOR + 0.88%), 10/12/21(2)	3,140	3,140,022
1.198%, (3 mo. USD LIBOR + 1.08%), 8/3/22(2)	2,000	1,994,205
3.278%, (3 mo. USD LIBOR + 3.14%), 1/7/22(2)	2,000	2,008,840
3.339%, 3/28/22	5,000	5,034,400
Hyatt Hotels Corp.:
(SOFR + 1.05%), 10/1/23(5)	3,245	3,249,705
1.30%, 10/1/23(6)	1,087	1,088,595
Nordstrom, Inc., 2.30%, 4/8/24	1,572	1,572,240
Toll Brothers Finance Corp., 5.875%, 2/15/22	1,400	1,407,763
Security	Principal Amount (000's omitted)	Value
Consumer, Cyclical (continued)
Toyota Motor Credit Corp.:
0.275%, (3 mo. USD LIBOR + 0.15%), 2/14/22(2)	$8,150	$ 8,155,077
0.45%, 7/22/22	5,500	5,511,578
		$ 59,660,606
Consumer, Non-cyclical — 3.8%
Becton Dickinson and Co., 1.148%, (3 mo. USD LIBOR + 1.03%), 6/6/22(2)	$390	$ 392,490
Centene Corp., 4.25%, 12/15/27	5,500	5,763,450
Coca-Cola Europacific Partners PLC, 0.50%, 5/5/23(1)	6,167	6,162,153
JDE Peet's NV, 0.80%, 9/24/24(1)	5,000	4,987,291
Kraft Heinz Foods Co., 3.875%, 5/15/27	3,200	3,495,976
PerkinElmer, Inc.:
0.55%, 9/15/23	5,000	5,004,818
0.85%, 9/15/24	5,017	5,018,215
Royalty Pharma PLC, 0.75%, 9/2/23	8,250	8,278,428
		$ 39,102,821
Energy — 1.4%
NuStar Logistics, L.P.:
4.75%, 2/1/22	$4,800	$ 4,826,160
5.75%, 10/1/25	1,660	1,790,725
TerraForm Power Operating, LLC, 4.25%, 1/31/23(1)	7,800	8,028,384
		$ 14,645,269
Financial — 24.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
3.50%, 5/26/22	$1,300	$ 1,321,882
3.95%, 2/1/22	11,470	11,566,603
4.625%, 7/1/22	1,000	1,029,945
Air Lease Corp., 3.50%, 1/15/22	3,638	3,669,568
Banco Santander S.A., 1.221%, (3 mo. USD LIBOR + 1.09%), 2/23/23(2)	3,330	3,372,300
Bank of America Corp.:
0.78%, (SOFR + 0.73%), 10/24/24(2)(4)	13,800	13,932,217
1.314%, (3 mo. USD LIBOR + 1.18%), 10/21/22(2)	4,000	4,002,369
Bank of Montreal:
0.40%, (SOFR + 0.35%), 12/8/23(2)	4,200	4,216,667
0.73%, (SOFR + 0.68%), 3/10/23(2)	10,000	10,076,511
Bank of Nova Scotia (The):
0.49%, (SOFR + 0.44%), 4/15/24(2)	5,000	5,031,767
0.60%, (SOFR + 0.55%), 9/15/23(2)	8,500	8,561,559
BBVA Bancomer S.A./Texas, 1.875%, 9/18/25(1)	1,718	1,729,511
Canadian Imperial Bank of Commerce:
0.39%, (SOFR + 0.34%), 6/22/23(2)(4)	5,000	5,010,664
0.85%, (SOFR + 0.80%), 3/17/23(2)	12,310	12,423,776

9
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Financial (continued)
Capital One Financial Corp., 0.849%, (3 mo. USD LIBOR + 0.72%), 1/30/23(2)	$2,084	$ 2,101,038
Citigroup, Inc.:
0.72%, (SOFR + 0.67%), 5/1/25(2)	4,618	4,662,259
0.776% to 10/30/23, 10/30/24(7)	4,080	4,096,419
0.92%, (SOFR + 0.87%), 11/4/22(2)	10,000	10,014,023
1.185%, (3 mo. USD LIBOR + 1.07%), 12/8/21(2)	4,500	4,504,736
1.678% to 5/15/23, 5/15/24(7)	3,723	3,796,583
Credit Agricole S.A., 1.247% to 1/26/26, 1/26/27(1)(7)	1,968	1,940,958
Danske Bank A/S, 1.171% to 12/8/22, 12/8/23(1)(7)	4,200	4,220,897
Goldman Sachs Group, Inc. (The):
0.46%, (SOFR + 0.41%), 1/27/23(2)	8,000	8,004,867
0.63%, (SOFR + 0.58%), 3/8/24(2)	7,903	7,922,000
HSBC Holdings PLC, 0.732% to 8/17/23, 8/17/24(7)	1,776	1,777,716
JPMorgan Chase & Co., 0.63%, (SOFR + 0.58%), 3/16/24(2)	18,440	18,511,004
Lloyds Banking Group PLC, 1.326% to 6/15/22, 6/15/23(7)	2,380	2,395,568
National Bank of Canada:
0.55% to 11/15/23, 11/15/24(7)	3,752	3,745,445
0.90% to 8/15/22, 8/15/23(7)	2,031	2,039,811
Nationwide Building Society, 0.55%, 1/22/24(1)	3,191	3,180,658
Newmark Group, Inc., 6.125%, 11/15/23	3,250	3,520,562
PNC Bank NA, 0.546%, (3 mo. USD LIBOR + 0.43%), 12/9/22(2)	10,600	10,609,128
Public Storage, 0.52%, (SOFR + 0.47%), 4/23/24(2)	3,114	3,119,017
Radian Group, Inc.:
4.50%, 10/1/24	2,000	2,136,330
6.625%, 3/15/25	1,000	1,117,500
Royal Bank of Canada, 0.50%, (SOFR + 0.45%), 10/26/23(2)	7,000	7,043,194
Santander UK Group Holdings PLC, 1.532% to 8/21/25, 8/21/26(7)	2,283	2,279,347
Standard Chartered PLC, 1.30%, (SOFR + 1.25%), 10/14/23(1)(2)	5,950	6,007,164
Synovus Bank/Columbus, GA, 2.289% to 2/10/22, 2/10/23(7)	4,078	4,096,339
Toronto-Dominion Bank (The), 0.50%, (SOFR + 0.45%), 9/28/23(2)	8,200	8,250,639
Truist Financial Corp., 0.45%, (SOFR + 0.40%), 6/9/25(2)	9,000	9,035,665
UBS AG:
0.37%, (SOFR + 0.32%), 6/1/23(1)(2)	9,000	9,028,712
0.50%, (SOFR + 0.45%), 8/9/24(1)(2)	9,000	9,070,503
UniCredit SpA, 2.569% to 9/22/25, 9/22/26(1)(7)	1,976	2,009,964
		$ 246,183,385
Security	Principal Amount (000's omitted)	Value
Government - Multinational — 1.2%
International Bank for Reconstruction & Development, 0.18%, (SOFR + 0.13%), 1/13/23(2)	$9,900	$ 9,907,723
International Finance Corp., 2.00%, 10/24/22	2,429	2,476,314
		$ 12,384,037
Industrial — 2.3%
Caterpillar Financial Services Corp., 0.358%, (3 mo. USD LIBOR + 0.22%), 1/6/22(2)	$7,000	$ 7,004,562
Jabil, Inc.:
1.70%, 4/15/26	940	945,486
4.70%, 9/15/22	5,889	6,124,536
Otis Worldwide Corp., 0.595%, (3 mo. USD LIBOR + 0.45%), 4/5/23(2)	3,500	3,500,373
SYNNEX Corp., 1.25%, 8/9/24(1)	2,778	2,779,209
Teledyne Technologics, Inc., 0.95%, 4/1/24	3,000	3,005,471
		$ 23,359,637
Technology — 0.9%
Seagate HDD Cayman:
4.25%, 3/1/22	$100	$ 101,133
4.875%, 3/1/24	1,555	1,677,456
SK Hynix, Inc., 1.50%, 1/19/26(1)	7,000	6,912,732
		$ 8,691,321
Utilities — 2.7%
Clearway Energy Operating, LLC, 5.00%, 9/15/26	$2,500	$ 2,567,312
Consolidated Edison, Inc., 0.65%, 12/1/23	2,850	2,847,493
NextEra Energy Capital Holdings, Inc.:
0.401%, (3 mo. USD LIBOR + 0.27%), 2/22/23(2)	6,500	6,500,685
0.59%, (SOFR + 0.54%), 3/1/23(2)(4)	4,014	4,032,310
Southern California Gas Co., 0.466%, (3 mo. USD LIBOR + 0.35%), 9/14/23(2)	11,599	11,603,307
		$ 27,551,107
Total Corporate Bonds (identified cost $474,827,987)		$ 477,392,625

High Social Impact Investments — 0.1%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(8)(9)	$1,000	$ 982,830
Total High Social Impact Investments (identified cost $1,000,000)		$ 982,830

10
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Schedule of Investments — continued

Senior Floating-Rate Loans — 1.9%(10)

Borrower/Description	Principal Amount (000's omitted)	Value
Building and Development — 0.1%
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 8/21/25	$1,496	$ 1,485,542
		$ 1,485,542
Cable and Satellite Television — 0.5%
CSC Holdings, LLC, Term Loan, 2.334%, (1 mo. USD LIBOR + 2.25%), 7/17/25	$2,189	$ 2,163,267
UPC Financing Partnership, Term Loan, 3.084%, (1 mo. USD LIBOR + 3.00%), 1/31/29	1,500	1,498,437
Virgin Media Bristol, LLC, Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 1/31/29	1,500	1,502,501
		$ 5,164,205
Electronics/Electrical — 0.2%
SS&C European Holdings S.a.r.l., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 4/16/25	$731	$ 724,566
SS&C Technologies, Inc., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 4/16/25	965	956,844
		$ 1,681,410
Equipment Leasing — 0.1%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25	$1,301	$ 1,297,083
		$ 1,297,083
Health Care — 0.4%
Ortho-Clinical Diagnostics S.A., Term Loan, 3.083%, (1 mo. USD LIBOR + 3.00%), 6/30/25	$1,500	$ 1,500,280
Select Medical Corporation, Term Loan, 2.34%, (1 mo. USD LIBOR + 2.25%), 3/6/25	2,200	2,190,375
		$ 3,690,655
Insurance — 0.2%
Asurion, LLC, Term Loan, 3.209%, (1 mo. USD LIBOR + 3.13%), 11/3/23	$1,738	$ 1,731,110
		$ 1,731,110
Leisure Goods/Activities/Movies — 0.2%
Bombardier Recreational Products, Inc., Term Loan, 2.084%, (1 mo. USD LIBOR + 2.00%), 5/24/27	$1,985	$ 1,971,240
		$ 1,971,240
Telecommunications — 0.2%
CenturyLink, Inc., Term Loan, 2.334%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$2,005	$ 1,985,108
Borrower/Description	Principal Amount (000's omitted)	Value
Telecommunications (continued)
Level 3 Financing, Inc., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 3/1/27	$400	$ 395,679
		$ 2,380,787
Total Senior Floating-Rate Loans (identified cost $19,394,568)		$ 19,402,032

Sovereign Government Bonds — 3.5%

Security	Principal Amount (000's omitted)	Value
Kreditanstalt fuer Wiederaufbau:
2.00%, 11/30/21	$20,644	$ 20,706,550
2.00%, 9/29/22	12,674	12,908,434
Nederlandse Waterschapsbank NV, 2.125%, 11/15/21(1)	2,500	2,505,772
Total Sovereign Government Bonds (identified cost $36,125,918)		$ 36,120,756

U.S. Treasury Obligations — 9.7%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes:
0.125%, 7/31/22	$4,525	$ 4,526,249
0.375%, 3/31/22	10,000	10,015,874
1.125%, 2/28/22	10,000	10,043,958
1.50%, 1/31/22	10,000	10,048,292
1.625%, 12/31/21	18,295	18,366,555
1.75%, 5/31/22	4,636	4,687,948
1.75%, 6/15/22	5,016	5,074,960
1.875%, 2/28/22	10,000	10,075,209
1.875%, 3/31/22	6,500	6,558,561
2.00%, 12/31/21	10,000	10,048,383
2.50%, 1/15/22	10,000	10,070,757
Total U.S. Treasury Obligations (identified cost $99,512,861)		$ 99,516,746

11
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Schedule of Investments — continued

Short-Term Investments — 8.5%
Affiliated Fund — 6.5%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(11)	66,861,849	$ 66,868,535
Total Affiliated Fund (identified cost $66,862,044)		$ 66,868,535
Commercial Paper — 2.0%
Security	Principal Amount (000's omitted)	Value
General Motors Financial Co., Inc.:
0.304%, 10/12/21(1)(12)(13)	$10,000	$ 9,999,067
0.325%, 10/18/21(1)(12)(13)	10,000	9,998,505
Total Commercial Paper (identified cost $19,997,572)		$ 19,997,572
Securities Lending Collateral — 0.0%(14)
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(15)	424,325	$ 424,325
Total Securities Lending Collateral (identified cost $424,325)		$ 424,325
Total Short-Term Investments (identified cost $87,283,941)		$ 87,290,432
Total Investments — 101.3% (identified cost $1,031,946,485)		$1,034,531,137
Other Assets, Less Liabilities — (1.3)%		$ (13,378,012)
Net Assets — 100.0%		$ 1,021,153,125

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2021, the aggregate value of these securities is $384,466,079 or 37.7% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2021.
(3)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 8).
(4)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $1,502,309.
(5)	When-issued, variable rate security whose interest rate will be determined after September 30, 2021.
(6)	When-issued security.
(7)	Security converts to variable rate after the indicated fixed-rate coupon period.
(8)	May be deemed to be an affiliated company (see Note 8).
(9)	Restricted security. Total market value of restricted securities amounts to $982,830, which represents 0.1% of the net assets of the Fund as of September 30, 2021.
(10)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(11)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(12)	Security exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At September 30, 2021, the aggregate value of these securities is $19,997,572 representing 2.0% of the Fund’s net assets.
(13)	Rate shown is the discount rate at date of purchase.
(14)	Amount is less than 0.05%.
(15)	Represents investment of cash collateral received in connection with securities lending.

12
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	(172)	Short	12/31/21	$(37,849,406)	$ 19,869
U.S. 5-Year Treasury Note	(94)	Short	12/31/21	(11,537,766)	60,057
U.S. Ultra 10-Year Treasury Note	(45)	Short	12/21/21	(6,536,250)	98,645
					$178,571
Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$1,000,000

Abbreviations:
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate

Currency Abbreviations:
USD	– United States Dollar
13
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Statement of Assets and Liabilities

September 30, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $935,902,087) - including $1,502,309 of securities on loan	$ 938,549,748
Investments in securities of affiliated issuers, at value (identified cost $96,044,398)	95,981,389
Cash	44,552
Deposits at broker for futures contracts	271,500
Receivable for investments sold	7,568,648
Receivable for capital shares sold	5,083,702
Dividends and interest receivable	2,102,585
Dividends and interest receivable - affiliated	27,314
Securities lending income receivable	298
Receivable from affiliate	29,961
Trustees' deferred compensation plan	830,742
Total assets	$1,050,490,439
Liabilities
Payable for variation margin on open futures contracts	$ 22,527
Payable for investments purchased	21,439,039
Payable for when-issued securities	4,331,359
Payable for capital shares redeemed	1,580,885
Distributions payable	50,130
Deposits for securities loaned	424,325
Payable to affiliates:
Investment advisory fee	216,905
Administrative fee	100,169
Distribution and service fees	68,214
Sub-transfer agency fee	14,828
Trustees' deferred compensation plan	830,742
Accrued expenses	258,191
Total liabilities	$ 29,337,314
Net Assets	$1,021,153,125
Sources of Net Assets
Paid-in capital	$ 1,034,291,313
Accumulated loss	(13,138,188)
Total	$1,021,153,125
Class A Shares
Net Assets	$ 331,647,871
Shares Outstanding	33,373,274
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.94
Class I Shares
Net Assets	$ 605,830,608
Shares Outstanding	60,953,327
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.94
14
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Statement of Assets and Liabilities — continued

September 30, 2021
Class R6 Shares
Net Assets	$83,674,646
Shares Outstanding	8,426,062
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.93
15
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Statement of Operations

Year Ended
September 30, 2021
Investment Income
Dividend income - affiliated issuers	$ 35,744
Interest and other income	11,164,680
Interest income - affiliated issuers	177,621
Securities lending income, net	4,467
Total investment income	$11,382,512
Expenses
Investment advisory fee	$ 2,292,202
Administrative fee	1,058,039
Distribution and service fees:
Class A	777,130
Trustees' fees and expenses	50,313
Custodian fees	22,684
Transfer agency fees and expenses	601,685
Accounting fees	198,296
Professional fees	55,648
Registration fees	93,978
Reports to shareholders	34,519
Miscellaneous	47,018
Total expenses	$ 5,231,512
Waiver and/or reimbursement of expenses by affiliate	$ (326,621)
Net expenses	$ 4,904,891
Net investment income	$ 6,477,621
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (1,130,793)
Investment securities - affiliated issuers	28,821
Futures contracts	604,429
Net realized loss	$ (497,543)
Change in unrealized appreciation (depreciation):
Investment securities	$ 7,673,902
Investment securities - affiliated issuers	50,919
Futures contracts	190,156
Net change in unrealized appreciation (depreciation)	$ 7,914,977
Net realized and unrealized gain	$ 7,417,434
Net increase in net assets from operations	$13,895,055
16
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Statements of Changes in Net Assets

	Year Ended September 30,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 6,477,621	$ 15,200,069
Net realized loss	(497,543)	(11,212,784)
Net change in unrealized appreciation (depreciation)	7,914,977	(6,159,293)
Net increase (decrease) in net assets from operations	$ 13,895,055	$ (2,172,008)
Distributions to shareholders:
Class A	$ (2,250,040)	$ (4,884,021)
Class I	(5,048,977)	(10,226,978)
Class R6	(454,567)	(937,447)
Total distributions to shareholders	$ (7,753,584)	$ (16,048,446)
Capital share transactions:
Class A	$ 32,604,228	$ (10,354,612)
Class I	111,407,610	(73,594,016)
Class R6	48,472,166	(13,997,987)
Net increase (decrease) in net assets from capital share transactions	$ 192,484,004	$ (97,946,615)
Net increase (decrease) in net assets	$ 198,625,475	$(116,167,069)
Net Assets
At beginning of year	$ 822,527,650	$ 938,694,719
At end of year	$1,021,153,125	$ 822,527,650
17
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Financial Highlights

	Class A
	Year Ended September 30,
	2021	2020	2019	2018 (1)	2017 (1)
Net asset value — Beginning of year	$ 9.86	$ 9.98	$ 9.99	$ 10.01	$ 9.99
Income (Loss) From Operations
Net investment income(2)	$ 0.06	$ 0.15	$ 0.24	$ 0.17	$ 0.12
Net realized and unrealized gain (loss)	0.09	(0.12)	— (3)	(0.01)	0.02
Total income from operations	$ 0.15	$ 0.03	$ 0.24	$ 0.16	$ 0.14
Less Distributions
From net investment income	$ (0.07)	$ (0.15)	$ (0.25)	$ (0.18)	$ (0.12)
From net realized gain	—	—	—	— (4)	—
Total distributions	$ (0.07)	$ (0.15)	$ (0.25)	$ (0.18)	$ (0.12)
Net asset value — End of year	$ 9.94	$ 9.86	$ 9.98	$ 9.99	$ 10.01
Total Return(5)	1.55%	0.35%	2.46%	1.65%	1.42%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$331,648	$296,786	$311,980	$378,257	$440,440
Ratios (as a percentage of average daily net assets):(6)
Total expenses	0.76%	0.76%	0.79%	0.77%	0.82%
Net expenses	0.72%	0.72%	0.74%	0.77%	0.79%
Net investment income	0.58%	1.48%	2.44%	1.73%	1.18%
Portfolio Turnover	92% (7)	128% (7)	85%	105%	107%

(1)	Per share data reflects a 1.5615-for-1 share split effective June 15, 2018.
(2)	Computed using average shares outstanding.
(3)	Amount is less than $0.005.
(4)	Amount is less than $(0.005).
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(6)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(7)	Includes the effect of To Be Announced (TBA) transactions.
18
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2021	2020	2019	2018 (1)	2017 (1)
Net asset value — Beginning of year	$ 9.86	$ 9.98	$ 9.99	$ 10.01	$ 9.98
Income (Loss) From Operations
Net investment income(2)	$ 0.08	$ 0.17	$ 0.27	$ 0.21	$ 0.15
Net realized and unrealized gain (loss)	0.10	(0.11)	— (3)	(0.03)	0.03
Total income from operations	$ 0.18	$ 0.06	$ 0.27	$ 0.18	$ 0.18
Less Distributions
From net investment income	$ (0.10)	$ (0.18)	$ (0.28)	$ (0.20)	$ (0.15)
From net realized gain	—	—	—	— (4)	—
Total distributions	$ (0.10)	$ (0.18)	$ (0.28)	$ (0.20)	$ (0.15)
Net asset value — End of year	$ 9.94	$ 9.86	$ 9.98	$ 9.99	$ 10.01
Total Return(5)	1.80%	0.60%	2.75%	1.89%	1.75%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$605,831	$490,798	$576,065	$540,507	$96,906
Ratios (as a percentage of average daily net assets):(6)
Total expenses	0.51%	0.51%	0.54%	0.53%	0.48%
Net expenses	0.47%	0.47%	0.48%	0.50%	0.46%
Net investment income	0.82%	1.75%	2.70%	2.10%	1.51%
Portfolio Turnover	92% (7)	128% (7)	85%	105%	107%

(1)	Per share data reflects a 1.5625-for-1 share split effective June 15, 2018.
(2)	Computed using average shares outstanding.
(3)	Amount is less than $0.005.
(4)	Amount is less than $(0.005).
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(6)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(7)	Includes the effect of To Be Announced (TBA) transactions.
19
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Financial Highlights — continued

	Class R6
	Year Ended September 30,			Period Ended September 30,
	2021	2020	2019	2018 (1)(2)
Net asset value — Beginning of period	$ 9.86	$ 9.98	$ 9.99	$ 10.01
Income (Loss) From Operations
Net investment income(3)	$ 0.08	$ 0.18	$ 0.27	$ 0.21
Net realized and unrealized gain (loss)	0.09	(0.12)	— (4)	(0.02)
Total income from operations	$ 0.17	$ 0.06	$ 0.27	$ 0.19
Less Distributions
From net investment income	$ (0.10)	$ (0.18)	$ (0.28)	$ (0.21)
From net realized gain	—	—	—	— (5)
Total distributions	$ (0.10)	$ (0.18)	$ (0.28)	$ (0.21)
Net asset value — End of period	$ 9.93	$ 9.86	$ 9.98	$ 9.99
Total Return(6)	1.75%	0.64%	2.76%	1.90% (7)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,675	$34,944	$50,650	$17,570
Ratios (as a percentage of average daily net assets):(8)
Total expenses	0.46%	0.47%	0.50%	0.48% (9)
Net expenses	0.43%	0.43%	0.44%	0.48% (9)
Net investment income	0.82%	1.85%	2.72%	2.07% (9)
Portfolio Turnover	92% (10)	128% (10)	85%	105% (11)

(1)	Per share data reflects a 1.5629-for-1 share split on June 15, 2018.
(2)	For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(3)	Computed using average shares outstanding.
(4)	Amount is less than $0.005.
(5)	Amount is less than $(0.005).
(6)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(7)	Not annualized.
(8)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(9)	Annualized.
(10)	Includes the effect of To Be Announced (TBA) transactions.
(11)	For the year ended September 30, 2018.
20
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Ultra-Short Duration Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar denominated debt securities.
The Fund offers three classes of shares. Class A shares are sold at net asset value and are not subject to a sales charge. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public
21

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Notes to Financial Statements — continued

trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 199,625,642	$ —	$ 199,625,642
Collateralized Mortgage Obligations	—	51,847,850	—	51,847,850
Commercial Mortgage-Backed Securities	—	62,352,224	—	62,352,224
Corporate Bonds	—	477,392,625	—	477,392,625
High Social Impact Investments	—	982,830	—	982,830
Senior Floating-Rate Loans	—	19,402,032	—	19,402,032
Sovereign Government Bonds	—	36,120,756	—	36,120,756
U.S. Treasury Obligations	—	99,516,746	—	99,516,746
Short-Term Investments:
Affiliated Fund	—	66,868,535	—	66,868,535
Commercial Paper	—	19,997,572	—	19,997,572
Securities Lending Collateral	424,325	—	—	424,325
Total Investments	$424,325	$1,034,106,812	$ —	$1,034,531,137
Futures Contracts	$ 178,571	$ —	$ —	$ 178,571
Total	$602,896	$1,034,106,812	$ —	$1,034,709,708
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments
22

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Notes to Financial Statements — continued

are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
K  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. The Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
23

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement") with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund's investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to and including $1 billion	0.26%
Over $1 billion	0.25%
For the year ended September 30, 2021, the investment advisory fee amounted to $2,292,202 or 0.26% of the Fund’s average daily net assets. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.72%, 0.47% and 0.43% for Class A, Class I and Class R6, respectively, of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2022. For the year ended September 30, 2021, CRM waived or reimbursed expenses of $326,621.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2021, CRM was paid administrative fees of $1,058,039.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2021 amounted to $777,130 for Class A shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $98,068 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 ($20,000 prior to January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, was borne by the Calvert funds. For the year ended September 30, 2021, the Fund’s allocated portion of the Advisory Council compensation and fees was $561, which is included in miscellaneous expense on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2021, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns principal repayments on senior floating-rate loans, were $643,269,030 and $562,258,953, respectively. Purchases and sales of U.S. government and agency securities, including paydowns and TBA transactions, were $93,503,124 and $138,591,094, respectively.
24

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Notes to Financial Statements — continued

4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:
	Year Ended September 30,
	2021	2020
Ordinary income	$7,753,584	$16,048,446
During the year ended September 30, 2021, accumulated loss was decreased by $44,725 and paid-in capital was decreased by $44,725 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (15,503,947)
Net unrealized appreciation	2,415,889
Distributions payable	(50,130)
Accumulated loss	$(13,138,188)
At September 30, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $15,503,947 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2021, $8,227,085 are short-term and $7,276,862 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,032,115,248
Gross unrealized appreciation	$ 3,388,032
Gross unrealized depreciation	(972,143)
Net unrealized appreciation	$ 2,415,889
5  Financial Instruments
A summary of futures contracts outstanding at September 30, 2021 is included in the Schedule of Investments. During the year ended September 30, 2021, the Fund used futures contracts to hedge interest rate risk and to manage duration.
At September 30, 2021, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Accumulated loss	$178,571 (1)	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
25

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2021 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 604,429	$ 190,156
The average notional cost of futures contracts (short) outstanding during the year ended September 30, 2021 was approximately $44,479,000.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2021, the total value of securities on loan, including accrued interest, was $1,505,786 and the total value of collateral received was $1,537,732, comprised of cash of $424,325 and U.S. government and/or agencies securities of $1,113,407.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$424,325	$ —	$ —	$ —	$424,325
The carrying amount of the liability for deposits for securities loaned at September 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2021.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2021. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2021. Effective October 26, 2021, the Fund renewed its line of credit agreement, which expires October 25, 2022, at substantially the same terms.
26

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Notes to Financial Statements — continued

8  Affiliated Issuers and Funds
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Fund) serves on the CIC Board. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
In addition to the Notes, the Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At September 30, 2021, the value of the Fund's investment in the Notes and affiliated issuers and funds was $95,981,389, which represents 9.4% of the Fund's net assets. Transactions in the Notes and affiliated issuers and funds by the Fund for the year ended September 30, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 0.784%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)	$ —	$ 5,118,648	$ —	$ —	$ (5,843)	$ 10,068,189	$ 40,996	$ 10,065,000
Series 2017-CLS, Class B, 0.934%, (1 mo. USD LIBOR + 0.85%), 11/15/34(1)	—	1,666,041	—	—	(7,796)	11,694,229	64,579	11,690,000
Series 2019-BPR, Class A, 1.484%, (1 mo. USD LIBOR + 1.40%), 5/15/36(1)	—	108,780	—	—	122,692	6,367,606	56,269	6,420,000
Corporate Bonds
Morgan Stanley, 0.71%, (SOFR + 0.70%), 1/20/23(1)	—	—	(10,043,145)	31,145	(47,455)	—	3,860	—
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(2)	—	1,000,000	—	—	(17,170)	982,830	11,917	1,000,000
Short-Term Investments
Calvert Cash Reserves Fund, LLC	17,839,076	750,752,128	(701,726,836)	(2,324)	6,491	66,868,535	35,744	66,861,849
Totals				$28,821	$ 50,919	$95,981,389	$213,365

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).
(2)	Restricted security.
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares for the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	12,160,121	$ 120,763,022	10,714,225	$ 106,180,895
Reinvestment of distributions	214,067	2,125,323	460,481	4,544,741
Shares redeemed	(9,094,134)	(90,284,117)	(12,335,555)	(121,080,248)
Net increase (decrease)	3,280,054	$ 32,604,228	(1,160,849)	$ (10,354,612)
27

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Notes to Financial Statements — continued

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class I
Shares sold	43,389,045	$ 431,093,359	32,649,370	$ 322,908,702
Reinvestment of distributions	417,763	4,148,423	865,184	8,541,722
Shares redeemed	(32,609,188)	(323,834,172)	(41,457,091)	(405,044,440)
Net increase (decrease)	11,197,620	$ 111,407,610	(7,942,537)	$ (73,594,016)
Class R6
Shares sold	5,412,732	$ 53,744,357	7,606,337	$ 75,092,593
Reinvestment of distributions	45,787	454,384	94,994	937,128
Shares redeemed	(577,640)	(5,726,575)	(9,232,586)	(90,027,708)
Net increase (decrease)	4,880,879	$ 48,472,166	(1,531,255)	$ (13,997,987)
10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
11  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Trust that it was resigning as the independent registered public accounting firm to the Trust, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Trust), KPMG would no longer be independent of the Trust. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Trust (the “Funds”) for the fiscal year ending September 30, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended September 30, 2019 and September 30, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
28

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Ultra-Short Duration Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Ultra-Short Duration Income Fund (the "Fund") (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2021, the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations and changes in its net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended September 30, 2020, and the financial highlights for the years or periods ended September 30, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2021
We have served as the auditor of one or more Calvert investment companies since 2021.
29

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended September 30, 2021, the Fund designates 100.00% of distributions from net investment income as a 163(j) interest dividend.
30

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 16, 2021, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
31

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member's retirement. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Walsh and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Trustee	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Trustee	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
32

Calvert
Ultra-Short Duration Income Fund
September 30, 2021
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Trustees (continued)
Anthony A. Williams 1951	Trustee	2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh(2) 1971	Secretary, Vice President and Chief Legal Officer	2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Walsh and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
33

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

34

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
35

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
36

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24183     9.30.21

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the

Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2020 and September 30, 2021 by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	9/30/20	%*	9/30/21	%*
Audit Fees	$137,431	0%	$135,000	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$24,750	0%	$24,750	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$162,181	0%	$159,750	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)     The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f)     Not applicable.

(g)     Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/20		Fiscal Year ended 9/30/21
$	%*	$	%*
$24,750	0%	$24,750	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(h)     The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(a)(3)	Not applicable.

(a)(4)	Change in Independent Accountant.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:	/s/ John H. Streur
John H. Streur
President

Date:	November 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 22, 2021

By:	/s/ John H. Streur
John H. Streur
President

Date:	November 22, 2021